UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4279

Advantus Series Fund, Inc.
(Exact name of registrant as specified in charter)

400 Robert Street North St. Paul, Minnesota			55101-2098
(Address of principal executive offices)			(Zip code)

Eric J. Bentley, Esq. 400 Robert Street North St. Paul, Minnesota 55101-2098
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(651) 665-3500

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

ITEM 1.  REPORT TO STOCKHOLDERS.

Filed herewith.

Discover Value.

Annual Report
Advantus Series Fund, Inc.

Offered in Minnesota Life Variable Products

December 31, 2007

Equities

Index 400 Mid-Cap Portfolio

Index 500 Portfolio

Real Estate Securities Portfolio

Fixed Income

International Bond Portfolio

Bond Portfolio

Mortgage Securities Portfolio

Maturing Government Bond 2010 Portfolio

Money Market

Money Market Portfolio

*Securities offered through Securian Financial Services, Inc.

Member FINRA/SIPC

Variable Life Insurance*

Variable Adjustable Life

Variable Adjustable Life-Second Death

Variable Adjustable Life-Horizon

Variable Adjustable Life-Summit

Variable Adjustable Life-Survivor

Variable Annuities*

MultiOption® Extra

MultiOption® Legend

MultiOption® Advisor B, C, L

MultiOption® Achiever

MultiOption® Classic

MultiOption® Select

MultiOption® Single

MultiOption® Flexible

Megannuity

University of Minnesota MultiOption® Annuity

Adjustable Income Annuity

FlexAnnuity Plus

InvestAnnuity Plus

Individual Accumulation Annuity

Group Variable Life*

Variable Group Universal Life

Advantus Series Fund, Inc.

Supplement dated January 1, 2008 to the Prospectus of Advantus Series Fund, Inc. (the "Fund") dated May 1, 2007 (now deemed to be dated November 6, 2007)

This supplement updates certain information contained in the Prospectus and should be attached to the Prospectus and retained for future reference.

The Maturing Government Bond 2010 Portfolio was dissolved, terminated and liquidated effective December 7, 2007.

Effective January 1, 2008, Franklin Advisers, Inc. ("Franklin") replaced Augustus Asset Managers Limited as the investment sub-adviser to the International Bond Portfolio (the "Portfolio"), and certain changes were made in the Portfolio's investment strategy, policies and restrictions.

The text on page 11 and on pages 34 to 35 of the Prospectus is replaced by the following:

International Bond Portfolio
Objective and Strategies

Objective

The investment objective of the International Bond Portfolio is to maximize current income, consistent with the protection of principal.

Main Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets in "bonds." "Bonds" include debt securities of any maturity, such as bonds, notes, bills and debentures. Shareholders will be given at least 60 days' advance notice of any change to the 80% policy. In addition, the Portfolio's assets will be invested in issuers located in at least three countries (including the U.S.).

Bonds represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. Although the Portfolio may buy bonds rated in any category, it focuses on "investment grade" bonds. These are issues rated in the top four rating categories by independent rating agencies such as Standard & Poor's or Moody's Investors Service or, if unrated, determined by Franklin to be comparable. The Portfolio may invest up to 25% of its total assets in bonds that are rated below investment grade. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. The Portfolio is a non-diversified fund. The Portfolio may also invest a significant portion of its assets in emerging markets.

The Portfolio may invest, from time to time, in forward currency contracts, including engaging in cross-hedging, to try to hedge (protect) against currency exchange rate fluctuations or to generate income for the Portfolio. A forward currency contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Cross-hedging is the practice of entering into a forward contract to buy or sell an amount of a foreign currency when the Portfolio believes that foreign currency may suffer or enjoy a substantial movement against another currency.

The Portfolio may also enter into currency and interest rates futures to try to hedge against currency exchange rate fluctuations, or to generate income for the Portfolio.

Portfolio Selection

Franklin allocates the Portfolio's assets based upon its assessment of changing market, political and economic conditions. It will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks.

Prospectus Supplement—Not part of Annual Report

Temporary Investments

When Franklin believes market or economic conditions are unfavorable for investors, it may invest up to 100% of the Portfolio's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, short-term bank time deposits, bankers' acceptances and money market fund shares. Franklin also may invest in these types of securities or hold cash while looking for suitable investment opportunities, to maintain liquidity or to segregate on the Portfolio's books in connection with its forward currency, currency or interest rate futures positions. In these circumstances, the Portfolio may be unable to achieve its investment objective.

Main Risks

Interest Rate

When interest rates rise, bond prices fall. The opposite is also true: bond prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

Foreign Securities

Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Portfolio and affect its share price.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

Currency management strategies. Currency management strategies, including cross-hedging, may substantially change the Portfolio's exposure to currency exchange rates and could result in losses to the Portfolio if currencies do not perform as Franklin expects. In addition, currency management strategies, to the extent that they reduce the Portfolio's exposure to currency risks, may also reduce the Portfolio's ability to benefit from favorable changes in currency exchange rates. There is no assurance that Franklin's use of currency management strategies will benefit the Portfolio or that they will be, or can be, used at appropriate times. Furthermore, there may not be a perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency.

Political and economic developments. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries, and securities and currency markets, and the value of the Portfolio's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Portfolio's investments.

Prospectus Supplement—Not part of Annual Report

Trading practices. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Portfolio's assets) also may involve delays in payment, delivery of money or investments.

Availability of information. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Portfolio may at times may be unable to sell foreign securities at favorable prices.

Emerging markets. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

Credit

An issuer of bonds may be unable to make interest payments and repay principal when due. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value, and, thus, impact Portfolio performance.

Lower-rated securities. Securities rated below investment grade, sometimes called "junk bonds," generally have more credit risk than higher-rated securities.

Issuers of high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Portfolio could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer's business and to changes in the ratings assigned by rating agencies. Prices are often closely linked with the issuer's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Portfolio's ability to sell securities in response to specific economic events or to meet redemption requests.

Income

Since the Portfolio can only distribute what it earns, the Portfolio's distributions to shareholders may decline when interest rates fall.

Prospectus Supplement—Not part of Annual Report

Non-Diversification

The Portfolio is a non-diversified fund. It may invest a greater portion of its assets in the securities of one or more issuers than a diversified fund. The Portfolio may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Portfolio's shares. The Portfolio, however, intends to meet certain tax diversification requirements.

Portfolio Turnover

Franklin's attempt to keep the portfolio of bonds at an optimum level of interest rate sensitivity may cause the Portfolio's portfolio turnover rate to be high. High turnover will increase the Portfolio's transaction costs.

More detailed information about the Portfolio, its policies and risks can be found in the Fund's Statement of Additional Information ("SAI").

A description of the Fund's policies and procedures with respect to the disclosures of the Portfolio's holdings of securities is available in the SAI.

The third paragraph of page 26 is replaced by the following:

The investment sub-adviser of the International Bond Portfolio is Franklin Advisers, Inc. ("Franklin"), One Franklin Parkway, San Mateo, CA 94403-1906. Franklin and its affiliates manage over $669 billion in assets. Franklin provides investment advice and generally conducts the investment management program for the International Bond Portfolio.

Pages 26 and 27 of the Prospectus include a table which sets forth information regarding portfolio managers. The information for the Portfolio is as follows:

Portfolio	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
International Bond Portfolio	Michael Hasenstab, Senior Vice President of Franklin	January 1, 2008	Portfolio Manager/Research Analyst of Franklin since 2001, Senior Vice President of Franklin since 2007

Mr. Hasenstab has primary responsibility for the investments of the Portfolio. He has final authority over all aspects of its investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Mr. Hasenstab joined Franklin Templeton Investments in 1995 and has been the manager of the Templeton Global Bond Fund since 2001, which is also advised by Franklin.

A discussion regarding the basis of the approval by the Fund's Board of Directors, on October 25, 2007, of the Investment Sub-Advisory Agreement with Franklin will be available in the Fund's Annual Report to Shareholders for the year ended December 31, 2007.

On August 2, 2004, Franklin Resources, Inc. announced that Franklin (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission ("SEC") that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investment funds. Under the terms of the settlement and the SEC's administrative order pursuant to which Franklin neither admitted nor denied any of the findings contained therein, Franklin agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for

Prospectus Supplement—Not part of Annual Report

approval. On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Fund Investment Litigation" ( the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares in the Franklin Templeton mutual funds) and Franklin reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Franklin and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Franklin and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from the SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of federal securities and state laws relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

Prospectus Supplement—Not part of Annual Report

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How to Use this Report

Some of our clients prefer a narrative account of their Advantus Series Fund investments while other clients prefer full financial statements. This report is designed to meet both preferences.

For a narrative account of each Portfolio's performance, investment strategies and holdings by the Portfolio Manager, refer to the front section of the report. Comprehensive investment holdings, market values and financial reports begin on page 24.

Performance charts graphically compare each Portfolio's performance with select investment indices and other benchmarks. This comparison provides you with more information about your investments.

The charts are useful because they illustrate performance over the same time frame and over a long period. There are limitations, however. An index may reflect the performance of securities that the Portfolio may not hold. Also, the index does not incur investment advisory fees and other fund expenses—whereas your Portfolio does. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment(s) in the Advantus Series Fund. Your Securian Sales Representative, who understands your personal financial situation, can best explain the features of your investment and how they apply to your financial needs.

Portfolio Total Return

The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolios do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolios' shares. When such charges are deducted, actual investment performance in a variable policy or contract will be significantly lower. Please refer to the individual Portfolio reviews contained within the prospectus for information regarding the standardized performance for 1, 5 and 10 years.

The above performance is for Class 2 shares. Effective November 6, 2007, the Portfolios issued two classes of shares: Class 1 and Class 2, except for the Money Market Portfolio which only issues one class of shares. Class 2 shares and shares of the Money Market Portfolio are subject to a Rule 12b-1 fee that Class 1 shares are not. As of December 31, 2007 there were no Class 1 shares outstanding.

Letter from the President

Dear Shareholder:

The markets finished 2007 on an uncertain note, concerned about the economy's ability to stave off a recession. A stall in the credit markets, continued subprime mortgage losses and residential housing woes combined to worry investors and threaten economic growth as the year came to a close.

Credit market problems persisted during the second half of the year. Subprime mortgage losses prompted lenders to take a top to bottom reassessment of lending risks. Banks, fearful of both current and future losses, are not eager to lend now, a major change in attitude from the past 15 years.

All, however, is not doom and gloom. Employment levels continue to be a positive economic force. The drop in the value of the dollar has increased demand for U.S. goods and spurred domestic growth, although further weakness could drive up the cost of imports, adding to inflation.

The equity markets performed positively in 2007. The Standard & Poor's 500 Index finished up 5.49 percent for the year. The international markets were particularly strong, with the MSCI EAFE Index up 11.63 percent for the year. A lack of international exposure hurt small-cap stocks. They were -1.57 percent for 2007, as reflected by the Russell 2000 Index.

Fixed income securities experienced a difficult second half. Treasuries benefited from a continuing flight to quality. Most sectors of the fixed income market were down, and housing and financial issues in particular dropped in value.

The residential real estate market is definitely hurting, with negative housing-related statistics dominating the news. The inventory of homes on the market will continue to grow as a result of widespread foreclosures, which means housing is not likely to turn around anytime soon.

In the commercial real estate market, the story is different. There are solid fundamentals in occupancy and rental rates, but the easy money that was being thrown at the sector earlier in the year has gone away. We believe investors have subsequently overreacted and pushed values unreasonably low, particularly in light of the 5 percent average REIT dividend yield rate. For those who know how to look, value can be found in commercial real estate.

Uncertainty will continue into 2008, and investors should expect volatility. We believe that near term there is more downside than upside in stocks. In the fixed income markets, a bottom up approach that goes beyond ratings and thoroughly evaluates each potential investment is more important than ever.

We think it is a time when paying attention to fundamentals and investing into market declines will be a sound approach.

Sincerely,

Gregory S. Strong
President, Advantus Series Fund, Inc.

Performance
Update

Chris Sebald, CFA
Portfolio Manager

The Bond Portfolio seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The Bond Portfolio invests in long-term, fixed income, high quality debt instruments. The risks incurred by investing in debt instruments include, but are not limited to, reinvestment of prepaid debt obligations at lower rates of return, and the inability to reinvest at higher interest rates when debt obligations are prepaid more slowly than expected. In addition, the net asset value of the Bond Portfolio may fluctuate in response to changes in interest rates and is not guaranteed.

Bond Portfolio

How did the Portfolio perform during 2007?

For the year ended December 31, 2007 the Bond Portfolio had a net performance of 2.29 percent*. The Lehman Brothers Aggregate Bond Index** returned 6.97 percent for the same period.

What influenced the Portfolio's return during 2007?

The Portfolio's performance was mainly influenced by its lack of holdings in U.S. Treasury securities. Treasury securities outperformed all other fixed income sectors, particularly in the second half of the year. The decline in the housing market and subsequent losses in subprime securities caused all non-Treasury securities to underperform Treasuries with similar maturities. The impact of subprime on the entirety of the fixed income market was surprising and swift, but as losses at major banks mounted, funding became scarce and non-Treasury prices suffered as a result.

What other market conditions or events influenced the Portfolio's return during the past 12 months?

As the fixed income market began to deteriorate, even many of the highest rated securities and money market strategies (once considered safe) were called into question. Several thousand collateralized debt obligation securities (CDOs) were downgraded, adding further pressure on the markets. Because many of these securities were originally rated AAA, their downgrade and high probability of default was a shock to investors and caused price declines and avoidance of nearly all structured finance securities. Many of these CDOs were held in investment vehicles that received funding in the money markets sector and, as a result, funding in general dried up and fixed income trading volumes fell significantly.

What strategies and techniques did you employ that specifically affected Portfolio performance?

As the markets began to deteriorate and consumer and residential lending became scarce, we became concerned about the economy's ability to avoid a recession. As a result, we expected the Federal Reserve to cut its target interest rate more than the market estimated and for longer term rates to fall, as well. Therefore, we positioned the Portfolio longer in duration to take advantage of falling rates.

Throughout the year, we continued to employ a relative value trading strategy based on our fundamental forecast for individual securities. While this strategy generated strong results in the beginning of the year, it was less successful in the last part of the year as the markets were overwhelmed by subprime contagion risk.

What industries or sectors did you emphasize during the last 12 months and what is your outlook going forward?

The Portfolio did not own any CDOs, nor any subprime and mortgage securities that we considered to be at risk of significant downgrade or default. However, the Portfolio's emphasis on mortgage-related securities, including commercial mortgage-backed securities, asset-backed securities and senior unsecured debt of financial institutions, negatively impacted performance. Such securities were caught up in the market contagion and performed poorly as a result.

We expect more cuts in the Fed Funds rate in the coming months. Consumers are already showing signs of slowing purchases, and unemployment claims are rising. The "pull-back" in lending terms is likely to cut deeper into the economy as consumers and firms deal with higher lending costs and less favorable terms. While this forecast anticipates a greater degree of stress in the financial markets, we expect the investment grade fixed income sector to reach some level of stability in the coming months. There will likely be a slow recovery in the highest quality sectors of the market as funding and liquidity conditions improve with the injection of money from central banks around the world. Additionally, the recapitalization of the large bank sector provides a much better credit story going forward for these institutions, even though their earning picture remains unclear. The recovery in spreads that we forecast in the coming year will be gradual and is based on the fundamentals relative to pricing. Yield spreads for most sectors are near or in excess of levels reached in prior recessions, where the economy in total was experiencing a much greater drawdown. This is not an easy call outside of the valuation assessment; headline news will likely remain poor with expectations of further deterioration in residential and commercial real estate sectors, and the possibility of a recession will loom for some time. The big macro question is whether the economy avoids recession and whether consumers finally de-lever.

Ten Largest Bond Holdings***

Security description	Market value	% of bond portfolio
U.S. Treasury Bond—5.375%, 02/15/31	$7,300,634	2.0%
GE Capital Commercial Mortgage Corporation—5.543%, 12/10/49	5,739,212	1.6%
Federal National Mortgage Association—5.500%, 04/01/34	5,444,395	1.5%
Bear Stearns Commercial Mortgage Securities, Inc.—5.540%, 09/11/41	5,076,300	1.4%
JPMorgan Alternative Loan Trust—5.750%, 12/25/36	4,808,835	1.4%
Federal Home Loan Mortgage—5.500%, 05/01/34	4,437,379	1.2%
United Technologies Corporation—5.375%, 12/15/17	3,686,894	1.0%
Bear Stearns Commercial Mortgage Securities, Inc.—6.000%, 07/15/31	3,674,994	1.0%
Federal Home Loan Mortgage Corporation—5.500%, 10/01/35	3,519,146	1.0%
Wachovia Bank Commercial Mortgage Trust—5.509%, 04/15/47	3,511,292	1.0%
	$47,199,031	13.1%

Asset Quality (shown as a percentage of net assets)***

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Bond Portfolio—Class 2 Shares,
Lehman Brothers Aggregate Bond Index and Consumer Price Index

On the chart above you can see how the Bond Portfolio's Class 2 Shares total return compared to the Lehman Brothers Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1997 through December 31, 2007, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be significantly lower.

**The Lehman Brothers Aggregate Bond Index is an unmanaged benchmark composite representing average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.

***Composition is as of December 31, 2007.

Performance Update

Tom Houghton
Portfolio Manager

The Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital. It invests in short-term money market instruments and other debt securities that mature within 397 days.

Investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the Portfolio.

Money Market Portfolio

How did the Portfolio perform during 2007?

For the year ended December 31, 2007 the Portfolio had a net return of 4.55 percent*, while the Lehman Brothers Three-Month Treasury Bill Index returned 5.11 percent for the same period.

What influenced the Portfolio's return during 2007?

The Portfolio outperformed the index as measured on a gross basis. With the deduction of fees and expenses, its net return fell below the benchmark index.

What other market conditions or events influenced the Portfolio's performance during the period?

The Treasury yield curve began the year a bit inverted, with longer-term bonds offering a higher coupon than bonds of shorter durations. But the curve ended up substantially steeper by the end of 2007 with short-term rates falling farther than long-term rates. In August the Fed lowered rates 25 basis points as it began to see signs that economic weakness might trump its concerns about a further rise in inflation. Once the Fed moved, the market began to price in a fairly aggressive easing campaign and the Treasury curve really started to steepen. Short rates dropped almost 100 basis points (1 percent) during the third quarter alone, while rates in the long end of the curve only fell about 30 or 40 basis points. By the end of the year, short Treasury rates had fallen about 180 basis points (1.8 percent), while the 10-year Treasury yield fell 65 basis points (0.65 percent).

Interestingly, interest rates on other short non-Treasury securities did not drop nearly as much during the year. For example, commercial paper rates only dropped about 50 basis points and the London Interbank Offered Rate (LIBOR) only fell about 70 basis points. This dislocation reflected growing concerns about the health of the financial system in the U.S. and elsewhere. This concern was especially evident in the short end of the market due to the well-publicized liquidity problems surrounding asset-backed commercial paper (ABCP) and structured investment vehicles (SIV).

What strategies and techniques did you employ that specifically affected Portfolio performance?

The Portfolio's performance continues to be driven mainly by its strategy of investing primarily in high-quality U.S. corporate commercial paper (rated A-1 or higher by Standard & Poor's and P-1 by Moody's). This strategy remains a sound alternative for investors seeking a high degree of safety and liquidity, and it continues to offer better yields than government agency discount notes and Treasury bills of similar maturities. The Portfolio's holdings continue to be well-diversified over a variety of stable industries and companies.

Additionally, the Portfolio continues to invest in short-dated asset-backed securities (ABS) that are eligible to be held in the Portfolio. These ABS are backed by high quality auto loan receivables and are rated A-1 or higher by Standard & Poor's and P-1 or higher by Moody's. The ABS we purchase generally have average lives of around 90 days and yields that are comparable to 90-day commercial paper, but higher yields than agency discount notes and Treasury bills of similar duration. The Portfolio has never invested in short-term debt issued by a SIV and we stopped utilizing ABCP debt early in the year as concerns grew about the problems in that market.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

We invested primarily in high-quality U.S. corporate commercial paper (rated A-1 or higher by Standard & Poor's and P-1 or higher by Moody's) and high-quality, short-dated asset-backed securities. We also invested in short-term discount notes issued primarily by the government sponsored agencies Fannie Mae and Freddie Mac.

We expect more cuts in the Fed Funds rate in the coming months. Consumers are already showing signs of slowing purchases, and unemployment claims are rising. The "pull-back" in lending terms is likely to cut deeper into the economy as consumers and firms deal with higher lending costs and less favorable terms. Because we expect short-term rates to continue to fall, we will be working to keep the average days to maturity of the fund close to the maximum allowed to hold on to higher rates as long as possible.

  Average Days to Maturity

  Seven-Day Compound Yield*

The yield quotation more closely represents the current earnings of the Money Market Portfolio than the total return quotation.

The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or any other agency, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. Shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be significantly lower.

Performance
Update

Chris Sebald, CFA
and David Land, CFA
Portfolio Managers

The Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk. The Mortgage Securities Portfolio will invest primarily in mortgage-related securities. The risks incurred by investing in mortgage-related securities include, but are not limited to, reinvestment of prepaid loans at low rates of return, and the inability to reinvest at higher interest rates when mortgages are prepaid more slowly than expected. In addition, the net asset value of the Mortgage Securities Portfolio may fluctuate in response to changes in interest rates and is not guaranteed.

Mortgage Securities Portfolio

How did the Portfolio perform during 2007?

For the year ended December 31, 2007 the Portfolio had a net performance of 3.19 percent*. The Lehman Brothers Mortgage Backed Securities Index** returned 6.90 percent for the same period.

What influenced the Portfolio's return during 2007?

The Portfolio's performance was mainly influenced by its lack of holdings in agency pass-through securities. Agency mortgage-backed securities outperformed all other mortgage and structured finance sectors, particularly in the second half of the year. The decline in the housing market and subsequent losses in subprime securities caused all non-agency securities to underperform GNMA, FNMA and FHLMC pass-throughs. The impact of subprime on the entirety of the fixed income market was surprising and swift, but as losses at major banks mounted, funding became scarce and prices suffered as a result.

What other market conditions or events influenced the Portfolio's return during the past 12 months?

As the fixed income market began to deteriorate, even many of the highest rated securities and money market strategies (once considered safe) were called into question. Several thousand collateralized debt obligation securities (CDOs) were downgraded, adding further pressure on the markets. Because many of these securities were originally rated AAA, their downgrade and high probability of default was a shock to investors and caused price declines and avoidance of nearly all structured finance securities. Many of these CDOs were held in investment vehicles that received funding in the money markets sector and, as a result, funding in general dried up and fixed income trading volumes fell significantly.

What strategies and techniques did you employ that specifically affected Portfolio performance?

As the markets began to deteriorate and consumer and residential lending became scarce, we became concerned about the economy's ability to avoid a recession. As a result we expected the Federal Reserve to cut its target interest rate more than the market estimated and for longer term rates to fall, as well. Therefore, we positioned the Portfolio longer in duration to take advantage of falling rates.

Throughout the year, we continued to employ a relative value trading strategy based on our fundamental forecast for individual securities. While this strategy generated strong results in the beginning of the year, it was less successful in the last part of the year as the markets were overwhelmed by subprime contagion risk.

What industries or sectors did you emphasize during the last 12 months and what is your outlook going forward?

The Portfolio did not own any CDOs, nor any subprime and mortgage securities that we considered to be at risk of significant downgrade or default. However, the Portfolio's emphasis on mortgage-related securities, including commercial mortgage-backed securities, asset-backed securities and non-agency residential mortgage securities, negatively impacted the performance of the Portfolio. Such securities were caught up in the market contagion and performed poorly as a result.

We expect more cuts in the Fed Funds rate in the coming months. Consumers are already showing signs of slowing purchases, and unemployment claims are rising. The "pull-back" in lending terms is likely to cut deeper into the economy as consumers and firms deal with higher lending costs and less favorable terms. While this forecast anticipates a greater degree of stress in the financial markets, we expect the investment grade fixed income sector to reach some level of stability in the coming months. There will likely be a slow recovery in the highest quality sectors of the market as funding and liquidity conditions improve with the injection of money from central banks around the world. Additionally, the recapitalization of the large bank sector provides a much better credit story going forward for these institutions, even though their earning picture remains unclear. The recovery in spreads that we forecast in the coming year will be gradual and is based on the fundamentals relative to pricing. Yield spreads for most sectors are near or in excess of levels reached in prior recessions, where the economy in total was experiencing a much greater drawdown. This is not an easy call outside of the valuation assessment; headline news will likely remain poor with expectations of further deterioration in residential and commercial real estate sectors, and the possibility of a recession will loom for some time. The big macro question is whether the economy avoids recession and whether consumers finally de-lever.

Asset Quality (shown as a percentage of net assets)***

Sector Diversification (shown as a percentage of net assets)***

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Mortgage Securities Portfolio—Class 2 Shares,
Lehman Brothers Mortgage-Backed Securities Index and Consumer Price Index

On the chart above you can see how the Mortgage Securities Portfolio's Class 2 Shares total return compared to the Lehman Brothers Mortgage-Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1997 through December 31, 2007, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be significantly lower.

**The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

***Composition is as of December 31, 2007.

Performance
Update

James Seifert
Portfolio Manager

The Index 500 Portfolio+ seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's Corporation 500 Composite Stock Index (S&P 500)+. It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. The risks incurred by investing in the Index 500 Portfolio include, but are not limited to, the risk that the Portfolio may not be able to replicate the performance of the S&P 500, and the risk of declines in the equity markets generally.

Index 500 Portfolio

How did the Portfolio perform during 2007?

For the year ended December 31, 2007, the Index 500 Portfolio finished with a net return of 5.02 percent*. The Standard & Poor's 500 Index** was up 5.49 percent for the same period.

What influenced the Portfolio's performance during 2007?

The Index 500 Portfolio is passively managed. The Portfolio is fully invested and holds all 500 stocks at published float index weights. The Portfolio seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index.

Sector performance was mixed, with nine of the 11 sectors posting positive returns. The energy sector led with a 3.35 percent contribution to the index's return on a sector return of 35.09 percent. The financial sector led the sectors that detracted from performance with a return of -18.31 percent; its contribution to the index was -4.18 percent. In terms of performance relative to market capitalization, large-cap stocks outperformed the smaller stocks. The 200 smallest stocks within the index ended the year with a -13.7 percent return.

What other market conditions or events influenced the Portfolio's performance during the period?

The markets finished 2007 on an uncertain note, concerned about the economy's ability to stave off a recession. A stall in the credit markets, continued subprime mortgage losses and residential housing woes combined to worry investors and threaten economic growth.

The Fed's moves, from rate cuts to new attempts to lure lenders back in the game, brought brief moments of euphoria that were soon followed by long periods of doubt. While the Fed defended its actions as sufficient to sustain moderate economic growth, the markets did not routinely share that view. Investors will be watching the Fed very closely in the months ahead.

Credit market problems persisted during the quarter. Subprime mortgage losses earlier in the year prompted lenders to take a top to bottom reassessment of lending risks. Banks, fearful of both current and future losses, are not eager to lend now, a major change in attitude from the past 15 years.

The residential housing market also entered dark new territory, with home values falling across the country. There has not been a time since the Great Depression when the economy has experienced a nationwide decrease in home values. Lower home values could reduce consumer confidence and slow consumer spending, further damaging the economy.

What will affect the Portfolio going forward?

Uncertainty will continue into 2008, and investors should expect volatility. We believe that near term there is more downside than upside in stocks. All, however, is not doom and gloom. Employment remains good, providing a positive economic force. The drop in the value of the dollar has increased demand for U.S. goods and spurred domestic growth, although further weakness could drive up the cost of imports, adding to inflationary pressures.

The momentum that drove the market earlier in the year is being wrung out, and times like these tend to reward the smartest investors. We think it is a time when paying attention to fundamentals and investing into market declines will be a sound approach.

+"Standard & Poor's®", "S&P®", "S&P 500®", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 500 Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

Ten Largest Stock Holdings***

Security description	Shares	Market value	% of stock portfolio
Exxon Mobil Corporation	265,807	$24,903,454	4.0%
General Electric Company	491,670	18,226,207	2.9%
Microsoft Corporation	391,424	13,934,694	2.2%
AT&T, Inc.	295,052	12,262,361	2.0%
Procter & Gamble Company	151,090	11,093,028	1.8%
ChevronTexaco Corporation	102,722	9,587,044	1.5%
Johnson & Johnson	139,225	9,286,308	1.5%
Bank of America Corporation	215,925	8,909,065	1.4%
Apple Computer, Inc.	42,596	8,437,416	1.3%
Cisco Systems, Inc.	295,159	7,989,954	1.3%
		$124,629,531	19.9%

Sector Diversification (shown as a percent of net assets)***

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Index 500 Portfolio—Class 2 Shares,
S&P 500® Index and Consumer Price Index

On the chart above you can see how the Index 500 Portfolio's Class 2 Shares total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1997 through December 31, 2007, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be significantly lower.

**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

***Composition is as of December 31, 2007.

Performance
Update

Philip Mann
Augustus Asset Managers Limited

The International Bond Portfolio seeks to maximize current income consistent with protection of principal. The Portfolio pursues its objective by investing primarily in debt securities issued by issuers located anywhere in the world. While Advantus Capital Management, Inc. acts as the investment adviser for the Portfolio, Augustus Asset Managers Limited provided investment advice to the International Bond Portfolio under a sub-advisory agreement through December 31, 2007. Effective January 1, 2008, Franklin Advisers, Inc. serves as the Portfolio's investment sub-adviser. Investment risks associated with international investing in addition to other risks, include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

International Bond Portfolio

How did the Portfolio perform during 2007?

For the year ended December 31, 2007 the International Bond Portfolio had a net return of 9.43 percent*, while the Citigroup Non-U.S. World Government Bond Index** returned 11.45 percent for the same period.

What influenced the Portfolio's performance during 2007?

Currency selection decisions were the major contributors, with the weakness of the U.S. dollar hurting performance. Our short duration in the third quarter detracted from performance, as did our strategic underweight exposure to Japanese bonds early in the year.

What other market conditions or events influenced the Portfolio's performance in 2007?

The global economic environment maintained the previous trend of relatively robust growth going into 2007, with the U.S. lagging. Indeed, a recovery in the price of crude oil and domestic refining capacity issues in the U.S. pushed headline inflation higher.

Growth continued to surprise to the upside early in the year, with the U.S. continuing to lag as consumer spending softened and weakness in residential construction continued. Europe continued to benefit from strong capital expenditures in many commodity economies, while the Pacific Rim economies continued to benefit from the industrialization of China and India. Against the background of strong real growth, inflation has remained elevated, although not at problem levels. Nevertheless, in response to the high level of nominal growth and resource utilization, monetary authorities worldwide maintained their policy of tightening—the European Central Bank (ECB) raised rates in Europe by a quarter percent to 4.0 percent and bond markets sold off against this background.

The collapse of the sub-prime mortgage sector in the U.S. was the trigger for major distortions during the third quarter. As the problems within the mortgage market became apparent, the price of some asset-backed securities fell sharply and some banks and leveraged players in this market suffered heavy losses. It became difficult for banks to obtain short-term liquidity and short-term rates rose rapidly. These problems were not limited to the U.S.; the United Kingdom and the Eurozone, as well as Australia and Japan were all affected.

In the U.S. the bias of monetary policy quickly shifted. The Fed cut rates by 50 basis points (0.5 percent) in September as they faced a liquidity crisis, bankruptcy of financial institutions and the first signs of an economic slowdown. The ECB also shifted bias over the summer. In early August markets were still being prepared for a September rate hike; however, the financial crisis forced the ECB to make funds freely available to banks (from day one) and shelve their plans to hike rates. In Japan, the chance for the Bank of Japan to normalize rates has passed, at least for now. The slowing global economy, negative inflation figures, financial turmoil in other markets and further political problems at home all helped to keep rates on hold.

The last quarter of 2007 began with an air of optimism that credit problems in the U.S. would be limited and containable and equity markets and other risk assets continued to rally through early October. This view was soon challenged as several securities firms admitted to losses resulting from mortgage- and asset-backed securities and related products. The global backdrop remained volatile and uncertain as central banks continued to grapple with the conflicting pressures of rising inflation and declining growth. Increasingly, a consensus emerged that the downside risks to growth outweighed the inflation worries and that rates would have to be lowered. Bond markets priced in this move towards lower rates with the Treasury curve assuming that Fed funds bottom out around 3.00 percent to 3.25 percent in late 2008.

Europe initially looked like it would escape the worst effects of a U.S. slowdown but some signs of weakness are starting to creep into the data. This did not stop ECB officials giving hawkish speeches at every opportunity and talking up the worries about inflation and talking down the impact of slower U.S. growth. The impact of this is virtually nothing in the way of rate cuts priced into the European yield curve.

The Bank of Japan missed the brief opportunity to normalize rates that was open to them. Markets realized that rate hikes were off the agenda fairly early in the quarter and the Japanese Government Bond market rallied from mid-October through the end of November. December was volatile but ultimately ended the month where it started.

What strategies and techniques did you employ that specifically affected the Portfolio's performance during 2007?

With regard to currencies:

  •  Long U.S. dollar contributed to underperformance

  •  Long Norwegian Krone vs. Euro contributed to performance

With regard to country positions:

  •  Overweight United Kingdom Gilts contributed to performance

  •  Underweight Japanese Government Bonds early in 2007 contributed to underperformance

  •  Overweight U.S. Treasuries contributed to underperformance

With regard to sector positions:

  •  Overweight non-government product contributed to performance

With regards to duration positions:

  •  Short duration relative to the benchmark in the third quarter contributed to underperformance

What industries or sectors did you emphasize during 2007?

The Portfolio's duration was roughly 0.25 short of benchmark at the beginning of the year. This was gradually reduced through the first quarter and by the end of April was 0.75 short. From August to year end duration was increased and ended the year slightly above index at 6.39.

The biggest single position at the start of 2007 was the underweight exposure to Japan. This was increased over the first half of the year. The portfolio also began the year with long positions in Australia, Mexico and the U.S., which were all gradually reduced in the first half of 2007. Danish and Canadian bonds were bought in April and May and sold in June. Exposure to the Gilt market was increased and, despite a reduction in the position in November, remains above index at year end. In November a position was taken in Swedish covered bonds.

What looks attractive for the Portfolio going forward?

The Federal Reserve Board faces a number of challenges going into 2008. Most important are the risks to the economy; higher lending costs are pushing up the costs of servicing debts. Tighter lending standards and lower house prices are restricting the availability of further equity withdrawal and other forms of lending. Rising costs of household essentials, such as higher energy costs and other commodity price increases (wheat doubled in price during 2007) is further reducing cash available to spend on discretionary items. One of the supporting factors was that employment was holding steady, but even this is starting to show some signs of weakness in the recent data. With this economic backdrop it would seem that the Fed will have to deliver on the rate cuts already priced, at the least.

The Japanese economy looks set for more of the same. We believe there will be no implosion while the rest of Asia, and especially China, holds up okay, but neither will there be a big up-tick in the economy. Rates should be on hold for the foreseeable future as growth (as measured by real gross domestic product) ticks along just below the 2 percent level for 2008. Corporate Japan is likely to offset higher, oil driven, input costs with efforts to keep a tight reign on employee compensation. A rising consumer price index will have a lot more to do with higher oil costs than any general economic upswing. Consumption tax rises should prove hard to push through in these circumstances and we believe any increases will be either shelved or phased in with gradual increments.

The ECB's recent hawkishness may be, at least in part, aimed at the domestic wage negotiators, but even so, there seems to be little room for rate cuts in the near term. As increasing signs of a slowdown come through in Europe there should be a growing acceptance of lower rates towards the end of 2008. The United Kingdom looks likely to suffer a lot of the same problems as the U.S. and rates are likely to fall in a similar manner as well.

Though the Australian economy remains very strong, we believe that given the global backdrop there is a growing probability that the Reserve Bank of Australia leaves rates unchanged.

Ten Largest Bond Holdings***

Security description	Market value	% of bond portfolio
Japan Government Bond (JPY)—0.800%, 12/20/10	$4,042,008	5.1%
France Government Bond (EUR)—4.250%, 10/25/17	3,740,608	4.7%
Finnish Government Bond (EUR)—4.250%, 07/04/15	3,713,576	4.7%
Eksportfinans AS (JPY)—1.800%, 06/21/10	3,658,632	4.6%
Compagnie de Financement Foncier (JPY)—0.600%, 03/23/10	3,560,270	4.5%
Japan Government Bond (JPY)—2.400%, 03/20/37	3,541,824	4.5%
Portugal Obrigacoes do Tesouro OT (EUR)—3.250%, 07/15/08	3,346,070	4.3%
Kreditanstalt Fuer Wiederaufbau (GBP)—4.375%, 03/07/11	3,252,296	4.1%
Hellenic Republic Government Bond (EUR)—3.600%, 07/20/16	3,208,271	4.1%
Italy Government International Bond (JPY)—1.800%, 02/23/10	3,195,018	4.1%
	$35,258,573	44.7%

Country Diversification (shown as a percentage of net assets)***

Currency Diversification (shown as a percentage of net assets)***

Comparison of Change in Investment Value* A Hypothetical $10,000 Investment in International Bond Portfolio—Class 2 Shares, CitiGroup Non-U.S. World Government
Bond Index and Consumer Price Index

On the chart above you can see how the International Bond Portfolio's Class 2 Shares total return compared to the CitiGroup Non-US World Government Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1997 through December 31, 2007, assuming reinvestment of distributions, if any.

* The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be significantly lower.

**The Citigroup Non-U.S. World Government Bond Index is a market value-weighted index of government debt securities issued by eleven different nations: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain and the United Kingdom. The goal of the index is to include all fixed-rate institutionally traded bonds issued by the above governments. The minimum maturity is one year, and the minimum outstanding must be at least $25 million U.S. dollars. Also included in the index are zero-coupon renewable securities. Floating rate and private placement issues are excluded from the index. Returns are available in both U.S. dollars and local currency terms.

***Composition is as of December 31, 2007.

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Performance
Update

James Seifert
Portfolio Manager

The Index 400 Mid-Cap Portfolio seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (S&P 400)+. It is designed to provide an economical and convenient means of maintaining a diversified Portfolio in this equity security area as part of an over-all investment strategy. The risks incurred by investing in the Index 400 Mid-Cap Portfolio include, but are not limited to, the risk that the Portfolio may not be able to replicate the performance of the S&P 400, and the risk of declines in the market for mid-cap stocks or in the equity markets generally.

Index 400 Mid-Cap Portfolio

How did the Portfolio perform during 2007?

For year ended December 31, 2007, the Index 400 Portfolio finished with a net return of 7.44 percent*. The Standard and Poor's 400 MidCap Index** was up 7.98 percent for the same period.

What influenced the Portfolio's performance during 2007?

The Index 400 Portfolio is passively managed. The Portfolio is fully invested and holds all 400 stocks at published free float index weights. The Portfolio seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 400 Index.

Sector performance was mixed, with eight of the 11 sectors posting positive returns. The capital goods sector led with a 3.36 percent contribution to the index's return on a sector return of 30.73 percent. The financial sector led the sectors that detracted from performance with a return of -13.03 percent; its contribution to the index was -2.26 percent. In terms of performance relative to market capitalization, large-cap stocks outperformed smaller stocks. The largest 100 stocks within the index ended the year with a 19.3 percent return. Conversely, the smallest 100 ended the year with a -11.6 percent return.

What other market conditions or events influenced the Portfolio's performance during the period?

The markets finished 2007 on an uncertain note, concerned about the economy's ability to stave off a recession. A stall in the credit markets continued subprime mortgage losses and residential housing woes combined to worry investors and threaten economic growth.

The Fed's moves, from rate cuts to new attempts to lure lenders back in the game, brought brief moments of euphoria that were soon followed by long periods of doubt. While the Fed defended its actions as sufficient to sustain moderate economic growth, the markets did not routinely share that view. Investors will be watching the Fed very closely in the months ahead.

Credit market problems persisted during the quarter. Subprime mortgage losses earlier in the year prompted lenders to take a top to bottom reassessment of lending risks. Banks, fearful of both current and future losses, are not eager to lend now, a major change in attitude from the past 15 years.

The residential housing market also entered dark new territory, with home values falling across the country. There has not been a time since the Great Depression when the economy has experienced a nationwide decrease in home values. Lower home values could reduce consumer confidence and slow consumer spending, further damaging the economy.

What will affect the Portfolio going forward?

Uncertainty will continue into 2008, and investors should expect volatility. We believe that near term there is more downside than upside in stocks. All, however, is not doom and gloom. Employment remains good, providing a positive economic force. The drop in the value of the dollar has increased demand for U.S. goods and spurred domestic growth, although further weakness could drive up the cost of imports, adding to inflationary pressures.

The momentum that drove the market earlier in the year is being wrung out, and times like these tend to reward the smartest investors. We think it is a time when paying attention to fundamentals and investing into market declines will be a sound approach.

Ten Largest Stock Holdings***

Security description	Shares	Market value	% of stock portfolio
Intuitive Surgical, Inc.	5,472	$1,775,664	1.1%
Cameron International Corporation	31,322	1,507,528	0.9%
Southwestern Energy Company	24,407	1,359,958	0.8%
Activision, Inc.	41,718	1,239,025	0.8%
Hologic, Inc.	17,950	1,232,088	0.8%
Harris Corporation	19,627	1,230,220	0.8%
Amphenol Corporation	25,529	1,183,780	0.7%
FMC Technologies	18,629	1,056,264	0.7%
Denbury Resources, Inc.	34,981	1,040,685	0.6%
Joy Global, Inc.	15,473	1,018,433	0.6%
		$12,643,645	7.8%

Sector Diversification (shown as a percentage of net assets)***

Comparison of Change in Investment Value* A Hypothetical $10,000 Investment in Index 400 Mid-Cap Portfolio—Class 2 Shares, S&P 400 MidCap® Index and Consumer Price Index

On the chart above you can see how the Index 400 Mid-Cap Portfolio's Class 2 Shares total return compared to the S&P 400 MidCap Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1997 through December 31, 2007, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be significantly lower.

**S&P 400 MidCap Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.

***Composition is as of December 31, 2007.

+ "Standard & Poor's®", "S&P®", "Standard & Poor's 400 MidCap" and "S&P 400 MidCap" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 400 Mid-Cap Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

Performance
Update

Joe Betlej, CFA
Portfolio Manager

The Real Estate Securities Portfolio seeks above-average income and long-term growth of capital. The Portfolio intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. Investment risks associated with investing in the Real Estate Securities Portfolio, in addition to other risks, include rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

Real Estate Securities Portfolio

How did the Portfolio perform during 2007?

The Portfolio returned -15.76 percent on a net basis for the year ended December 31, 2007, outperforming its benchmark. The Dow Jones Wilshire Associates Real Estate Securities Index (DJWRESI) returned -17.67 percent.

After a seven-year bull market, real estate securities began 2007 with indications of another strong year of performance before hitting the wall and a substantial correction. The momentum of the previous year's performance continued through early February, when the DJWRESI was up approximately 13 percent. This great amount of steam could not withstand the blows dealt by the subprime debacle, weakening economy, housing market downturn, repricing of risk in the market and the subsequent drying up of the credit markets. The result was one of the worst years of performance for real estate stocks. The Portfolio, however, delivered better net performance due to its value and risk management orientation.

What influenced the Portfolio's return during 2007?

Reasons for the poor performance delivered by real estate stocks include performance fatigue and the sector rotation that typically follows. The collapse of the debt market, the end of the robust merger and acquisition market for real estate investment trusts (REITs) and deflation of the debt-driven price speculation in the real estate markets also contributed. The weakened economy and prospects for slowing earnings growth are additional factors, and the REIT group's classification as financial stocks—a sector that was punished due primarily to subprime lending concerns—did not help, either.

What this has set up is a disparity in how real estate has traded in the public versus private markets. The private market for real estate can be referred to as the "spot" market. The pricing here has remained fairly stable; owners of real estate continue to see earnings growth at the property level and, barring the need to refinance, have little reason to sell in today's market. The public market (stock market) for real estate could be said to represent the "futures" market or a market that anticipates where pricing is moving. It is clear that the pendulum swung too far when expected returns on private market real estate became extremely low (driving prices higher) at the beginning of the year; it appears that the markets have swung too far on the upside more recently. While we expect that the dislocation in the financing markets will have some impact on real estate valuation, the market may have overshot, particularly for the high quality real estate that is typically held by many REITs.

What other market conditions or events influenced the Portfolio's return during the past 12 months?

Generally, property types with longer leases (industrial and retail, for example) generated better performance for the year, while shorter rentals (apartments, self-storage and hotels) had weaker returns. Small-capitalization stocks outperformed during the first half of the year. The larger, more liquid names sold off early as the momentum players left the market, but those large-capitalization stocks outperformed in the second half of the year after the earlier weakness positioned them as better values.

Because many of the problems in the market were generated by excesses in financing, publicly traded real estate companies in general have remained disciplined, keeping their debt levels modest relative to the private market participants. For most, debt coverage is strong and near term maturities of debt are minimal, leaving these companies in an enviable position—REITs with well-positioned balance sheets can take advantage of market opportunities as they arise. Of note, net inflows into real estate mutual funds turned negative for the first time in seven years during 2007.

What strategies and techniques did you employ that specifically affected Portfolio performance?

Reflecting some of the market's momentum, the Portfolio started out the year in a more aggressive stance, but shifted to a more defensive posture around mid-year due to uncertainty of real estate pricing and underlying fundamentals. It was an advantage to be nimble in the markets as there was a tremendous amount of volatility to trade around in REITs. As the year rolled out, the Portfolio shifted to higher quality names—companies with well-diversified portfolios, time-tested management, strong balance sheets and assets located in supply-constrained markets were favored. We believed their stock prices would be more resilient. Additionally, the Portfolio increased its exposure to less economically sensitive groups, such as property types with longer lease terms or groups such as health care, where tenant demand has little to do with economic strength. In contrast, we reduced exposure to apartments, hotels, self-storage and developers in the expectation that their earnings would slow at a more rapid pace than their peers. Stock picking drove performance. Our top holding in nine of the 13 property types generated the best performance within their respective groups.

What industries or sectors did you emphasize during the last 12 months and what is your outlook going forward?

Within sectors, we made additional adjustments. Apartments in high-price housing markets were favored; as financing and terms deteriorated in the past year, demand increased for apartments in those regions. Retail exposure was focused on companies serving less-economically sensitive higher income consumers, particularly in companies owning the most productive assets. Suburban office companies were shunned, because that space is more of a commodity when compared to their central business district office company peers. Additionally, exposure to developers was reduced later in the year as we saw new construction slow and expectations for contracting development profits became clear.

Concerns about the economy and a strike in the capital markets could lay heavily on REITs near term. These factors leave us focused on individual stock opportunities in the short run, waiting for the capital market machine to restart for real estate. Volatility, however, will continue to be present as the market digests many economic variables. Speculation by many economists that the U.S. may be approaching a recession could be the biggest impact on REITs in the coming year. If a recession is evident, it could lead to deteriorating fundamentals for the group. While broader market earnings could see a larger impact than that of real estate companies, a swoon in the broader market would likely hinder aggressive buying of REITs.

Dissipation of the recession threat and a reopening of the credit markets could, however, lead to a sustained rally in the group. Commercial real estate rents tend to lag the U.S. economy and still continue to show modest growth—though below the 2006 peaks—despite the recession concern. Another positive is the shrinking of capital market availability has evidenced a significant slowdown in new construction starts. Lesser amounts of new building should favor owners of real existing real estate. Finally, the rising dividend yield should attract investors to real estate stocks.

While the road may be a bumpy one in the near term, we feel there is a good foundation for strong performance building for real estate stocks. Gone for now are the staggeringly high multiples of the momentum market, which should place stock-picking strategies on a better playing field.

Ten Largest Stock Holdings***

Security description	Shares	Market value	% of stock portfolio
ProLogis	130,676	$8,282,245	7.5%
Simon Property Group, Inc.	93,500	8,121,410	7.4%
Vornado Realty Trust	71,200	6,262,040	5.7%
Boston Properties, Inc.	53,521	4,913,763	4.5%
Public Storage, Inc.	64,000	4,698,240	4.3%
AvalonBay Communities, Inc.	38,200	3,596,148	3.3%
Equity Residential	90,700	3,307,829	3.0%
Kimco Realty Corporation	90,200	3,283,280	3.0%
Host Hotels & Resorts, Inc.	190,640	3,248,506	2.9%
Brookfield Properties Company	166,750	3,209,937	2.9%
		$48,923,398	44.5%

Sector Diversification (shown as a percentage of net assets)***

Comparison of Change in Investment Value* A Hypothetical $10,000 Investment in Real Estate Securities Portfolio—Class 2 Shares, Dow Jones Wilshire Associates Real Estate Securities Index and Consumer Price Index

On the chart above you can see how the Real Estate Securities Portfolio's Class 2 Shares total return compared to the Dow Jones Wilshire Associates Real Estate Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Real Estate Securities Portfolio (May 1, 1998) through December 31, 2007, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be significantly lower.

**The Dow Jones Wilshire Associates Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITS).

***Composition is as of December 31, 2007.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Advantus Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of the Bond, Money Market, Mortgage Securities, Index 500, Maturing Government Bond 2010, International Bond, Index 400 Mid-Cap, and Real Estate Securities Portfolios (the Portfolios) of Advantus Series Fund, Inc. as of December 31, 2007, and the related statements of operations for the year then ended (except for the Maturing Government Bond 2010 Portfolio which liquidated and ceased operations on December 7, 2007), the statements of changes in net assets for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond, Money Market, Mortgage Securities, Index 500, Maturing Government Bond 2010, International Bond, Index 400 Mid-Cap, and Real Estate Securities Portfolios of Advantus Series Fund, Inc. as of December 31, 2007, and the results of their operations for the year then ended (except for the Maturing Government Bond 2010 Portfolio which liquidated and ceased operations on December 7, 2007), the changes in their net assets for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

  KPMG LLP

Minneapolis Minnesota
February 27, 2008

Bond Portfolio
Investments in Securities

December 31, 2007

(Percentages of each investment category relate to total net assets.)

Principal		Coupon	Maturity	Market Value(a)
Long-Term Debt Securities (88.5%)
U.S. Government and Agency Obligations (26.3%)
Federal Home Loan Mortgage Corporation (FHLMC) (6.4%)
$1,364,477		3.500%	02/15/30	$1,308,455
1,372,986	(l)	5.000%	04/01/35	1,340,491
800,751		5.000%	08/01/35	781,800
576,316		5.500%	12/01/17	584,772
1,032,056		5.500%	06/01/20	1,044,798
1,810,424		5.500%	10/01/20	1,832,777
4,432,952		5.500%	05/01/34	4,437,379
2,224,304	(l) (o)	5.500%	10/01/34	2,223,278
1,971,889		5.500%	07/01/35	1,968,583
1,939,340	(l)	5.500%	07/01/35	1,936,088
3,522,310		5.500%	10/01/35	3,519,146
3,044,683		6.000%	11/01/33	3,096,554
347,319		6.500%	09/01/32	361,357
1,450,000	(i)	6.500%	01/01/38	1,490,327
				25,925,805
Federal National Mortgage Association (FNMA) (13.9%)
2,150,000	(l)	3.250%	01/15/08	2,148,742
1,375,000	(o)	3.500%	01/28/08	1,373,874
500,000	(j)	4.250%	05/15/09	503,603
233,575		5.000%	05/01/18	234,178
481,512		5.000%	06/01/18	482,760
1,028,932		5.000%	07/01/18	1,031,590
734,023		5.000%	11/01/33	717,290
340,834		5.000%	05/01/34	332,932
2,240,435	(l)	5.000%	08/01/35	2,187,275
949,931		5.500%	01/01/17	964,602
153,966		5.500%	09/01/17	156,368
677,141		5.500%	02/01/18	687,748
1,263,604		5.500%	03/01/18	1,282,709
3,035,963	(l)	5.500%	04/01/33	3,042,302
1,257,494		5.500%	05/01/33	1,260,119
845,014		5.500%	12/01/33	846,216
1,433,816		5.500%	01/01/34	1,434,879
1,401,557	(l)	5.500%	01/01/34	1,402,596
931,613	(o)	5.500%	02/01/34	932,864
898,294		5.500%	03/01/34	898,344
1,802,542	(o)	5.500%	03/01/34	1,806,231
5,439,142		5.500%	04/01/34	5,444,395
376,041		5.500%	09/01/34	376,270
1,448,657		5.500%	02/01/35	1,448,737
1,985,761		5.500%	10/01/35	1,986,682
817,634	(l)	6.000%	09/01/17	838,921

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Market Value(a)
U.S. Government and Agency Obligations—continued
$919,084		6.000%	10/01/32	$939,716
1,125,407	(l)	6.000%	10/01/32	1,150,710
1,523,573		6.000%	11/01/32	1,557,779
2,631,522		6.000%	03/01/33	2,688,197
234,456		6.000%	04/01/33	238,557
2,225,000	(i)	6.000%	01/01/38	2,259,069
518,176		6.500%	12/01/31	538,624
148,353	(l)	6.500%	02/01/32	154,446
817,817		6.500%	04/01/32	846,442
295,317		6.500%	05/01/32	307,519
631,692		6.500%	07/01/32	656,211
852,830		6.500%	08/01/32	887,093
640,198		6.500%	09/01/32	665,781
2,474,215	(l)	6.500%	09/01/32	2,573,227
674,318		6.500%	10/01/32	701,292
974,498		6.500%	08/01/37	1,001,721
1,997,563		6.500%	11/01/37	2,053,366
461,230		7.000%	07/01/31	489,313
729,952		7.000%	09/01/31	774,123
768,049		7.000%	11/01/31	811,819
204,012		7.000%	02/01/32	216,410
109,873	(o)	7.000%	03/01/32	116,507
450,537		7.000%	07/01/32	476,857
449,111		7.500%	04/01/31	483,016
188,297		7.500%	05/01/31	202,602
				56,612,624
Government National Mortgage Association (GNMA) (1.5%)
27,993,286	(c) (g)	0.997%	06/17/45	1,205,383
537,527		5.500%	12/15/34	541,612
3,045,000	(i)	5.500%	01/01/35	3,066,887
1,050,000	(i)	6.000%	08/01/36	1,074,937
23,311		8.500%	10/15/22	25,391
12,523		8.500%	12/15/22	13,640
				5,927,850
U.S. Treasury (4.5%)
3,060,000	U.S. Treasury Bond	3.125%	11/30/09	3,063,347
2,120,000	U.S. Treasury Bond	3.625%	12/31/12	2,135,900
445,000	U.S. Treasury Bond (o)	4.750%	02/15/37	465,720
6,480,000	U.S. Treasury Bond (o)	5.375%	02/15/31	7,300,634
1,194,396	U.S. Treasury Inflation-Indexed Notes (h)	1.875%	07/15/13	1,230,788
1,560,000	U.S. Treasury Note (o)	4.250%	11/15/14	1,609,360
950,000	U.S. Treasury Note (o)	4.375%	08/15/12	991,414
1,330,000	U.S. Treasury Note (o)	4.750%	08/15/17	1,404,709
				18,201,872
	Total U.S. government and agency obligations (cost: $106,021,012)			106,668,151

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Market Value(a)
Corporate Obligations (62.2%)
Capital Goods (2.0%)
Aerospace/Defense — Equipment (.9%)
$3,655,000	United Technologies Corporation	5.375%	12/15/17	$3,686,894
Manufacturing (1.1%)
2,305,000	Crane Company	6.550%	11/15/36	2,229,484
730,000	General Electric Company	5.250%	12/06/17	728,442
875,000	Tyco Electronics Group SA - 144A Issue (b) (f)	6.550%	10/01/17	900,000
740,000	Tyco Electronics Group SA - 144A Issue (b) (f)	7.125%	10/01/37	779,033
				4,636,959
Communication Services (1.2%)
Broadcasting (.6%)
2,500,000	Cox Communications, Inc.	7.125%	10/01/12	2,666,177
Telecommunication (.6%)
2,355,000	Sprint Capital Corporation	6.900%	05/01/19	2,339,377
Consumer Staples (1.5%)
Chemicals (.6%)
2,450,000	Valspar Corporation	6.050%	05/01/17	2,360,288
Personal Care (.9%)
3,555,000	Estee Lauder Ace Trust I	6.000%	05/15/37	3,501,611
Energy (.7%)
Pipelines (.7%)
760,000	CenterPoint Energy Resources Corporation	6.125%	11/01/17	773,444
1,800,000	NGPL Pipeco, LLC - 144A Issue (e)	7.768%	12/15/37	1,883,264
				2,656,708
Financial (53.3%)
Asset-Backed Securities (11.3%)
690,000	ABFS Mortgage Loan Trust (m)	7.423%	12/15/33	645,994
1,750,000	American Express Credit Account Master - 144A Issue (c) (f)	5.308%	12/15/13	1,641,786
1,087,625	Associates Manufactured Housing Pass-Through Certificates	7.725%	06/15/28	1,101,621
1,380,000	Capital Auto Receivables Asset Trust - 144A Issue (f)	7.160%	01/15/13	1,415,443
1,270,000	Capital Auto Receivables Asset Trust - 144A Issue (f)	8.300%	02/18/14	1,341,094
1,800,000	Capital One Multi-Asset Execution Trust	5.750%	07/15/20	1,811,139
2,230,000	Centex Home Equity (m)	5.048%	06/25/35	2,194,594
2,650,000	Citibank Credit Card Issuance Trust	5.500%	03/24/17	2,491,171
1,755,000	Countryplace Manufactured Housing Contract - 144A Issue (c) (e) (n)	5.200%	12/15/35	1,254,551
3,150,000	Countrywide Asset-Backed Certificates (c)	5.934%	05/25/37	2,875,360
1,165,000	Countrywide Asset-Backed Certificates (c)	5.962%	03/25/34	885,033
557,934	Credit-Based Asset Servicing and Securitization - 144A Issue (f) (m)	6.240%	10/25/36	571,943
935,000	Credit-Based Asset Servicing and Securitization - 144A Issue (f) (m)	6.250%	10/25/36	927,725
2,225,000	Discover Card Master Trust	5.650%	03/16/20	2,222,189

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Market Value(a)
Financial—continued
$2,275,000	Flagstar Home Equity Loan Trust - 144A Issue (f) (m)	5.997%	01/25/35	$2,086,727
435,000	Ford Credit Auto Owner Trust - 144A Issue (f)	7.050%	12/15/13	415,450
780,000	Ford Motor Credit Company - 144A Issue (f)	7.120%	02/15/13	753,796
3,095,000	GMAC Mortgage Corporation Loan Trust (c)	5.952%	08/25/37	2,799,619
2,000,000	GMAC Mortgage Corporation Loan Trust (m)	6.088%	10/25/36	1,452,118
702,700	Green Tree Financial Corporation	6.400%	10/15/18	731,800
512,768	Green Tree Financial Corporation	7.350%	05/15/27	544,019
841,799	JPMorgan Auto Receivables Trust - 144A Issue (e)	7.090%	02/15/14	809,715
3,297,000	JPMorgan Mortgage Acquisition Corporation (m)	5.932%	08/25/36	3,129,275
3,055,000	JPMorgan Mortgage Acquisition Corporation (m)	6.410%	07/25/36	2,896,403
3,350,000	Lehman XS Trust (m)	5.690%	12/25/35	3,317,257
420,201	National Collegiate Trust	7.240%	09/20/14	426,067
510,106	Oakwood Mortgage Investors, Inc. (e)	8.100%	08/15/26	516,499
440,000	Origen Manufactured Housing	5.605%	05/15/22	444,462
1,500,000	Origen Manufactured Housing	5.700%	01/15/35	1,500,280
725,000	Origen Manufactured Housing (c)	5.730%	11/15/35	716,903
725,000	Origen Manufactured Housing (c)	5.860%	06/15/36	733,943
166,838	Residential Funding Mortgage Securities II, Inc. (m)	5.090%	07/25/33	158,256
928,351	Vanderbilt Mortgage Finance 1997-A (c)	6.300%	03/07/28	928,470
				45,740,702
Banks (.5%)
1,980,000	PNC Funding Corporation	5.625%	02/01/17	1,927,045
Collateralized Mortgage Obligations/Mortgage Revenue Bonds (11.2%)
2,387,147	Banc of America Alternative Loan Trust (c)	5.667%	11/25/35	2,016,547
2,338,913	Banc of America Alternative Loan Trust (c)	5.809%	01/25/36	1,839,562
1,858,861	Banc of America Alternative Loan Trust (c)	6.225%	05/25/46	1,651,545
765,482	Banc of America Alternative Loan Trust (c)	6.251%	11/25/46	461,884
498,489	Banc of America Mortgage Securities, Inc.	5.750%	08/25/34	487,344
2,907,763	Banc of America Mortgage Securities, Inc.	6.000%	03/25/37	2,596,049
57,000	Banco Hipotecario Nacional - 144A Issue (b) (e) (k)	7.916%	07/25/09	570
1,415,000	Bear Stearns Mortgage Funding Trust (c) (k)	5.465%	01/25/37	23,632
110,872	BlackRock Capital Finance, LP - 144A Issue (f)	7.750%	09/25/26	108,215
730,051	Chase Mortgage Financial Corporation	5.500%	10/25/33	722,297
727,825	CitiMortgage Alternative Loan Trust (c)	6.237%	07/25/37	403,285
2,061,550	CitiMortgage Alternative Loan Trust	6.250%	07/25/37	2,038,423
279,147	Credit Suisse First Boston Mortgage Securities Corporation	6.000%	11/25/18	280,325
3,100,000	CSAB Mortgage-Backed Trust (m)	6.080%	09/25/36	2,797,979
1,141,399	Global Mortgage Securitization, Ltd.	5.250%	04/25/32	992,611
2,171,039	Global Mortgage Securitization, Ltd. - 144A Issue (e)	5.250%	11/25/32	2,045,869
5,180,000	JPMorgan Alternative Loan Trust (c)	5.750%	12/25/36	4,808,835
3,529,383	JPMorgan Mortgage Trust (c)	3.755%	11/25/33	3,494,461
2,865,536	JPMorgan Mortgage Trust (c)	5.672%	09/25/35	2,482,703
2,571,613	JPMorgan Mortgage Trust (c)	5.732%	04/25/37	2,568,750
2,160,000	JPMorgan Mortgage Trust	6.500%	08/25/36	2,188,014
2,729,556	Lehman Mortgage Trust (c)	6.890%	09/25/36	2,504,922
2,180,222	MASTR Asset Securitization Trust	5.500%	11/25/33	2,157,631
257,980	Mellon Residential Funding Corporation	6.750%	06/25/28	262,286

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Market Value(a)
Financial—continued
$2,167,498	Residential Accredit Loans, Inc.	5.750%	05/25/33	$2,005,547
899,263	Structured Asset Securities Corporation (m)	5.630%	05/25/34	906,546
4,077,791	Wells Fargo Alternative Loan Trust (c)	6.201%	07/25/37	3,507,903
				45,353,735
Commercial Mortgage-Backed Securities (16.4%)
473,700	Asset Securitization Corporation (c) (g)	2.172%	08/13/29	108,637
2,445,000	Asset Securitization Corporation (c)	7.422%	02/14/43	2,603,657
7,133,366	Asset Securitization Corporation - 144A Issue (c) (f) (g)	1.681%	10/13/26	271,522
2,500,000	Banc of America Commercial Mortgage, Inc.	5.451%	01/15/49	2,512,227
1,650,000	Banc of America Commercial Mortgage, Inc. - 144A Issue (f)	6.200%	07/11/43	1,675,605
5,000,000	Bear Stearns Commercial Mortgage Securities, Inc.	5.540%	09/11/41	5,076,300
3,867,200	Bear Stearns Commercial Mortgage Securities, Inc. - 144A Issue (f)	6.000%	07/15/31	3,674,994
3,605,000	Citigroup/Deutsche Bank Commercial Mortgage Trust - 144A Issue (c) (e)	5.805%	01/15/46	3,193,707
2,640,000	Citigroup/Deutsche Bank Commercial Mortgage Trust - 144A Issue (e) (n)	5.883%	12/11/49	1,803,759
475,000	Commercial Mortgage Asset Trust	6.000%	11/17/32	473,153
2,830,000	Commercial Mortgage Pass-Through Certificates - 144A Issue (c) (f)	5.756%	02/05/19	2,737,865
2,020,000	DLJ Commercial Mortgage Corporation - 144A Issue (c) (f)	7.409%	06/10/31	2,151,944
1,494,731	FFCA Secured Lending Corporation - 144A Issue (f)	6.940%	09/18/25	1,544,556
5,675,000	GE Capital Commercial Mortgage Corporation (l)	5.543%	12/10/49	5,739,212
865,000	GE Capital Commercial Mortgage Corporation - 144A Issue (f)	6.039%	08/11/36	893,928
1,115,000	GE Capital Commercial Mortgage Corporation - 144A Issue (f)	6.314%	08/11/36	1,162,466
3,000,000	Greenwich Capital Commercial Funding Corporation - 144A Issue (f)	5.903%	01/11/35	3,064,517
1,400,000	GS Mortgage Securities Corporation II - 144A Issue (f)	6.733%	02/14/16	1,496,104
3,270,000	Hilton Hotel Pool Trust - 144A Issue (c) (f)	5.746%	10/03/15	3,274,478
2,395,000	Hilton Hotel Pool Trust - 144A Issue (f)	7.653%	10/03/15	2,601,717
2,447,695	Hometown Commercial Mortgage - 144A Issue (e)	5.506%	11/11/38	2,443,198
2,390,545	Hometown Commercial Mortgage - 144A Issue (e) (n)	6.057%	04/11/17	2,339,746
2,000,000	JPMorgan Chase Commercial Mortgage Securities Corporation	5.370%	05/15/45	2,006,315
1,363,000	Morgan Stanley Capital I (c)	6.651%	10/03/34	1,363,228
31,515,268	Multi Security Asset Trust - 144A Issue (c) (e) (g)	1.067%	11/28/35	709,094
1,540,000	Multi Security Asset Trust - 144A Issue (c) (e)	5.880%	11/28/35	1,529,407
2,025,000	Nomura Asset Securities Corporation - 144A Issue (f)	6.000%	03/15/30	1,997,260

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Market Value(a)
Financial—continued
$2,515,000	Timberstar Trust - 144A Issue (f) (n)	6.208%	10/15/36	$2,260,557
850,000	Wachovia Bank Commercial Mortgage Trust (c)	4.847%	10/15/41	819,434
3,485,000	Wachovia Bank Commercial Mortgage Trust	5.509%	04/15/47	3,511,292
945,000	Wachovia Bank Commercial Mortgage Trust (c)	6.011%	06/15/45	988,207
840,000	Wachovia Bank Commercial Mortgage Trust - 144A Issue (f)	4.942%	11/15/34	773,458
				66,801,544
Finance — Diversified (4.5%)
491,588	500 Grant Street Associates - 144A Issue (e) (n)	2.593%	12/01/08	481,046
3,350,000	Allied Capital Corporation	6.625%	07/15/11	3,370,258
2,710,000	Capmark Financial Group, Inc. - 144A Issue (f)	5.875%	05/10/12	2,145,138
1,050,000	Capmark Financial Group, Inc. - 144A Issue (f)	6.300%	05/10/17	782,736
1,810,000	Citigroup Capital XXI (c)	8.300%	12/21/57	1,889,986
2,858,000	Fund American Companies, Inc.	5.875%	05/15/13	2,864,168
2,400,000	HSBC Finance Corporation	5.700%	06/01/11	2,413,363
1,275,000	International Lease Finance Corporation	5.625%	09/20/13	1,277,963
2,870,000	Janus Capital Group, Inc.	6.250%	06/15/12	2,938,518
				18,163,176
Insurance (3.0%)
1,735,000	Commerce Group, Inc.	5.950%	12/09/13	1,787,751
1,945,000	Liberty Mutual Group, Inc. - 144A Issue (f)	7.800%	03/15/37	1,730,111
2,800,000	Stancorp Financial Group, Inc.	6.875%	10/01/12	3,051,213
1,000,000	Stancorp Financial Group, Inc. (c)	6.900%	05/29/67	941,700
1,400,000	Symetra Financial Corporation - 144A Issue (f)	6.125%	04/01/16	1,394,030
1,050,000	Symetra Financial Corporation - 144A Issue (c) (f)	8.300%	10/15/37	1,033,699
2,475,000	Willis North America, Inc.	6.200%	03/28/17	2,469,552
				12,408,056
Investment Bankers/Brokers (2.9%)
2,175,000	American Capital Strategies	6.850%	08/01/12	2,192,150
610,000	Goldman Sachs Group, Inc.	6.345%	02/15/34	550,903
2,250,000	Jefferies Group, Inc.	6.250%	01/15/36	2,011,199
2,325,000	JPMorgan Chase Capital XVIII	6.950%	08/17/36	2,208,406
2,570,000	Lazard Group	6.850%	06/15/17	2,538,312
2,215,000	Lehman Brothers Holdings, Inc.	6.500%	07/19/17	2,241,263
				11,742,233
Real Estate Investment Trust — Commercial Retail (.3%)
1,315,000	Realty Income Corporation	6.750%	08/15/19	1,356,579
Real Estate Investment Trust — Health Care (1.3%)
2,780,000	Healthcare Realty Trust, Inc.	5.125%	04/01/14	2,642,826
2,510,000	Nationwide Health Properties, Inc.	6.000%	05/20/15	2,449,065
				5,091,891
Real Estate Investment Trust — Office Property (.4%)
1,655,000	Highwoods Realty, Inc.	5.850%	03/15/17	1,557,186

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Market Value(a)
Financial—continued
Real Estate Investment Trust — Shopping Centers (.6%)
$990,000	Equity One, Inc.	6.000%	09/15/17	$929,186
1,620,000	Equity One, Inc.	6.250%	01/15/17	1,579,324
				2,508,510
Special Services (.9%)
1,600,000	ERAC USA Finance Company - 144A Issue (f)	5.900%	11/15/15	1,536,130
2,445,000	ERAC USA Finance Company - 144A Issue (f)	7.000%	10/15/37	2,220,620
				3,756,750
Health Care (.7%)
Medical Products/Supplies (.7%)
1,255,000	Laboratory Corporation of America Holdings	5.500%	02/01/13	1,222,543
1,645,000	Laboratory Corporation of America Holdings	5.625%	12/15/15	1,618,975
				2,841,518
Technology (1.2%)
Computer Services & Software (1.2%)
1,485,000	Fiserv, Inc.	6.125%	11/20/12	1,511,432
1,490,000	Fiserv, Inc.	6.800%	11/20/17	1,524,240
1,755,000	Intuit, Inc.	5.750%	03/15/17	1,726,581
				4,762,253
Utilities (1.6%)
Electric Companies (1.1%)
1,125,000	Bruce Mansfield Unit 1&2	6.850%	06/01/34	1,131,176
2,775,000	MidAmerican Energy Holdings Company	6.125%	04/01/36	2,768,390
525,000	Pennsylvania Electric Company	5.125%	04/01/14	504,385
				4,403,951
Water Utilities (.5%)
2,255,000	American Water Capital Corporation - 144A Issue (f)	6.593%	10/15/37	2,206,734
	Total corporate obligations (cost: $265,388,365)			252,469,877
	Total long-term debt securities (cost: $371,409,377)			359,138,028

Shares
Preferred Stocks (.6%)
Financial (.6%)
Real Estate Investment Trust – Diversified (.3%)
70,000	PS Business Parks, Inc.	1,372,000
Real Estate Investment Trust – Self Storage (.3%)
65,000	Public Storage, Inc. (o)	1,173,250
	Total preferred stocks (cost: $3,375,000)	2,545,250

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Market Value(a)
Securities Lending Collateral (4.6%)
Commercial Paper (.9%)
$510,600	Barton Capital Corporation (d)	5.124%	01/02/08	$510,600
255,300	Chariot Funding, LLC (d)	5.819%	01/08/08	255,091
510,600	Galleon Cap, LLC (d)	4.601%	01/02/08	510,600
510,600	GOVCO, LLC (d)	5.311%	01/03/08	510,538
510,600	Grampian Funding, Ltd., LLC (d)	5.110%	01/03/08	510,538
205,389	Old Line Funding, LLC (d)	5.518%	01/10/08	205,175
465,922	Sheffield Receivables (d)	5.864%	01/04/08	465,796
561,660	Versailles Companies, LLC (d)	6.162%	01/04/08	561,508
				3,529,846
Corporate Notes (1.8%)
829,724	Cheyne Finance, LLC - 144A Issue (e) (p)	4.611%	02/25/08	746,752
638,250	Dorada Finance, Inc. - 144A Issue (f)	4.571%	08/26/08	631,376
1,148,849	Genworth Financial Company	5.108%	06/16/08	1,148,849
829,724	Kestrel Funding U.S., LLC	4.836%	02/25/08	829,583
127,650	Liquid Funding, Ltd.	5.112%	06/11/08	127,752
638,250	Metropolitan Life Global Funding I - 144A Issue (f)	5.282%	03/06/12	637,911
638,250	Morgan Stanley	5.153%	10/15/08	638,249
765,899	Shiprock Finance - 144A Issue (f)	5.097%	04/11/08	765,899
510,600	SLM Corporation - 144A Issue (f)	5.232%	05/12/08	507,582
510,600	Stanfield Victoria Funding, LLC - 144A Issue (e) (p)	5.229%	04/03/08	416,139
893,549	Victoria Finance, LLC - 144A Issue (e) (p)	4.570%	07/28/08	728,243
				7,178,335
Repurchase Agreement (1.9%)
7,807,616	JPMorgan, Chase, and Wells Fargo Repurchase Agreement Account: dated 12/31/07, rate 4.650%, due 01/02/08; proceeds $7,809,633 (Collateralized by Corporate Obligations due 01/02/08 – 05/23/08)			7,807,616
Guarantee Agreement from Securian Financial Group (note 5)				342,627
	Total securities lending collateral (cost: $18,863,521)			18,858,424
Short-Term Securities (12.0%)
Financial (2.4%)
Finance — Diversified (2.4%)
5,000,000	Avon Capital Corporation (d)	4.400%	01/18/08	4,989,611
5,000,000	Societe Generale North America, Inc.	4.570%	01/22/08	4,986,905
	Total financial (cost: $9,976,515)			9,976,516

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Investment Companies (9.6%)
17,732,274	Dreyfus Treasury Cash Management Fund, current rate 3.290%	$17,732,274
21,146,592	SEI Daily Income Trust Treasury Fund, current rate 3.600%	21,146,592
	Total investment companies (cost: $38,878,866)	38,878,866
	Total short-term securities (cost: $67,718,902)	67,713,806
	Total investments in securities (cost: $442,503,279) (q)	$429,397,084
	Payable upon return of securities loaned (4.6%)	(18,863,521)
	Liabilities in excess of other assets (-1.1%)	(4,427,640)
	Total net assets (100%)	$406,105,923

Investments in Securities Legend

(a)  Securities are valued by procedures described in note 2 of the Notes to Financial Statements.

(b)  The Portfolio held 0.4% of net assets in foreign securities at December 31, 2007.

(c)  Variable rate security.

(d)  Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 2.0% of the Portfolio's net assets at December 31, 2007.

(e)  Represents ownership in an illiquid security. (See note 6 of the Notes to Financial Statements.) Information concerning the illiquid securities held at December 31, 2007, which includes cost and acquisition date, is as follows:

Security:	Acquisition Date	Acquisition Cost
500 Grant Street Associates - 144A Issue*	06/12/03	$491,587
Banco Hipotecario Nacional - 144A Issue*	01/08/01	69,485
Cheyne Finance, LLC - 144A Issue*	Various	829,523
Citigroup/Deutsche Bank Commercial Mortgage Trust - 144A Issue*	02/28/06	3,562,569
Citigroup/Deutsche Bank Commercial Mortgage Trust - 144A Issue*	03/14/07	2,625,084
Countryplace Manufactured Housing Contract - 144A Issue*	06/29/05	1,754,843
Global Mortgage Securitization, Ltd. - 144A Issue*	11/24/04	2,152,483
Hometown Commercial Mortgage - 144A Issue*	11/28/06	2,472,135
Hometown Commercial Mortgage - 144A Issue*	06/07/07	2,387,452
JPMorgan Auto Receivables Trust - 144A Issue*	11/07/07	818,120
Multi Security Asset Trust - 144A Issue*	02/24/05	1,279,520
Multi Security Asset Trust - 144A Issue*	02/24/05	1,521,239
NGPL Pipeco, LLC - 144A Issue	12/14/07	1,800,000
Oakwood Mortgage Investors, Inc.†	03/25/03	534,641
Stanfield Victoria Funding, LLC - 144A Issue*	Various	510,688
Victoria Finance, LLC - 144A Issue*	Various	893,550
		$23,702,919

*  A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

†  Represents a private placement security.

(f)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

(g)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount shown represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(h)  U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(i)  At December 31, 2007 the total cost of investments issued on a when-issued or forward commitment basis was $7,869,568.

(j)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2007, securities with an aggregate market value of $402,882 have been segregated to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation	Unrealized Depreciation
U.S. 2-Year Treasury Notes	March 2008	252	Long	$95,209	$—
U.S. 5-Year Treasury Notes	March 2008	422	Long	408,718	—
U.S. 10-Year Treasury Notes	March 2008	211	Short	—	40,305
U.S. 30-Year Treasury Bonds	March 2008	112	Short	45,658	—
		997		$549,585	$40,305

(k)  Security is in default with respect to interest payments. Income is not being accrued on this security and any payments received are treated as a reduction of principal.

(l)  Security pledged as collateral for when-issued purchase commitment outstanding as of December 31, 2007.

(m)  Floating rate security. Rate disclosed is as of December 31, 2007.

(n)  These securities are being fair-valued according to procedures approved by the Board of Directors.

(o)  Securities (or a portion of securities) on loan as of December 31, 2007.

(p)  Securities sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities are part of the guarantee discussed in footnote 5 in the Notes to Financial Statements.

(q)  At December 31, 2007 the cost of securities for federal income tax purposes was $442,558,417. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$3,173,566
Gross unrealized depreciation	(16,334,899)
Net unrealized depreciation	$(13,161,333)

See accompanying notes to financial statements.

Money Market Portfolio
Investments in Securities

December 31, 2007

(Percentages of each investment category relate to total net assets.)

Principal		Rate	Maturity	Market Value(a)
Commercial Paper (43.9%)
Basic Materials (4.5%)
Agriculture Products (4.5%)
$2,500,000	Archer-Daniels-Midland Company (c)	4.760%	01/08/08	$2,497,813
2,500,000	Archer-Daniels-Midland Company (c)	4.930%	02/05/08	2,489,184
1,000,000	Archer-Daniels-Midland Company (c)	5.090%	02/19/08	994,215
				5,981,212
Consumer Cyclical (11.6%)
Hardware and Tools (2.6%)
3,500,000	The Stanley Works (c)	4.720%	01/30/08	3,487,369
Household Products (3.4%)
2,500,000	Procter & Gamble Company (c)	4.690%	02/08/08	2,488,204
1,000,000	Procter & Gamble Company (c)	4.810%	01/24/08	997,138
1,000,000	Procter & Gamble Company (c)	4.890%	02/01/08	996,151
				4,481,493
Retail (2.2%)
3,000,000	Wal-Mart Stores, Inc. (c)	4.860%	01/23/08	2,991,475
Special Services (3.4%)
1,500,000	Societe Generale North America, Inc.	4.450%	03/06/08	1,487,948
1,000,000	Societe Generale North America, Inc.	4.540%	03/06/08	991,784
2,000,000	Societe Generale North America, Inc.	4.980%	02/04/08	1,990,348
				4,470,080
Consumer Staples (11.4%)
Beverage (2.2%)
3,000,000	The Coca-Cola Company (c)	4.890%	01/29/08	2,989,570
Food (9.2%)
1,775,000	Cargill, Inc. (c)	4.810%	02/25/08	1,762,390
1,500,000	Cargill, Inc. (c)	4.810%	02/29/08	1,489,306
3,000,000	Cargill, Inc. (c)	5.110%	02/28/08	2,979,362
2,500,000	Nestle Capital Corporation (c)	4.690%	02/13/08	2,486,562
2,000,000	Nestle Capital Corporation (c)	4.700%	01/17/08	1,996,142
1,500,000	Nestle Capital Corporation (c)	5.060%	02/11/08	1,492,757
				12,206,519
Financial (10.1%)
Commercial Finance (1.9%)
2,500,000	General Electric Capital Corporation	4.540%	02/19/08	2,484,347
Finance — Diversified (2.2%)
3,000,000	Avon Capital Corporation (c)	5.160%	02/12/08	2,983,743
Insurance (3.0%)
2,000,000	American General Corporation	4.900%	01/24/08	1,993,726
2,000,000	Prudential Funding, LLC	5.070%	02/20/08	1,988,361
				3,982,087
Investment Bankers/Brokers (3.0%)
1,500,000	Merrill Lynch & Company, Inc.	4.840%	01/14/08	1,497,330
2,500,000	Merrill Lynch & Company, Inc.	5.170%	01/28/08	2,490,231
				3,987,561

See accompanying notes to financial statements.

Money Market Portfolio
Investments in Securities – continued

Principal		Rate	Maturity	Market Value(a)
Technology (6.3%)
Aerospace/Defense (3.0%)
$2,000,000	Honeywell International (c)	4.900%	01/25/08	$1,994,133
2,005,000	Honeywell International (c)	4.960%	02/26/08	1,992,369
				3,986,502
Computer Hardware (3.3%)
2,500,000	Hewlett-Packard Company (c)	4.700%	01/14/08	2,496,172
2,000,000	Hewlett-Packard Company (c)	4.900%	01/02/08	1,999,749
				4,495,921
	Total commercial paper (cost: $58,527,879)			58,527,879
U.S. Government Obligations (39.5%)
Discount Notes (39.5%)
2,250,000	Federal Home Loan Bank	4.250%	01/16/08	2,245,969
3,500,000	Federal Home Loan Bank	4.320%	01/15/08	3,494,188
3,000,000	Federal Home Loan Bank	4.330%	02/06/08	2,987,340
3,000,000	Federal Home Loan Bank	4.450%	01/22/08	2,992,388
2,250,000	Federal Home Loan Bank	4.490%	01/04/08	2,249,186
2,000,000	Federal Home Loan Bank	4.490%	01/18/08	1,995,892
3,000,000	Federal Home Loan Mortgage Corporation	4.330%	02/14/08	2,984,527
2,500,000	Federal Home Loan Mortgage Corporation	4.340%	03/03/08	2,481,744
2,000,000	Federal Home Loan Mortgage Corporation	4.360%	03/17/08	1,982,605
3,000,000	Federal National Mortgage Association	3.980%	02/27/08	2,979,765
4,000,000	Federal National Mortgage Association	4.145%	01/11/08	3,995,178
2,000,000	Federal National Mortgage Association	4.260%	02/21/08	1,988,128
2,000,000	Federal National Mortgage Association	4.300%	01/31/08	1,992,900
4,500,000	Federal National Mortgage Association	4.310%	02/22/08	4,472,180
2,000,000	Federal National Mortgage Association	4.320%	02/15/08	1,989,475
3,000,000	Federal National Mortgage Association	4.340%	01/03/08	2,999,278
2,000,000	Federal National Mortgage Association	4.350%	03/12/08	1,983,709
2,000,000	Federal National Mortgage Association	4.420%	01/09/08	1,998,062
2,000,000	Federal National Mortgage Association	4.510%	01/10/08	1,997,850
2,750,000	Federal National Mortgage Association	4.620%	01/07/08	2,748,052
	Total U.S. government obligations (cost: $52,558,416)			52,558,416
Other Short-Term Investments (14.7%)
Asset-Backed Securities (14.3%)
2,000,000	American Honda Finance Corporation	4.810%	03/10/08	1,983,517
2,300,000	American Honda Finance Corporation	5.190%	02/07/08	2,289,646
571,813	AmeriCredit Automobile Receivables Trust	5.318%	08/06/08	571,813
34,385	Capital Auto Receivables Asset Trust - 144A Issue (d)	4.325%	05/15/08	34,385
831,608	Capital Auto Receivables Asset Trust - 144A Issue (d)	4.920%	06/15/08	831,608
2,205,961	Capital Auto Receivables Asset Trust - 144A Issue (d)	5.264%	09/15/08	2,205,961
35,406	CarMax Auto Owner Trust	5.328%	06/16/08	35,406
1,244,379	CarMax Auto Owner Trust	5.839%	09/15/08	1,244,379
4,223,082	Daimler Chrysler Auto Trust - 144A Issue (d)	4.945%	11/10/08	4,223,082
825,768	Ford Credit Auto Owner Trust - 144A Issue (d)	5.349%	07/15/08	825,768

See accompanying notes to financial statements.

Money Market Portfolio
Investments in Securities – continued

Principal		Rate	Maturity	Market Value(a)
Asset-Backed Securities—continued
$656,451	Hyundai Auto Receivables Trust	5.290%	10/15/08	$656,451
1,635,458	Nissan Auto Receivables Owner Trust	5.330%	08/15/08	1,635,458
1,577,994	Santander Drive Auto Receivables Trust	5.801%	09/15/08	1,577,994
908,390	World Omni Auto Receivables Trust	5.676%	10/15/08	908,390
				19,023,858
Commercial Finance (.4%)
600,000	General Electric Capital Corporation (b)	5.111%	07/28/08	600,321
	Total other short-term investments (cost: $19,624,179)			19,624,179

Shares
Investment Companies (1.7%)
902,355	Federated Money Market Obligation Trust Prime Obligation Fund, current rate 3.511%	902,355
1,400,000	SEI Daily Income Trust Treasury Fund, current rate 3.600%	1,400,000
	Total investment companies (cost: $2,302,355)	2,302,355
	Total investments in securities (cost: $133,012,829) (e)	$133,012,829
	Cash and other assets in excess of liabilities (.2%)	204,274
	Total net assets (100%)	$133,217,103

Investments in Securities Legend

(a)  Securities are valued by procedures described in note 2 of the Notes to Financial Statements.

(b)  Variable rate security.

(c)  Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 32.7% of the Portfolio's net assets as of December 31, 2007.

(d)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

(e)  Also represents the cost of securities for federal income tax purposes at December 31, 2007.

See accompanying notes to financial statements.

Mortgage Securities Portfolio
Investments in Securities

December 31, 2007

(Percentages of each investment category relate to total net assets.)

Principal		Coupon	Maturity	Market Value(a)
Long-Term Debt Securities (94.9%)
U.S. Government and Agency Obligations (40.7%)
U.S. Government and Agency Obligations (40.7%)
Federal Home Loan Mortgage Corporation (FHLMC) (4.4%)
$200,000	(h)	2.750%	03/15/08	$199,254
1,000,000		5.000%	06/15/31	979,219
1,295,000		5.000%	05/15/35	1,125,186
881,250		5.000%	08/01/35	860,393
688,037		5.500%	06/01/20	696,532
565,493		5.500%	10/01/20	572,475
1,040,245		5.500%	05/01/34	1,041,285
1,576,134		6.000%	11/01/33	1,602,987
766,596		6.250%	12/15/23	792,470
379,537		6.500%	11/01/32	392,377
				8,262,178
Federal National Mortgage Association (FNMA) (31.5%)
402,378		4.500%	02/01/35	381,008
910,011	(c)	4.645%	07/01/35	905,181
1,097,803		5.000%	05/01/18	1,100,639
778,539		5.000%	10/01/20	779,303
2,543,321		5.000%	11/01/33	2,485,343
5,385,261		5.000%	03/01/34	5,260,406
650,229		5.000%	05/01/34	635,154
791,609		5.500%	01/01/17	803,835
732,045		5.500%	02/01/18	743,511
1,595,300	(j)	5.500%	03/01/18	1,619,421
983,311		5.500%	02/01/24	989,483
2,168,545	(j)	5.500%	04/01/33	2,173,073
800,693		5.500%	05/01/33	801,862
425,123		5.500%	01/01/34	425,438
3,327,602		5.500%	03/01/34	3,335,419
1,690,170		5.500%	04/01/34	1,690,263
2,527,368	(j)	5.500%	04/01/34	2,532,460
253,666		5.500%	05/01/34	253,680
4,192,541		5.500%	07/01/34	4,199,134
1,253,470		5.500%	09/01/34	1,254,233
1,039,906		5.500%	10/01/34	1,039,964
1,379,537		5.500%	02/01/35	1,379,870
304,142		5.500%	10/01/35	304,336
166,184		6.000%	09/01/32	170,009
1,878,018		6.000%	10/01/32	1,920,229
1,527,987		6.000%	11/01/32	1,562,297
1,661,258		6.000%	03/01/33	1,696,937
591,427		6.000%	04/01/33	601,771
499,316		6.000%	12/01/33	508,049
629,831		6.000%	08/01/34	640,448
409,147		6.000%	09/01/34	416,044
186,104		6.000%	11/01/34	189,241
2,135,815		6.000%	12/01/34	2,171,818

See accompanying notes to financial statements.

Mortgage Securities Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Market Value(a)
U.S. Government and Agency Obligations—continued
$1,400,000	(g)	6.000%	01/01/35	$1,421,437
437,277		6.000%	11/01/36	444,139
1,273,521		6.500%	02/01/32	1,325,029
502,067		6.500%	04/01/32	519,640
210,941		6.500%	05/01/32	219,656
1,594,677		6.500%	07/01/32	1,657,027
41,373		6.500%	09/01/32	42,771
118,311		6.500%	09/01/34	121,942
88,259		6.500%	11/01/34	90,968
947,469		6.500%	03/01/35	979,502
389,451		6.500%	02/01/36	400,810
719,155		6.500%	06/01/36	739,322
1,310,000	(g)	6.500%	12/01/36	1,346,434
1,994,863		6.500%	09/01/37	2,050,590
675,397		7.000%	09/01/31	714,002
75,299		7.000%	11/01/31	79,590
422,251		7.000%	02/01/32	447,836
84,547		7.000%	07/01/32	89,609
999,281		7.000%	10/01/37	1,039,499
150,625		7.500%	04/01/31	161,997
				58,861,659
Government National Mortgage Association (GNMA) (4.7%)
25,941,854	(c) (f)	0.223%	03/16/42	212,617
19,565,007	(c) (f)	0.961%	06/17/45	842,463
7,350,264	(c) (f)	0.823%	07/16/40	174,380
10,001,630	(c) (f)	1.051%	03/16/34	314,600
913,070		5.000%	05/15/33	899,990
500,000	(g)	5.000%	01/01/38	492,656
1,000,000		5.500%	03/16/32	1,012,495
2,023,630		5.500%	12/15/34	2,039,010
1,500,000	(g)	5.500%	01/01/35	1,510,782
1,335,000	(g)	6.000%	08/01/36	1,366,706
				8,865,699
Vendee Mortgage Trust (.1%)
144,331	Vendee Mortgage Trust	7.793%	02/15/25	154,614
	Total U.S. government and agency obligations (cost: $77,436,986)			76,144,150
Asset-Backed Securities (16.0%)
481,142	ABFS Mortgage Loan Trust (k)	6.990%	12/25/31	479,356
1,405,000	ABFS Mortgage Loan Trust (k)	7.423%	12/15/33	1,315,393
1,388,772	Associates Manufactured Housing Pass-Through Certificates	7.900%	03/15/27	1,399,615
818,407	BankAmerica Manufactured Housing Contract Trust	7.015%	01/10/28	834,592
5,285,410	BankAmerica Manufactured Housing Contract Trust (j)	7.800%	10/10/26	5,451,979
625,000	Capital Auto Receivables Asset Trust - 144A Issue (e)	8.300%	02/18/14	659,987
760,000	Capital Auto Receivables Asset Trust - 144A Issue (e)	7.160%	01/15/13	779,520
350,000	Centex Home Equity (k)	5.048%	06/25/35	344,443
1,080,000	Countryplace Manufactured Housing Contract - 144A Issue (c) (d) (l)	4.800%	12/15/35	912,938

See accompanying notes to financial statements.

Mortgage Securities Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Market Value(a)
Asset-Backed Securities—continued
$573,520	Countrywide Asset-Backed Certificates (c)	4.975%	07/25/27	$563,326
1,470,000	Countrywide Asset-Backed Certificates (k)	6.518%	01/25/29	1,126,188
1,300,000	Credit-Based Asset Servicing and Securitization (k)	5.109%	05/25/35	1,205,579
956,458	Credit-Based Asset Servicing and Securitization - 144A Issue (e) (k)	5.970%	10/25/36	979,143
875,000	Flagstar Home Equity Loan Trust - 144A Issue (e) (k)	5.997%	01/25/35	802,587
220,000	Ford Credit Auto Owner Trust - 144A Issue (e)	7.050%	12/15/13	210,113
425,000	Ford Motor Credit Company - 144A Issue (e)	7.120%	02/15/13	410,722
196,190	Green Tree Financial Corporation	7.950%	08/15/25	202,819
331,898	Green Tree Financial Corporation	8.300%	11/15/19	348,434
409,680	Green Tree Financial Corporation	8.400%	06/15/19	428,839
744,604	Green Tree Financial Corporation	9.000%	06/15/25	788,011
1,418,442	Green Tree Financial Corporation	9.100%	04/15/25	1,489,147
1,805,000	JPMorgan Mortgage Acquisition Corporation (k)	5.932%	08/25/36	1,713,176
1,670,000	JPMorgan Mortgage Acquisition Corporation (k)	6.410%	07/25/36	1,583,304
255,000	Lehman XS Trust (k)	5.690%	12/25/35	252,508
12,337	Metropolitan Asset Funding, Inc. - 144A Issue (e)	6.980%	05/20/12	12,312
12,280	Metropolitan Asset Funding, Inc. - 144A Issue (e)	7.130%	06/20/12	12,255
537,461	Oakwood Mortgage Investors, Inc.	7.375%	08/15/27	545,188
561,825	Oakwood Mortgage Investors, Inc. (d)	8.100%	08/15/26	568,867
500,000	Origen Manufactured Housing	4.750%	08/15/21	493,729
870,000	Origen Manufactured Housing	4.970%	10/15/21	884,056
260,000	Origen Manufactured Housing	5.605%	05/15/22	262,637
500,000	Origen Manufactured Housing	5.910%	01/15/37	490,008
500,000	Residential Asset Mortgage Products, Inc. (c)	5.145%	01/25/35	439,951
495,083	Residential Asset Mortgage Products, Inc. (k)	5.597%	12/25/33	467,851
151,671	Residential Funding Mortgage Securities II, Inc. (k)	5.090%	07/25/33	143,870
1,355,113	Vanderbilt Mortgage Finance	7.955%	12/07/24	1,444,172
	Total asset-backed securities (cost: $31,383,555)			30,046,615
Other Mortgage-Backed Securities (38.2%)
Collateralized Mortgage Obligations/Mortgage Revenue Bonds (24.9%)
1,750,726	Banc of America Alternative Loan Trust (c)	5.576%	09/25/35	1,485,259
798,924	Banc of America Alternative Loan Trust (c)	5.667%	11/25/35	602,756
1,159,832	Banc of America Alternative Loan Trust (c)	5.809%	01/25/36	928,432
221,939	Banc of America Alternative Loan Trust	6.000%	12/25/34	222,633
2,228,000	Banc of America Alternative Loan Trust	6.000%	06/25/46	2,135,978
1,039,205	Banc of America Alternative Loan Trust (c)	6.225%	05/25/46	753,622
1,876,656	Banc of America Funding Corporation (c) (j)	5.011%	09/20/34	1,847,273
1,393,595	Banc of America Funding Corporation	6.500%	07/20/32	1,409,329
1,311,653	Banc of America Mortgage Securities, Inc. (c)	5.086%	11/25/35	1,300,494
1,140,000	Banc of America Mortgage Securities, Inc.	5.500%	02/25/34	1,007,461
1,071,751	Banc of America Mortgage Securities, Inc.	5.750%	08/25/34	1,047,789
10,000	Banco Hipotecario Nacional - 144A Issue (b) (c) (d) (i)	6.315%	03/25/11	100
425	Banco Hipotecario Nacional - 144A Issue (b) (d) (i)	7.540%	05/31/17	4
50,980	Banco Hipotecario Nacional - 144A Issue (b) (d) (i)	7.916%	07/25/09	510
1,375,000	Bear Stearns Mortgage Funding Trust (c) (i)	5.275%	09/25/36	20,967
568,705	Bear Stearns Mortgage Securities, Inc.	8.000%	11/25/29	567,190
1,057,550	BlackRock Capital Finance, LP - 144A Issue (e)	7.750%	09/25/26	1,032,204

See accompanying notes to financial statements.

Mortgage Securities Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Market Value(a)
Other Mortgage-Backed Securities—continued
$855,529	Chase Mortgage Financial Corporation	5.500%	10/25/33	$846,442
500,000	CitiMortgage Alternative Loan Trust (c)	6.000%	12/25/36	446,445
362,417	CitiMortgage Alternative Loan Trust (c)	6.237%	07/25/37	200,814
474,671	Countrywide Home Loan Mortgage Pass-Through Trust (c)	3.970%	07/19/33	458,366
2,000,000	Countrywide Home Loan Mortgage Pass-Through Trust	4.150%	08/25/33	1,909,447
837,441	Credit Suisse First Boston Mortgage Securities Corporation	6.000%	11/25/18	840,975
2,310,000	CSAB Mortgage-Backed Trust (k)	6.080%	09/25/36	2,084,945
895,544	First Horizon Mortgage Pass-Through Trust (c)	5.970%	08/25/37	693,302
732,540	Global Mortgage Securitization, Ltd.	5.250%	04/25/32	637,049
536,628	Global Mortgage Securitization, Ltd. (c)	5.394%	04/25/32	378,686
1,802,372	Global Mortgage Securitization, Ltd. - 144A Issue (d)	5.250%	11/25/32	1,698,994
1,125,000	JPMorgan Alternative Loan Trust (c)	5.950%	11/25/36	1,059,970
878,424	JPMorgan Mortgage Trust (c)	3.755%	11/25/33	870,281
992,631	JPMorgan Mortgage Trust (c)	4.819%	07/25/35	931,674
1,432,768	JPMorgan Mortgage Trust (c)	5.672%	09/25/35	1,241,352
1,475,000	JPMorgan Mortgage Trust (c)	6.045%	10/25/36	1,498,631
974,079	JPMorgan Mortgage Trust	6.200%	08/25/36	843,633
1,105,000	JPMorgan Mortgage Trust	6.500%	08/25/36	1,119,331
1,954,573	MASTR Asset Securitization Trust	5.500%	11/25/33	1,934,319
249,318	Morgan Stanley Dean Witter Capital (c)	6.520%	04/25/17	243,132
146,657	Prudential Home Mortgage Securities - 144A Issue (e)	7.900%	04/28/22	145,624
26,700	Prudential Home Mortgage Securities - 144A Issue (c) (e)	8.044%	09/28/24	26,686
883,217	RESI Finance, LP - 144A Issue (c) (d)	6.642%	09/10/35	815,636
1,436,838	Residential Accredit Loans, Inc.	5.750%	06/25/33	1,311,294
198,658	Residential Accredit Loans, Inc. - 144A Issue (e)	6.250%	03/25/14	198,172
1,065,000	Structured Adjustable Rate Mortgage Loan Trust (c)	5.400%	11/25/35	1,052,686
21,379	Structured Asset Mortgage Investments, Inc. (c)	5.845%	04/30/30	20,847
33,033	Structured Asset Mortgage Investments, Inc. (c)	5.849%	04/30/30	32,901
898,199	Structured Asset Securities Corporation	5.250%	08/25/33	755,611
101,480	Structured Asset Securities Corporation (k)	5.540%	11/25/32	98,448
1,434,232	Structured Asset Securities Corporation (k)	5.630%	05/25/34	1,445,846
2,140,489	Structured Asset Securities Corporation (k)	6.000%	06/25/34	2,184,813
1,040,000	Wells Fargo Alternative Loan Trust	6.000%	07/25/37	946,827
2,143,058	Wells Fargo Alternative Loan Trust (c)	6.201%	07/25/37	1,762,481
1,555,653	Wells Fargo Mortgage-Backed Securities Trust	5.500%	02/25/34	1,410,977
				46,508,638
Commercial Mortgage-Backed Securities (13.3%)
1,689,368	Asset Securitization Corporation (c) (f)	8.621%	08/13/29	387,436
1,135,073	Asset Securitization Corporation (d) (f)	2.433%	08/13/27	258,106
700,000	Asset Securitization Corporation (c)	7.680%	02/14/43	745,423
9,188,670	Asset Securitization Corporation - 144A Issue (c) (e) (f)	1.607%	10/13/26	349,754
1,000,000	Banc of America Commercial Mortgage, Inc.	5.451%	01/15/49	1,004,891
550,000	Banc of America Commercial Mortgage, Inc. - 144A Issue (e)	4.900%	09/11/36	526,057

See accompanying notes to financial statements.

Mortgage Securities Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Market Value(a)
Other Mortgage-Backed Securities—continued
$460,000	Banc of America Commercial Mortgage, Inc. - 144A Issue (c) (e)	5.104%	12/10/42	$417,604
1,000,000	Banc of America Commercial Mortgage, Inc. - 144A Issue (e)	6.200%	07/11/43	1,015,518
725,000	Bear Stearns Commercial Mortgage Securities, Inc.	6.500%	02/15/32	743,013
500,000	Bear Stearns Commercial Mortgage Securities, Inc. - 144A Issue (c) (e)	7.492%	02/15/35	528,311
900,000	Commercial Mortgage Pass-Through Certificates - 144A Issue (c) (e)	5.756%	02/05/19	884,171
1,180,000	DLJ Commercial Mortgage Corporation - 144A Issue (c) (e)	7.409%	06/10/31	1,257,076
2,726,000	FFCA Secured Lending Corporation - 144A Issue (c) (d)	6.096%	02/18/22	2,596,054
1,290,000	FFCA Secured Lending Corporation - 144A Issue (c) (d)	6.346%	02/18/22	1,216,581
222,729	GMAC Commercial Mortgage Securities (d) (l)	5.940%	07/01/13	218,275
1,000,000	GS Mortgage Securities Corporation (c)	5.993%	08/10/45	1,034,271
500,000	Hilton Hotel Pool Trust - 144A Issue (c) (e)	5.070%	10/03/15	500,685
1,465,000	Hilton Hotel Pool Trust - 144A Issue (e)	7.653%	10/03/15	1,591,447
1,296,594	Hometown Commercial Mortgage - 144A Issue (d)	5.506%	11/11/38	1,294,212
1,000,000	JPMorgan Chase Commercial Mortgage Securities Corporation	5.370%	05/15/45	1,003,157
1,500,000	JPMorgan Chase Commercial Mortgage Securities Corporation - 144A Issue (e)	6.221%	10/12/37	1,567,096
300,000	LB-UBS Commercial Mortgage Trust (c) (e)	4.846%	02/15/37	286,094
26,669,115	Multi Security Asset Trust - 144A Issue (c) (d) (f)	1.067%	11/28/35	600,055
990,000	Multi Security Asset Trust - 144A Issue (c) (d)	5.880%	11/28/35	984,414
1,000,000	Nationslink Funding Corporation - 144A Issue (e)	5.000%	08/20/30	904,548
1,800,000	Nomura Asset Securities Corporation - 144A Issue (e)	6.000%	03/15/30	1,775,342
1,375,000	Wachovia Bank Commercial Mortgage
	Trust - 144A Issue (e)	4.942%	11/15/34	1,266,077
				24,955,668
	Total other mortgage-backed securities (cost: $78,540,745)			71,464,306
	Total long-term debt securities (cost: $187,361,286)			177,655,071
Short-Term Securities (8.0%)
Investment Companies (8.0%)

6,898,319	Dreyfus Treasury Cash Management Fund	6,898,319
8,060,443	SEI Daily Income Trust Treasury Fund	8,060,443
	Total investment companies (cost: $14,958,762)	14,958,762
	Total short-term securities (cost: $14,958,762)	14,958,762
	Total investments in securities (cost: $202,320,048) (m)	$192,613,833
	Liabilities in excess of cash and other assets (-2.9%)	(5,433,498)
	Total net assets (100%)	$187,180,335

See accompanying notes to financial statements.

Mortgage Securities Portfolio
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued by procedures described in note 2 of the Notes to Financial Statements.

(b)  The Portfolio held less than 0.1% of net assets in foreign securities at December 31, 2007.

(c)  Variable rate security.

(d)  Represents ownership in an illiquid security. (See note 6 of the Notes to Investments in Securities.) Information concerning the illiquid securities held at December 31, 2007, which includes cost and acquisition date, is as follows:

Security:	Acquisition Date	Acquisition Cost
Asset Securitization Corporation†	Various	$108,087
Banco Hipotecario Nacional - 144A Issue*	05/18/00	375
Banco Hipotecario Nacional - 144A Issue*	09/06/02	1,078
Banco Hipotecario Nacional - 144A Issue*	Various	61,028
Countryplace Manufactured Housing Contract - 144A Issue*	06/29/05	1,079,864
FFCA Secured Lending Corporation - 144A Issue*	05/14/03	2,384,398
FFCA Secured Lending Corporation - 144A Issue*	05/19/03	1,086,220
Global Mortgage Securitization, Ltd. - 144A Issue*	11/24/04	1,787,122
GMAC Commercial Mortgage Securities†	11/12/01	212,258
Hometown Commercial Mortgage - 144A Issue*	Various	1,082,766
Multi Security Asset Trust - 144A Issue*	02/24/05	331,260
Multi Security Asset Trust - 144A Issue*	02/24/05	644,938
Oakwood Mortgage Investors, Inc.†	Various	586,122
RESI Finance, LP - 144A Issue*	06/01/06	898,947
		$10,264,463

*  A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

†  Represents a private placement security.

(e)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

(f)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount shown represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimate timing and amount of future cash flows.

(g)  At December 31, 2007 the total cost of investments issued on a when-issued or forward commitment basis is $6,120,862.

(h)  Fully or partially pledged as initial margin deposit on open futures contracts.

See accompanying notes to financial statements.

Mortgage Securities Portfolio
Investments in Securities – continued

Holdings of Open Futures Contracts

On December 31, 2007, securities with an aggregate market value of $199,254 were segregated to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation	Unrealized Depreciation
U.S. 5-Year Treasury Notes	March 2008	35	Short	$—	$20,952
U.S. 10 Year Treasury Notes	March 2008	29	Long	32,160	—
90-Day Eurodollar	March 2008	3	Long	22	—
90-Day Eurodollar	June 2008	3	Long	4,522	—
		70		$36,704	$20,952

(i)  Security is in default with respect to interest payments. Income is not being accrued on this security and any payments received are treated as a reduction of principal.

(j)  Security pledged as collateral for when-issued purchase commitments outstanding as of December 31, 2007.

(k)  Floating rate security. Rate disclosed is as of December 31, 2007.

(l)  This security is being fair-valued according to procedures approved by the Board of Directors.

(m)  At December 31, 2007 the cost of securities for federal income tax purposes was $202,433,541. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$1,145,807
Gross unrealized depreciation	(10,965,515)
Net unrealized depreciation	$(9,819,708)

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities

December 31, 2007

(Percentages of each investment category relate to total net assets.)

Shares		Market Value(a)
Common Stocks (98.2%)
Basic Materials (3.0%)
Chemicals (1.3%)
10,455	Air Products and Chemicals, Inc.	$1,031,177
2,691	Ashland, Inc.	127,634
3,942	Eastman Chemical Company	240,817
8,470	Ecolab, Inc.	433,749
43,739	EI du Pont de Nemours & Company	1,928,452
5,560	Hercules, Inc.	107,586
3,977	International Flavors & Fragrances, Inc.	191,413
7,944	PPG Industries, Inc.	557,907
15,369	Praxair, Inc.	1,363,384
6,096	Rohm & Haas Company (g)	323,514
6,277	Sigma-Aldrich Corporation	342,724
45,945	The Dow Chemical Company	1,811,152
		8,459,509
Construction (.1%)
5,302	Vulcan Materials Company	419,335
Iron and Steel (.3%)
4,977	Allegheny Technologies, Inc.	430,013
13,964	Nucor Corporation	826,948
5,753	United States Steel Corporation (g)	695,595
		1,952,556
Mining (.7%)
41,262	Alcoa, Inc.	1,508,126
18,648	Freeport-McMoRan Copper & Gold, Inc.	1,910,301
22,003	Newmont Mining Corporation	1,074,407
4,260	Titanium Metals Corporation (g)	112,677
		4,605,511
Paper and Forest (.6%)
4,890	Bemis Company	133,888
20,829	International Paper Company	674,443

Shares		Market Value(a)
Basic Materials—continued
20,585	Kimberly-Clark Corporation	$1,427,364
8,923	MeadWestvaco Corporation	279,290
8,381	Plum Creek Timber Company, Inc. (g)	385,861
10,194	Weyerhaeuser Company	751,706
		3,652,552
Capital Goods (9.0%)
Aerospace/Defense (2.3%)
19,575	General Dynamics Corporation	1,741,979
6,071	Goodrich Corporation	428,674
6,102	L-3 Communications Holdings, Inc.	646,446
16,862	Lockheed Martin Corporation	1,774,894
16,462	Northrop Grumman Corporation	1,294,572
20,886	Raytheon Company	1,267,780
7,926	Rockwell Collins, Inc. (g)	570,434
37,707	The Boeing Company	3,297,854
48,091	United Technologies Corporation	3,680,885
		14,703,518
Containers — Metal/Glass (—)
4,889	Ball Corporation	220,005
Electrical Equipment (3.3%)
8,760	Cooper Industries, Ltd. (c)	463,229
38,299	Emerson Electric Company	2,170,021
491,670	General Electric Company	18,226,207
6,887	Molex, Inc.	188,015
		21,047,472
Engineering/Construction (.5%)
30,940	Caterpillar, Inc. (g)	2,245,006
4,369	Fluor Corporation	636,651
5,870	Jacobs Engineering Group,Inc. (b) (g)	561,231
		3,442,888

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Capital Goods—continued
Machinery (.5%)
21,578	Deere & Company	$2,009,343
13,254	Ingersoll-Rand Company, Ltd. (c)	615,913
5,027	Terex Corporation (b)	329,621
		2,954,877
Manufacturing (2.0%)
34,699	3M Company	2,925,820
4,969	Cummins, Inc. (g)	632,901
12,317	Danaher Corporation	1,080,694
9,667	Dover Corporation	445,552
7,159	Eaton Corporation	694,065
36,331	Honeywell International, Inc.	2,236,900
20,112	Illinois Tool Works, Inc.	1,076,796
8,846	ITT Corporation	584,190
8,275	Leggett & Platt, Inc. (g)	144,316
6,316	Manitowoc Company, Inc.	308,410
5,962	Pall Corporation	240,388
8,184	Parker Hannifin Corporation	616,337
7,836	Sealed Air Corporation (g)	181,325
12,180	Textron, Inc.	868,434
24,073	Tyco International, Ltd. (c)	954,494
		12,990,622
Metal Fabrication (.2%)
6,730	Precision Castparts Corporation	933,451
Waste Management (.2%)
14,086	Allied Waste Industries, Inc. (b)	155,227
24,731	Waste Management, Inc.	807,962
		963,189
Communication Services (5.6%)
Broadcasting (.8%)
33,327	CBS Corporation - Class B	908,161
24,221	Clear Channel Communications, Inc.	836,109
149,510	Comcast Corporation (b) (f) (g)	2,730,052
34,905	The DIRECTV Group, Inc. (b)	807,004
		5,281,326

Shares		Market Value(a)
Communication Services—continued
Computer Services & Software (.1%)
10,750	VeriSign, Inc. (b) (g)	$404,307
Publishing (—)
4,384	EW Scripps Company - Class A	197,324
Telecommunication (1.3%)
19,691	American Tower Corporation (b)	838,837
4,145	Ciena Corporation (b) (g)	141,386
76,664	Corning, Inc.	1,839,170
7,378	Embarq Corporation	365,432
10,677	JDS Uniphase Corporation (b) (g)	142,004
111,132	Motorola, Inc.	1,782,557
79,615	Qualcomm, Inc.	3,132,850
21,350	Tellabs, Inc. (b)	139,629
		8,381,865
Telephone (3.4%)
295,052	AT&T, Inc.	12,262,361
5,367	CenturyTel, Inc.	222,516
15,946	Citizens Communications Company	202,993
76,391	Qwest Communications International, Inc. (b) (g)	535,501
138,366	Sprint Nextel Corporation	1,816,746
140,615	Verizon Communications, Inc.	6,143,469
23,159	Windstream Corporation	301,530
		21,485,116
Consumer Cyclical (7.7%)
Auto (.4%)
102,564	Ford Motor Company (b) (g)	690,256
27,520	General Motors Corporation	684,973
28,889	Johnson Controls, Inc.	1,041,159
11,668	The Goodyear Tire & Rubber Company (b) (g)	329,271
		2,745,659
Building Materials (.1%)
17,934	Masco Corporation	387,554
8,295	Trane, Inc.	387,459
		775,013

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Consumer Cyclical—continued
Distribution Durables (.1%)
8,168	Genuine Parts Company	$378,178
3,275	WW Grainger, Inc.	286,628
		664,806
Entertainment (.1%)
15,344	International Game Technology	674,062
Hardware and Tools (.1%)
3,042	Black & Decker Corporation	211,875
2,838	Snap-On, Inc.	136,905
3,972	The Stanley Works	192,563
		541,343
Home Builders (.1%)
5,858	Centex Corporation (g)	147,973
13,485	DR Horton, Inc. (g)	177,597
3,746	KB Home (g)	80,914
6,766	Lennar Corporation (g)	121,044
10,241	Pulte Homes, Inc.	107,940
		635,468
Houseware (.1%)
3,780	Whirlpool Corporation (g)	308,561
Leisure (.3%)
4,195	Brunswick Corporation (g)	71,525
21,215	Carnival Corporation	943,855
11,747	Harley-Davidson, Inc.	548,703
7,142	Hasbro, Inc.	182,692
17,758	Mattel, Inc.	338,112
		2,084,887
Lodging — Hotel (.3%)
9,147	Harrah's Entertainment, Inc. (g)	811,796
15,208	Marriott International, Inc.	519,810
9,650	Starwood Hotels & Resorts Worldwide, Inc.	424,890
8,624	Wyndham Worldwide Corporation	203,181
		1,959,677
Photography/Imagery (—)
13,996	Eastman Kodak Company (g)	306,093

Shares		Market Value(a)
Consumer Cyclical—continued
Publishing (.6%)
11,277	Gannett Company, Inc.	$439,803
1,856	Meredith Corporation	102,043
6,992	New York Times Company (g)	122,570
112,539	News Corporation	2,305,924
16,006	The McGraw-Hill Companies, Inc.	701,223
280	The Washington Post Company	221,600
		3,893,163
Retail (4.5%)
4,234	Abercrombie & Fitch Company (g)	338,593
14,930	Amazon.com, Inc. (b) (g)	1,383,115
6,647	AutoNation, Inc. (b) (g)	104,092
2,135	AutoZone, Inc. (b)	256,008
12,883	Bed Bath & Beyond, Inc. (b)	378,631
17,016	Best Buy Company, Inc.	895,892
4,398	Big Lots, Inc. (b) (g)	70,324
8,132	Circuit City Stores, Inc.	34,154
21,118	Costco Wholesale Corporation (g)	1,473,192
71,851	CVS/Caremark Corporation	2,856,077
2,777	Dillards, Inc.	52,152
6,834	Family Dollar Stores, Inc. (g)	131,418
7,760	GameStop Corporation (b)	481,974
82,103	Home Depot, Inc. (g)	2,211,855
10,727	JC Penney Company, Inc.	471,881
15,260	Kohl's Corporation (b)	698,908
15,118	Limited Brands, Inc.	286,184
71,156	Lowe's Companies, Inc.	1,609,549
21,065	Macy's, Inc.	544,952
18,683	Nike, Inc.	1,200,196
9,145	Nordstrom, Inc. (g)	335,896
13,224	Office Depot, Inc. (b)	183,946
3,617	OfficeMax, Inc.	74,727
2,826	Polo Ralph Lauren Corporation	174,619

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Consumer Cyclical—continued
6,377	RadioShack Corporation (g)	$107,516
3,549	Sears Holding Corporation (b) (g)	362,175
34,400	Staples, Inc.	793,608
40,421	Target Corporation	2,021,050
22,658	The Gap, Inc.	482,162
5,072	The Sherwin-Williams Company	294,379
6,551	Tiffany & Company (g)	301,543
21,261	TJX Companies, Inc.	610,828
48,242	Walgreen Company	1,837,055
114,953	Wal-Mart Stores, Inc.	5,463,716
		28,522,367
Service (.6%)
6,336	Convergys Corporation (b)	104,291
55,313	eBay, Inc. (b)	1,835,838
10,104	Expedia, Inc. (b)	319,489
8,969	IAC Interactive Corporation (b) (g)	241,446
22,874	Interpublic Group of Companies, Inc. (b) (g)	185,508
6,223	Monster Worldwide, Inc. (b)	201,625
15,904	Omnicom Group (g)	755,917
7,835	Robert Half International, Inc. (g)	211,858
		3,855,972
Textiles (.2%)
6,487	Cintas Corporation	218,093
17,909	Coach, Inc. (b)	547,657
4,084	Jones Apparel Group, Inc.	65,303
4,839	Liz Claiborne, Inc. (g)	98,474
4,283	VF Corporation	294,071
		1,223,598
Trucks and Parts (.2%)
17,919	Paccar, Inc. (g)	976,227
Consumer Staples (10.3%)
Agriculture Products (.7%)
31,277	Archer-Daniels-Midland Company	1,452,191
26,631	Monsanto Company	2,974,416
		4,426,607

Shares		Market Value(a)
Consumer Staples—continued
Beverage (2.4%)
35,701	Anheuser-Busch Companies, Inc.	$1,868,590
4,224	Brown-Forman Corporation	313,041
13,824	Coca-Cola Enterprises, Inc.	359,839
9,402	Constellation Brands, Inc. (b)	222,263
6,660	Molson Coors Brewing Company	343,789
6,745	Pepsi Bottling Group, Inc.	266,158
78,313	PepsiCo, Inc. (g)	5,943,957
96,690	The Coca-Cola Company	5,933,865
		15,251,502
Entertainment (.7%)
31,926	Viacom, Inc. - Class B (b) (g)	1,402,190
92,605	Walt Disney Company	2,989,289
		4,391,479
Food (1.4%)
10,824	Campbell Soup Company	386,741
23,705	ConAgra Foods, Inc.	563,942
6,402	Dean Foods Company	165,556
16,427	General Mills, Inc.	936,339
8,158	Hershey Company (g)	321,425
15,418	HJ Heinz Company	719,712
12,840	Kellogg Company	673,201
75,271	Kraft Foods, Inc.	2,456,093
6,215	McCormick & Company, Inc.	235,611
35,232	Sara Lee Corporation	565,826
29,587	Sysco Corporation	923,410
13,322	Tyson Foods, Inc.	204,226
10,565	Wm. Wrigley Jr Company	618,581
		8,770,663
Household Products (.3%)
5,202	Avery Dennison Corporation (g)	276,434
6,744	Clorox Company	439,507
7,463	Fortune Brands, Inc.	540,023
13,497	Newell Rubbermaid, Inc.	349,302
6,332	Pactiv Corporation (b)	168,621
		1,773,887

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Consumer Staples—continued
Personal Care (2.2%)
20,874	Avon Products, Inc.	$825,149
24,800	Colgate-Palmolive Company	1,933,408
151,090	Procter & Gamble Company	11,093,028
5,499	The Estee Lauder Companies, Inc.	239,811
		14,091,396
Restaurants (.8%)
6,894	Darden Restaurants, Inc.	191,033
57,542	McDonald's Corporation	3,389,799
35,534	Starbucks Corporation (b)	727,381
4,179	Wendy's International, Inc.	107,985
24,744	Yum! Brands, Inc.	946,953
		5,363,151
Retail (.3%)
33,139	Kroger Company	885,143
21,450	Safeway, Inc.	733,804
10,263	Supervalu, Inc.	385,068
6,776	Whole Foods Market, Inc. (g)	276,461
		2,280,476
Service (.1%)
6,654	Apollo Group, Inc. (b)	466,778
10,440	RR Donnelley & Sons Company	394,006
		860,784
Tobacco (1.4%)
102,473	Altria Group, Inc.	7,744,909
8,284	Reynolds American, Inc. (g)	546,413
7,621	UST, Inc. (g)	417,631
		8,708,953
Energy (12.7%)
Mining (.2%)
8,863	Consol Energy, Inc. (g)	633,882
12,883	Peabody Energy Corporation	794,108
		1,427,990

Shares		Market Value(a)
Energy—continued
Oil & Gas (10.1%)
22,732	Anadarko Petroleum Corporation (g)	$1,493,265
16,111	Apache Corporation	1,732,577
22,098	Chesapeake Energy Corporation	866,242
102,722	ChevronTexaco Corporation	9,587,044
77,819	ConocoPhillips (g)	6,871,418
21,648	Devon Energy Corporation	1,924,724
7,048	ENSCO International, Inc.	420,202
11,985	EOG Resources, Inc.	1,069,661
265,807	Exxon Mobil Corporation (g)	24,903,454
13,514	Hess Corporation (g)	1,363,022
34,555	Marathon Oil Corporation	2,103,018
9,212	Murphy Oil Corporation	781,546
13,778	Nabors Industries, Ltd. (c)	377,379
13,034	Noble Corporation (c)	736,551
8,400	Noble Energy, Inc.	667,968
40,312	Occidental Petroleum Corporation	3,103,621
7,220	Range Resources Corporation	370,819
5,421	Rowan Companies, Inc.	213,913
5,720	Sunoco, Inc.	414,357
15,471	Transocean, Inc. (c) (g)	2,214,674
26,779	Valero Energy Corporation	1,875,333
23,506	XTO Energy, Inc.	1,207,268
		64,298,056
Oil & Gas Services (1.9%)
15,480	Baker Hughes, Inc.	1,255,428
14,245	BJ Services Company	345,584
42,868	Halliburton Company	1,625,126
17,406	National Oilwell Varco, Inc. (b)	1,278,644
58,232	Schlumberger, Ltd.	5,728,282
9,723	Smith International, Inc.	718,043
6,640	Tesoro Corporation (g)	316,728
16,428	Weatherford International, Ltd. (c) (g)	1,126,961
		12,394,796

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Energy—continued
Pipelines (.5%)
24,108	Dynegy, Inc. (b)	$172,131
34,078	El Paso Corporation (g)	587,505
8,432	Questar Corporation	456,171
30,758	Spectra Energy Corporation	794,172
28,875	Williams Companies, Inc.	1,033,147
		3,043,126
Financial (17.7%)
Banks (5.2%)
215,925	Bank of America Corporation (g)	8,909,065
55,397	Bank of New York Mellon Corporation	2,701,158
26,731	BB&T Corporation	819,840
7,347	Comerica, Inc.	319,815
9,478	Commerce Bancorp, Inc. New Jersey	361,491
25,913	Fifth Third Bancorp	651,194
6,078	First Horizon National Corporation (g)	110,316
25,318	Hudson City Bancorp, Inc.	380,276
17,800	Huntington Bancshares, Inc.	262,728
18,913	KeyCorp	443,510
3,648	M&T Bank Corporation (g)	297,567
12,518	Marshall & Ilsley Corporation (g)	331,477
30,825	National City Corporation	507,380
9,293	Northern Trust Corporation	711,658
17,006	PNC Financial Services Group, Inc.	1,116,444
33,816	Regions Financial Corporation (g)	799,748
18,789	State Street Corporation	1,525,667
16,951	SunTrust Banks, Inc.	1,059,268
9,625	Total System Services, Inc.	277,681
84,002	U.S. Bancorp	2,666,223
96,105	Wachovia Corporation	3,654,873
164,164	Wells Fargo & Company	4,956,111
5,255	Zions Bancorporation (g)	245,356
		33,108,846

Shares		Market Value(a)
Financial—continued
Commercial Services (.2%)
6,401	Equifax, Inc.	$232,741
15,723	H&R Block, Inc.	291,976
10,434	Moody's Corporation	372,494
16,224	Paychex, Inc.	587,633
		1,484,844
Finance — Diversified (1.6%)
56,893	American Express Company	2,959,574
11,282	Ameriprise Financial, Inc.	621,751
19,012	Capital One Financial Corporation (g)	898,507
9,187	CIT Group, Inc.	220,764
2,695	CME Group, Inc.	1,848,770
28,138	Countrywide Financial Corporation (g)	251,554
23,212	Discover Financial Services	350,037
4,183	Federated Investors, Inc. (g)	172,172
3,400	Intercontinentalexchange, Inc. (b)	654,500
7,464	Janus Capital Group, Inc. (g)	245,192
8,227	Leucadia National Corporation	387,492
25,209	SLM Corporation	507,709
36,532	Western Union Company	886,997
		10,005,019
Insurance (4.3%)
16,072	ACE, Ltd. (c)	992,928
23,732	Aflac, Inc.	1,486,335
4,842	AMBAC Financial Group, Inc. (g)	124,778
123,389	American International Group, Inc.	7,193,579
14,286	AON Corporation (g)	681,299
4,614	Assurant, Inc. (g)	308,677
18,671	Chubb Corporation	1,019,063
13,581	Cigna Corporation	729,707
8,076	Cincinnati Financial Corporation	319,325
21,340	Genworth Financial, Inc. Class A	543,103
15,269	Hartford Financial Services Group, Inc.	1,331,304

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Financial—continued
13,098	Lincoln National Corporation	$762,566
21,385	Loews Corporation	1,076,521
25,305	Marsh & McLennan Companies, Inc.	669,823
6,082	MBIA, Inc. (g)	113,308
36,030	MetLife, Inc. (g)	2,220,169
3,959	MGIC Investment Corporation (g)	88,800
12,727	Principal Financial Group, Inc.	876,127
22,087	Prudential Financial, Inc.	2,054,974
4,623	Safeco Corporation	257,409
27,765	The Allstate Corporation	1,450,166
33,962	The Progressive Corporation (g)	650,712
31,377	The Travelers Cos, Inc.	1,688,083
4,485	Torchmark Corporation	271,477
17,524	Unum Group	416,896
8,672	XL Capital, Ltd. (c) (g)	436,288
		27,763,417
Investment Bankers/Brokers (4.6%)
9,327	American Capital Strategies, Ltd. (g)	307,418
242,877	Citigroup, Inc.	7,150,299
20,615	E*Trade Financial Corporation (b) (g)	73,183
7,930	Franklin Resources, Inc.	907,430
19,347	Goldman Sachs Group, Inc.	4,160,573
163,418	JPMorgan Chase & Company	7,133,196
6,544	Legg Mason, Inc.	478,694
25,787	Lehman Brothers Holdings, Inc. (g)	1,687,501
41,646	Merrill Lynch & Company, Inc.	2,235,557
51,629	Morgan Stanley	2,742,016
12,806	T Rowe Price Group, Inc.	779,629
5,673	The Bear Stearns Companies, Inc.	500,642
45,571	The Charles Schwab Corporation	1,164,339
		29,320,477
Real Estate (—)
9,532	CB Richard Ellis Group, Inc. - Class A (b) (g)	205,415

Shares		Market Value(a)
Financial—continued
Real Estate Investment Trust — Apartments (.2%)
4,650	Apartment Investment & Management Company (g)	$161,494
3,897	AvalonBay Communities, Inc.	366,864
13,187	Equity Residential (g)	480,930
		1,009,288
Real Estate Investment Trust — Diversified (.1%)
6,535	Vornado Realty Trust	574,753
Real Estate Investment Trust — Hotels (.1%)
25,379	Host Hotels & Resorts, Inc.	432,458
Real Estate Investment Trust — Office Property (.1%)
5,804	Boston Properties, Inc.	532,865
Real Estate Investment Trust — Regional Mall (.2%)
11,861	General Growth Properties, Inc. (g)	488,436
10,837	Simon Property Group, Inc. (g)	941,302
		1,429,738
Real Estate Investment Trust — Self Storage (.1%)
6,072	Public Storage, Inc. (g)	445,746
Real Estate Investment Trust — Shopping Centers (.1%)
5,977	Developers Diversified Realty Corporation	228,859
12,221	Kimco Realty Corporation	444,845
		673,704
Real Estate Investment Trust — Warehouse/Industrial (.1%)
12,563	ProLogis (g)	796,243
Savings and Loans (.1%)
17,454	Sovereign Bancorp, Inc.	198,976
42,263	Washington Mutual, Inc.	575,199
		774,175

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Financial—continued
Special Services (.2%)
12,940	NYSE Euronext	$1,135,744
U.S. Government Obligations (.5%)
47,553	Fannie Mae	1,901,169
32,184	Freddie Mac (g)	1,096,509
		2,997,678
Health Care (11.3%)
Biotechnology (.8%)
52,914	Amgen, Inc. (b)	2,457,326
14,272	Biogen Idec, Inc. (b)	812,362
18,715	Celgene Corporation (b)	864,820
12,980	Genzyme Corporation (b)	966,231
2,625	Millipore Corporation (b)	192,098
		5,292,837
Drugs (5.7%)
75,178	Abbott Laboratories	4,221,245
14,934	Allergan, Inc.	959,360
8,167	AmerisourceBergen Corporation	366,453
5,229	Barr Pharmaceuticals, Inc. (b)	277,660
96,255	Bristol-Myers Squibb Company	2,552,683
17,590	Cardinal Health, Inc.	1,015,822
48,011	Eli Lilly & Company	2,563,307
12,262	Express Scripts, Inc. (b)	895,126
15,172	Forest Laboratories, Inc. (b)	553,019
45,252	Gilead Sciences, Inc. (b) (g)	2,082,045
7,607	Hospira, Inc. (b)	324,363
11,813	King Pharmaceuticals, Inc. (b) (g)	120,965
13,012	Medco Health Solutions, Inc. (b)	1,319,417
105,891	Merck & Company, Inc.	6,153,326
14,711	Mylan Laboratories, Inc. (g)	206,837
332,272	Pfizer, Inc.	7,552,543
78,799	Schering-Plough Corporation	2,099,205
4,986	Watson Pharmaceuticals, Inc. (b) (g)	135,320
65,149	Wyeth	2,878,934
		36,277,630
Health Care — Diversified (.1%)
5,605	Laboratory Corporation of America Holdings (b) (g)	423,346

Shares		Market Value(a)
Health Care—continued
Hospital Management (—)
22,977	Tenet Healthcare Corporation (b) (g)	$116,723
Managed Care (1.5%)
24,345	Aetna, Inc.	1,405,437
7,533	Coventry Health Care, Inc. (b)	446,330
8,234	Humana, Inc. (b)	620,103
14,079	McKesson Corporation	922,315
62,864	UnitedHealth Group, Inc. (g)	3,658,685
27,796	Wellpoint, Inc. (b)	2,438,543
		9,491,413
Medical Products/Supplies (3.1%)
30,848	Baxter International, Inc.	1,790,726
11,883	Becton Dickinson & Company	993,181
65,274	Boston Scientific Corporation (b)	759,137
24,184	Covidien, Ltd. (c)	1,071,109
4,958	CR Bard, Inc.	470,018
139,225	Johnson & Johnson (g)	9,286,308
55,007	Medtronic, Inc.	2,765,202
6,717	Patterson Companies, Inc. (b) (g)	228,042
16,677	St. Jude Medical, Inc. (b)	677,753
11,590	Stryker Corporation	866,005
6,060	Varian Medical Systems, Inc. (b)	316,090
11,420	Zimmer Holdings, Inc. (b)	755,433
		19,979,004
Special Services (.1%)
7,636	Quest Diagnostics, Inc.	403,944
Technology (15.7%)
Computer Hardware (4.3%)
4,891	Affiliated Computer Services, Inc. (b)	220,584
42,596	Apple Computer, Inc. (b) (f) (g)	8,437,416
109,024	Dell, Inc. (b)	2,672,178
125,423	Hewlett-Packard Company (g)	6,331,353
67,038	International Business Machines Corporation	7,246,808
4,533	Lexmark International, Inc. (b)	158,020
10,551	Pitney Bowes, Inc.	401,360

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Technology—continued
11,024	Sandisk Corporation (b) (g)	$365,666
40,310	Sun Microsystems, Inc. (b)	730,820
8,758	Teradata Corporation (b)	240,057
44,973	Xerox Corporation	728,113
		27,532,375
Computer Networking (2.9%)
8,050	Akamai Technologies, Inc. (b)	278,530
295,159	Cisco Systems, Inc. (b)	7,989,954
11,284	Google, Inc. - Class A (b)	7,802,660
25,376	Juniper Networks, Inc. (b) (g)	842,483
65,018	Yahoo!, Inc. (b) (g)	1,512,319
		18,425,946
Computer Peripherals (.3%)
102,079	EMC Corporation Massachusetts (b)	1,891,524
Computer Services & Software (4.6%)
27,915	Adobe Systems, Inc. (b)	1,192,808
11,228	Autodesk, Inc. (b)	558,705
25,599	Automatic Data Processing, Inc.	1,139,923
9,526	BMC Software, Inc. (b)	339,507
18,985	CA, Inc.	473,676
9,190	Citrix Systems, Inc. (b)	349,312
14,074	Cognizant Technology Solutions Corporation (b)	477,672
8,425	Computer Sciences Corporation (b)	416,785
13,923	Compuware Corporation (b)	123,636
15,324	Electronic Arts, Inc. (b)	895,075
8,299	Fidelity National Information Services, Inc.	345,155
9,419	IMS Health, Inc.	217,014
391,424	Microsoft Corporation	13,934,694
16,744	Network Appliance, Inc. (b)	417,930
16,965	Novell, Inc. (b)	116,550
191,848	Oracle Corporation (b) (g)	4,331,928
42,193	Symantec Corporation (b)	680,995
175,851	Time Warner, Inc.	2,903,300
16,918	Unisys Corporation (b)	80,022
		28,994,687

Shares		Market Value(a)
Technology—continued
Electrical Equipment (.1%)
10,039	Jabil Circuit, Inc.	$153,295
7,260	Rockwell Automation, Inc. (g)	500,650
		653,945
Electrical Instruments (.6%)
18,782	Agilent Technologies, Inc. (b)	690,051
8,182	Applera Corporation Applied Biosystems Group	277,534
2,971	Harman International Industries, Inc.	218,992
5,766	PerkinElmer, Inc.	150,031
20,527	Thermo Fisher Scientific, Inc. (b)	1,183,997
24,184	Tyco Electronics, Ltd (c)	897,952
4,915	Waters Corporation (b)	388,629
		3,807,186
Electronic Components — Semiconductor (2.7%)
29,367	Advanced Micro Devices, Inc. (b) (g)	220,252
16,327	Altera Corporation	315,438
14,758	Analog Devices, Inc.	467,829
67,045	Applied Materials, Inc.	1,190,719
22,815	Broadcom Corporation (b)	596,384
284,458	Intel Corporation	7,583,650
8,899	KLA-Tencor Corporation (g)	428,576
10,837	Linear Technology Corporation	344,942
34,343	LSI Corporation (b)	182,361
11,147	MEMC Electronic Materials, Inc. (b)	986,398
10,422	Microchip Technology, Inc.	327,459
36,960	Micron Technology, Inc. (b) (g)	267,960
11,431	National Semiconductor Corporation	258,798
5,580	Novellus Systems, Inc. (b) (g)	153,841
27,028	NVIDIA Corporation (b)	919,493
6,637	QLogic Corporation (b)	94,245
8,447	Teradyne, Inc. (b)	87,342
68,023	Texas Instruments, Inc.	2,271,968
14,302	Xilinx, Inc.	312,785
		17,010,440

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Technology—continued
Service — Data Processing (.2%)
24,833	Electronic Data Systems Corporation	$514,788
8,010	Fiserv, Inc. (b) (g)	444,475
16,186	Intuit, Inc. (b)	511,639
		1,470,902
Transportation (1.7%)
Air Freight (.8%)
8,258	CH Robinson Worldwide, Inc.	446,923
15,082	FedEx Corporation	1,344,862
51,124	United Parcel Service, Inc.	3,615,489
		5,407,274
Airlines (.1%)
35,711	Southwest Airlines Company	435,674
Railroads (.7%)
14,500	Burlington Northern Santa Fe Corporation	1,206,835
20,454	CSX Corporation	899,567
18,839	Norfolk Southern Corporation	950,239
12,777	Union Pacific Corporation	1,605,047
		4,661,688
Transport Services (.1%)
10,400	Expeditors International Washington, Inc.	464,672
Trucking (—)
2,822	Ryder System, Inc. (g)	132,662
Utilities (3.5%)
Electric Companies (3.3%)
8,071	Allegheny Energy, Inc.	513,396
10,088	Ameren Corporation	546,871
19,439	American Electric Power Company, Inc. (g)	905,080

Shares		Market Value(a)
Utilities—continued
15,618	Centerpoint Energy, Inc. (g)	$267,536
10,910	CMS Energy Corporation	189,616
13,155	Consolidated Edison, Inc.	642,622
8,853	Constellation Energy Group, Inc. (g)	907,698
28,434	Dominion Resources, Inc.	1,349,193
7,965	DTE Energy Company	350,141
61,349	Duke Energy Corporation	1,237,409
15,864	Edison International	846,662
9,457	Entergy Corporation	1,130,301
32,108	Exelon Corporation	2,621,297
14,830	FirstEnergy Corporation	1,072,802
19,805	FPL Group, Inc.	1,340,204
3,706	Integrys Energy Group, Inc.	191,563
13,328	NiSource, Inc.	251,766
9,743	Pepco Holdings, Inc.	285,762
17,223	PG&E Corporation	742,139
4,853	Pinnacle West Capital Corporation	205,816
18,107	PPL Corporation	943,194
12,647	Progress Energy, Inc.	612,494
12,373	Public Service Enterprise Group, Inc.	1,215,524
10,237	TECO Energy, Inc. (g)	176,179
32,510	The AES Corporation (b) (g)	695,389
36,951	The Southern Company	1,431,851
20,410	Xcel Energy, Inc.	460,654
		21,133,159
Natural Gas (.2%)
2,143	Nicor, Inc.	90,756
12,718	Sempra Energy	786,990
		877,746
Total common stocks (cost: $282,308,897)		625,920,372

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Principal		Rate	Maturity	Market Value(a)
Short-Term Securities (14.0%)
Securities Lending Collateral (12.3%)
Commercial Paper (2.3%)
$2,126,315	Barton Capital Corporation (d)	5.124%	01/02/08	$2,126,315
1,063,157	Chariot Funding, LLC (d)	5.819%	01/08/08	1,062,286
2,126,315	Galleon Cap, LLC (d)	4.601%	01/02/08	2,126,315
2,126,315	GOVCO, LLC (d)	5.311%	01/03/08	2,126,060
2,126,315	Grampian Funding, Ltd., LLC (d)	5.110%	01/03/08	2,126,060
855,310	Old Line Funding, LLC (d)	5.518%	01/10/08	854,420
1,940,262	Sheffield Receivables (d)	5.864%	01/04/08	1,939,738
2,338,946	Versailles Companies, LLC (d)	6.162%	01/04/08	2,338,315
				14,699,509
Corporate Notes (4.7%)
3,455,262	Cheyne Finance, LLC - 144A Issue (h) (i)	4.611%	02/25/08	3,109,735
2,657,894	Dorada Finance, Inc. - 144A Issue (e)	4.571%	08/26/08	2,629,268
4,784,208	Genworth Financial Company	5.108%	06/16/08	4,784,208
3,455,262	Kestrel Funding U.S., LLC	4.836%	02/25/08	3,454,674
531,579	Liquid Funding, Ltd.	5.112%	06/11/08	532,004
2,657,893	Metropolitan Life Global Funding I - 144A Issue (e)	5.282%	03/06/12	2,656,485
2,657,893	Morgan Stanley	5.153%	10/15/08	2,657,894
3,189,472	Shiprock Finance - 144A Issue (e)	5.097%	04/11/08	3,189,472
2,126,315	SLM Corporation - 144A Issue (e)	5.232%	05/12/08	2,113,749
2,126,315	Stanfield Victoria Funding, LLC - 144A Issue (h) (i)	5.229%	04/03/08	1,732,947
3,721,051	Victoria Finance, LLC - 144A Issue (h) (i)	4.570%	07/28/08	3,032,656
				29,893,092
Repurchase Agreement (5.1%)

32,513,633	JPMorgan, Chase, and Wells Fargo Repurchase Agreement Account: dated 12/31/07, rate 4.650%, due 01/02/08; proceeds $32,522,032 (Collateralized by Corporate Obligations due 01/02/08 – 05/23/08)	32,513,633
Guarantee Agreement from Securian Financial Group (note 5)		1,426,817
	Total securities lending collateral (cost: $78,554,274)	78,533,051
Shares
Investment Companies (1.7%)
6,335,045	Wells Fargo & Company, current rate 3.511%	6,335,045
4,500,000	SEI Daily Income Trust Treasury Fund, current rate 3.600%	4,500,000
	Total investment companies (cost: $10,835,045)	10,835,045
	Total short-term securities (cost: $89,389,319)	89,368,096
	Total investments in securities (cost: $371,698,216) (j)	$715,288,468
	Payable upon return of securities loaned (-12.3%)	(78,554,275)
	Cash and other assets in excess of liabilities (0.1%)	460,278
	Total net assets (100%)	$637,194,471

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued by procedures described in note 2 of the Notes to Financial Statements.

(b)  Non-income producing.

(c)  The Portfolio held 1.6% of net assets in foreign securities at December 31, 2007.

(d)  Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 2.3% of the Portfolio's net assets at December 31, 2007.

(e)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

(f)  Partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2007, securities with an aggregate market value of $1,477,070 have been segregated to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Depreciation
S&P 500® EMINI	March 2008	140	Long	$147,546

(g)  Securities (or a portion of securities) on loan as of December 31, 2007.

(h)  Securities sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities are part of the guarantee discussed in footnote 5 in the Notes to Financial Statements.

(i)  Represents ownership in an illiquid security. (See note 6 of the Notes to Financial Statements.) Information concerning the illiquid securities held at December 31, 2007, which includes cost and acquisition date, is as follows:

Security:	Acquisition Date	Acquisition Cost
Cheyne Finance, LLC — 144A Issue*	Various	$3,454,422
Stanfield Victoria Funding, LLC — 144A Issue*	Various	2,126,683
Victoria Finance, LLC — 144A Issue*	Various	3,721,051
		$9,302,156

*  144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

(j)  At December 31, 2007 the cost of securities for federal income tax purposes was $375,453,567. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$360,756,521
Gross unrealized depreciation	(20,921,620)
Net unrealized appreciation	$339,834,901

See accompanying notes to financial statements.

International Bond Portfolio

Investments in Securities

December 31, 2007

(Percentages of each investment category relate to total net assets.)

Principal(b)		Coupon	Maturity	Market Value(a)
Long-Term Debt Securities (94.6%)
Austria (4.4%)
Government (4.4%)
1,900,000	Republic of Austria (EUR)	3.500%	07/15/15	$2,633,362
700,000	Republic of Austria (EUR)	4.000%	07/15/09	1,022,790
				3,656,152
Finland (4.4%)
Government (4.4%)
2,550,000	Finnish Government Bond (EUR)	4.250%	07/04/15	3,713,576
France (19.1%)
Banks (7.2%)
400,000,000	Compagnie de Financement Foncier (JPY)	0.600%	03/23/10	3,560,270
270,000,000	Dexia Municipal Agency (JPY)	1.800%	05/09/17	2,434,708
Government (11.9%)
2,600,000	France Government Bond (EUR)	4.250%	10/25/17	3,740,608
524,000	France Government Bond (EUR)	4.250%	04/25/19	752,575
820,000	France Government Bond (EUR)	4.750%	04/25/35	1,213,236
1,830,000	French Treasury Note BTAN (EUR)	3.000%	01/12/10	2,620,933
1,100,000	French Treasury Note BTAN (EUR)	3.500%	09/12/08	1,601,290
				15,923,620
Germany (3.9%)
Bank (3.9%)
1,660,000	Kreditanstalt Fuer Wiederaufbau (GBP)	4.375%	03/07/11	3,252,296
Greece (4.0%)
Electric Company (.1%)
80,000	Public Power Corporation, SA (EUR)	4.500%	03/12/09	116,816
Government (3.9%)
2,350,000	Hellenic Republic Government Bond (EUR)	3.600%	07/20/16	3,208,271
				3,325,087
Ireland (3.7%)
Government (3.7%)
2,130,000	Ireland Government Bond (EUR)	3.250%	04/18/09	3,079,622
Italy (3.8%)
Government (3.8%)
350,000,000	Italy Government International Bond (JPY)	1.800%	02/23/10	3,195,018
Japan (20.9%)
Government (20.9%)
240,000,000	Japan Government Bond (JPY)	0.800%	01/15/09	2,153,537
451,000,000	Japan Government Bond (JPY)	0.800%	12/20/10	4,042,008
254,000,000	Japan Government Bond (JPY)	1.000%	09/20/10	2,283,036
170,000,000	Japan Government Bond (JPY)	1.200%	09/20/11	1,538,739
250,000,000	Japan Government Bond (JPY)	1.700%	09/20/17	2,282,799
47,000,000	Japan Government Bond (JPY)	2.100%	10/20/26	422,411
391,000,000	Japan Government Bond (JPY)	2.400%	03/20/37	3,541,824
130,000,000	Japan Government Bond (JPY)	2.500%	06/20/36	1,200,388
				17,464,742

See accompanying notes to financial statements.

International Bond Portfolio

Investments in Securities – continued

Principal(b)		Coupon	Maturity	Market Value(a)
Netherlands (3.1%)
Government (3.1%)
1,948,000	Netherlands Government Bond (EUR)	4.000%	01/15/37	$2,552,119
Norway (4.4%)
Finance — Diversified (4.4%)
400,000,000	Eksportfinans AS (JPY)	1.800%	06/21/10	3,658,632
Poland (2.8%)
Government (2.8%)
4,000,000	Poland Government Bond (PLN)	4.750%	04/25/12	1,544,008
1,870,000	Poland Government Bond (PLN)	5.750%	03/24/10	752,476
				2,296,484
Portugal (4.0%)
Government (4.0%)
2,300,000	Portugal Obrigacoes do Tesouro OT (EUR)	3.250%	07/15/08	3,346,070
Spain (3.3%)
Government (3.3%)
2,050,000	Spain Government Bond (EUR)	4.200%	01/31/37	2,748,795
Supranational (1.8%)
Supra National Bank (1.8%)
1,130,000	European Investment Bank (EUR)	3.125%	10/15/15	1,511,629
Sweden (4.2%)
Bank (2.9%)
15,000,000	Stadshypotek AB (SEK)	6.000%	09/15/10	2,393,502
Government (1.3%)
770,000	Kingdom of Sweden (EUR)	5.000%	01/28/09	1,133,124
				3,526,626
United Kingdom (6.8%)
Government (6.8%)
809,000	United Kingdom Gilt (GBP)	4.250%	03/07/11	1,602,730
454,000	United Kingdom Gilt (GBP)	4.750%	03/07/20	923,371
1,140,000	United Kingdom Gilt (GBP)	4.750%	12/07/38	2,440,842
352,000	United Kingdom Gilt (GBP)	5.000%	09/07/14	720,073
				5,687,016

Total long-term debt securities (cost: $74,607,119)	78,937,484
Total investments in securities (cost: $74,607,119) (c)	$78,937,484
Cash and other assets in excess of liabilities (5.4%)	4,469,364
Total net assets (100%)	$83,406,848

See accompanying notes to financial statements.

International Bond Portfolio

Investments in Securities – continued

Forward Foreign Currency Contracts

On December 31, 2007, International Bond Portfolio had entered into forward foreign currency contracts that obligate the portfolio to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation	Unrealized Depreciation
12/06/07	2,750,000	EUR	–	–	$–	$3,437
02/07/08	2,795,058	EUR	22,420,000	NOK	6,807	–
02/07/08	1,249,906	EUR	10,020,000	NOK	1,973	–
02/07/08	62,937	EUR	90,348	USD	–	1,546
02/07/08	11,210,000	NOK	1,385,199	EUR	–	21,407
02/07/08	21,230,000	NOK	2,722,702	EUR	104,520	–
02/19/08	1,860,000	AUD	174,142,061	JPY	–	53,652
02/19/08	1,860,000	AUD	175,481,700	JPY	–	41,569
02/19/08	1,860,000	AUD	174,066,240	JPY	–	54,336
02/19/08	1,860,000	AUD	177,454,937	JPY	–	23,769
02/19/08	176,454,480	JPY	1,860,000	AUD	32,794	–
02/19/08	368,581,320	JPY	3,720,000	AUD	–	75,782
02/19/08	179,497,440	JPY	1,860,000	AUD	5,345	–
02/19/08	208,062	USD	23,388,302	JPY	2,907	–
02/20/08	58,300,000	JPY	326,177	EUR	–	4,549
02/20/08	12,027	USD	8,369	EUR	194	–
02/25/08	1,820,000	CAD	1,228,390	EUR	–	39,594
02/25/08	1,224,909	EUR	1,820,000	CAD	44,678	–
02/25/08	3,481	EUR	4,998	USD	–	86
					$199,218	$319,727

Currency Legend

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
PLN	Polish Zloty
USD	United States Dollar
GBP	British Sterling Pound
SEK	Swedish Krona

Investments in Securities Legend

(a)  Securities are valued by procedures described in note 2 of the Notes to Financial Statements.

(b)  Principal amounts for foreign debt securities are denominated in the currencies indicated. United States debt securities are denominated in U.S. Dollars.

(c)  At December 31, 2007 the cost of securities for federal income tax purposes was $74,629,808. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$4,492,657
Gross unrealized depreciation	(184,981)
Net unrealized appreciation	$4,307,676

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities

December 31, 2007

(Percentages of each investment category relate to total net assets.)

Shares		Market Value(a)
Common Stocks (96.5%)
Basic Materials (7.3%)
Chemicals (3.7%)
11,779	Airgas, Inc.	$613,804
11,390	Albemarle Corporation	469,837
9,255	Cabot Corporation	308,562
6,880	CF Industries Holdings, Inc.	757,213
34,545	Chemtura Corporation	269,453
6,024	Cytec Industries, Inc.	370,958
6,231	Ferro Corporation	129,169
10,828	FMC Corporation	590,667
9,822	Lubrizol Corporation	531,959
2,757	Minerals Technologies, Inc.	184,581
10,625	Olin Corporation	205,381
17,385	RPM International, Inc.	352,915
6,731	Sensient Technologies Corporation	190,353
13,296	Terra Industries, Inc. (b) (g)	635,017
6,347	The Scotts Miracle-Gro Company	237,505
14,400	Valspar Corporation	324,576
		6,171,950
Construction (.5%)
5,994	Martin Marietta Materials, Inc. (g)	794,804
Iron and Steel (1.1%)
6,962	Carpenter Technology (g)	523,334
5,990	Cleveland-Cliffs, Inc.	603,792
13,825	Steel Dynamics, Inc.	823,555
		1,950,681
Manufacturing (.1%)
4,185	Mine Safety Appliances Company	217,076
Metal Fabrication (.6%)
16,986	Commercial Metals Company	498,539
9,323	Reliance Steel & Aluminum	505,307
		1,003,846
Paper and Forest (1.3%)
14,816	Louisiana-Pacific Corporation	202,683
13,309	Packaging Corporation of America	375,314

Shares		Market Value(a)
Basic Materials—continued
5,612	Potlatch Corporation	$249,397
11,176	Rayonier, Inc. (g)	527,954
14,238	Sonoco Products Company	465,298
15,235	Temple-Inland, Inc.	317,650
		2,138,296
Capital Goods (10.6%)
Aerospace/Defense (.6%)
13,258	BE Aerospace, Inc. (b)	701,348
5,901	DRS Technologies, Inc.	320,247
		1,021,595
Electrical Equipment (.8%)
8,217	Energizer Holdings, Inc. (b)	921,372
8,300	Hubbell, Inc.	428,280
		1,349,652
Engineering/Construction (1.6%)
5,867	Dycom Industries, Inc. (b)	156,355
5,042	Granite Construction, Inc.	182,420
15,473	Joy Global, Inc. (g)	1,018,433
24,477	Quanta Services, Inc. (b) (g)	642,276
11,436	URS Corporation (b)	621,318
		2,620,802
Hardware and Tools (.1%)
11,165	Kennametal, Inc.	422,707
Machinery (2.1%)
13,115	AGCO Corporation (b)	891,558
8,182	Flowserve Corporation	787,108
8,987	Graco, Inc.	334,856
11,670	IDEX Corporation	421,637
6,175	Lincoln Electric Holdings, Inc.	439,536
6,982	Wabtec Corporation	240,460
9,740	Zebra Technologies Corporation (b)	337,978
		3,453,133
Manufacturing (3.8%)
15,284	Ametek, Inc.	715,903
8,880	Carlisle Companies, Inc.	328,826
7,317	Crane Company	313,899
10,207	Donaldson Company, Inc.	473,401
6,862	Federal Signal Corporation	76,992

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Capital Goods—continued
12,060	Harsco Corporation	$772,684
2,988	Lancaster Colony Corporation	118,624
4,441	Matthews International Corporation - Class A	208,150
4,834	Nordson Corporation	280,179
14,245	Pentair, Inc.	495,868
12,642	Roper Industries, Inc.	790,631
7,447	SPX Corporation	765,924
5,656	Teleflex, Inc.	356,384
6,944	The Brink's Company	414,834
11,670	Trinity Industries, Inc.	323,959
		6,436,258
Metal Fabrication (.4%)
13,717	Timken Company (g)	450,603
9,328	Worthington Industries, Inc. (g)	166,785
		617,388
Trucks and Parts (.3%)
10,628	Oshkosh Truck Corporation	502,279
Waste Management (.9%)
23,014	Republic Services, Inc.	721,489
12,445	Stericycle, Inc. (b)	739,233
		1,460,722
Communication Services (2.7%)
Advertising (.3%)
11,366	Lamar Advertising Company - Class A	546,364
Communications Equipment (.2%)
11,013	Neustar Inc - Class A (b)	315,853
Telecommunication (1.5%)
16,827	ADC Telecommunications, Inc. (b)	261,660
8,332	Adtran, Inc.	178,138
9,540	CommScope, Inc. (b) (g)	469,469
19,627	Harris Corporation	1,230,220
6,959	Plantronics, Inc.	180,934
41,515	RF Micro Devices, Inc. (b) (g)	237,051
		2,557,472
Telephone (.7%)
35,532	Cincinnati Bell, Inc. (b) (g)	168,777
15,218	Telephone & Data Systems, Inc.	952,647
		1,121,424

Shares		Market Value(a)
Consumer Cyclical (11.3%)
Auto (.9%)
10,393	ArvinMeritor, Inc.	$121,910
16,607	BorgWarner, Inc.	803,945
11,040	Lear Corporation (b)	305,366
4,642	Modine Manufacturing Company	76,639
4,960	Thor Industries, Inc. (g)	188,530
		1,496,390
Distribution Durables (.8%)
18,046	Fastenal Company (g)	729,419
6,810	MSC Industrial Direct Company (g)	275,601
7,942	Tech Data Corporation (b)	299,572
		1,304,592
Entertainment (.3%)
4,429	International Speedway Corporation	182,386
7,503	Macrovision Corporation (b) (g)	137,530
6,876	NetFlix.com, Inc. (b) (g)	183,039
		502,955
Food & Health (.1%)
8,038	NBTY, Inc. (b)	220,241
Home Builders (.7%)
5,255	Hovnanian Enterprises, Inc. (b) (g)	37,678
4,988	MDC Holdings, Inc.	185,205
704	NVR, Inc. (b) (g)	368,896
6,026	Ryland Group, Inc.	166,016
18,182	Toll Brothers, Inc. (b)	364,731
		1,122,526
Houseware (.1%)
6,945	Furniture Brands International, Inc. (g)	69,867
Leisure (.1%)
9,492	Callaway Golf Company	165,446
Lodging — Hotel (.1%)
8,042	Boyd Gaming Corporation	273,991
Office Furnishings (.3%)
8,731	Herman Miller, Inc.	282,797
6,552	HNI Corporation (g)	229,713
		512,510

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Consumer Cyclical—continued
Publishing (.5%)
12,591	Belo Corporation	$219,587
6,443	John Wiley & Sons, Inc. Class A	275,954
5,688	Lee Enterprises, Inc.	83,329
3,237	Media General, Inc.	68,786
3,742	Scholastic Corporation (b)	130,559
		778,215
Retail (5.0%)
6,722	99 Cents Only Stores (b) (g)	53,507
14,342	Advance Auto Parts, Inc.	544,853
9,585	Aeropostale, Inc. (b)	254,002
30,641	American Eagle Outfitters, Inc.	636,414
7,948	American Greetings Corporation	161,344
8,786	AnnTaylor Stores Corporation (b)	224,570
6,870	Barnes & Noble, Inc.	236,672
9,177	BJ's Wholesale Club, Inc. (b)	310,458
8,413	Borders Group, Inc.	89,598
31,211	CarMax, Inc. (b) (g)	616,417
16,654	Charming Shoppes, Inc. (b) (g)	90,098
25,226	Chico's FAS, Inc. (b)	227,791
8,574	Coldwater Creek, Inc. (b) (g)	57,360
9,381	Collective Brands, Inc. (b)	163,136
10,075	Copart, Inc. (b)	428,691
11,922	Dick's Sporting Goods, Inc. (b) (g)	330,955
13,167	Dollar Tree Stores, Inc. (b)	341,289
22,122	Foot Locker, Inc.	302,186
7,830	Guess?, Inc.	296,679
16,478	O'Reilly Automotive, Inc. (b) (g)	534,382
10,128	Pacific Sunwear of California, Inc. (b) (g)	142,906
18,397	PetSmart, Inc.	432,881
6,312	Regis Corporation	176,484
19,401	Ross Stores, Inc.	496,084
20,298	Saks, Inc. (b) (g)	421,386
7,104	Timberland Company (b)	128,440
16,167	Urban Outfitters, Inc. (b)	440,712
12,608	Williams-Sonoma, Inc. (g)	326,547
		8,465,842

Shares		Market Value(a)
Consumer Cyclical—continued
Service (1.0%)
14,869	Avis Budget Group, Inc. (b)	$193,297
6,822	Getty Images, Inc. (b)	197,838
6,765	Harte-Hanks, Inc.	117,035
6,086	Rollins, Inc.	116,851
9,309	Scientific Games Corporation (b) (g)	309,524
9,530	Sotheby's	363,093
14,058	ValueClick, Inc. (b)	307,870
		1,605,508
Special Services (.5%)
5,078	Corporate Executive Board Company	305,188
41,259	Service Corporation International	579,689
		884,877
Textiles (.9%)
13,634	Hanesbrands, Inc. (b)	370,436
7,927	Mohawk Industries, Inc. (b) (g)	589,769
8,086	Phillips-Van Heusen	298,050
6,526	The Warnaco Group, Inc. (b)	227,104
		1,485,359
Consumer Staples (5.2%)
Beverage (.4%)
8,588	Hansen Natural Corporation (b) (g)	380,363
8,575	PepsiAmericas, Inc.	285,719
		666,082
Broadcasting (.1%)
3,772	Entercom Communications Corporation	51,639
Food (1.1%)
10,717	Corn Products International, Inc.	393,850
10,362	Hormel Foods Corporation	419,454
16,732	Smithfield Foods, Inc. (b) (g)	483,889
8,239	The JM Smucker Company	423,814
3,855	Tootsie Roll Industries, Inc. (g)	105,704
		1,826,711

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Consumer Staples—continued
Household Products (.5%)
3,408	Blyth, Inc.	$74,772
9,447	Church & Dwight Company, Inc.	510,799
8,821	Tupperware Brands Corporation	291,358
		876,929
Personal Care (.2%)
11,997	Alberto-Culver Company	294,406
Restaurants (.9%)
4,680	Bob Evans Farms, Inc.	126,032
15,075	Brinker International, Inc.	294,867
3,368	CBRL Group, Inc. (g)	109,090
4,712	Chipotle Mexican Grill - Class A (b) (g)	692,994
7,403	Ruby Tuesday, Inc.	72,179
10,211	The Cheesecake Factory (b) (g)	242,103
		1,537,265
Retail (.1%)
5,330	Ruddick Corporation	184,791
Service (1.8%)
13,042	Career Education Corporation (b)	327,876
12,146	Corinthian Colleges, Inc. (b)	187,048
8,578	DeVry, Inc.	445,713
4,212	ITT Educational Services, Inc. (b)	359,157
3,213	Kelly Services, Inc.	59,955
6,612	Korn/Ferry International (b) (g)	124,438
11,571	Manpower, Inc.	658,390
14,415	MPS Group, Inc. (b) (g)	157,700
9,578	Rent-A-Center, Inc. (b) (g)	139,073
2,009	Strayer Education, Inc.	342,695
10,811	United Rentals, Inc. (b)	198,490
6,864	Valassis Communications, Inc. (b) (g)	80,240
		3,080,775
Tobacco (.1%)
3,917	Universal Corporation	200,629
Energy (10.8%)
Mining (.5%)
20,491	Arch Coal, Inc.	920,661

Shares		Market Value(a)
Energy—continued
Oil & Gas (5.7%)
4,827	Bill Barrett Corporation (b) (g)	$202,106
11,813	Cimarex Energy Company	502,407
34,981	Denbury Resources, Inc. (b) (g)	1,040,685
7,767	Encore Acquisition Company (b)	259,185
12,466	Forest Oil Corporation (b)	633,771
15,098	Frontier Oil Corporation	612,677
14,822	Helmerich & Payne, Inc.	593,918
18,746	Newfield Exploration Company (b) (f)	987,914
22,189	Patterson-UTI Energy, Inc.	433,129
17,111	Pioneer Natural Resources Company	835,701
16,154	Plains Exploration & Production Company (b)	872,316
23,903	Pride International, Inc. (b)	810,312
7,358	Quicksilver Resources, Inc. (b) (g)	438,463
24,407	Southwestern Energy Company (b)	1,359,958
		9,582,542
Oil & Gas Services (3.1%)
31,322	Cameron International Corporation (b) (f)	1,507,528
9,412	Exterran Holdings, Inc. (b)	769,901
18,629	FMC Technologies, Inc. (b) (g)	1,056,264
18,190	Grant Prideco, Inc. (b)	1,009,727
11,528	Superior Energy Services (b)	396,794
7,857	Tidewater, Inc.	431,035
		5,171,249
Pipelines (.9%)
17,423	Equitable Resources, Inc.	928,297
11,954	National Fuel Gas Company	558,013
		1,486,310
Service (.6%)
24,262	KBR, Inc. (b)	941,366
Financial (14.3%)
Auto Finance (.1%)
16,349	AmeriCredit Corporation (b) (g)	209,104

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Financial—continued
Banks (2.7%)
18,197	Associated Banc-Corp	$492,957
7,017	Bank of Hawaii Corporation	358,849
7,134	Cathay General Bancorp	188,980
5,788	City National Corporation	344,675
8,374	Cullen/Frost Bankers, Inc.	424,227
3,520	First Community Bancorp	145,165
11,524	FirstMerit Corporation	230,595
11,526	IndyMac Bancorp, Inc. (g)	68,580
4,710	SVB Financial Group (b) (g)	237,384
47,030	Synovus Financial Corporation - W/I	479,236
15,602	TCF Financial Corporation	279,744
22,537	The Colonial BancGroup, Inc.	305,151
12,521	Washington Federal, Inc.	264,318
7,660	Webster Financial Corporation	244,890
4,202	Westamerica Bancorporation (g)	187,199
9,841	Wilmington Trust Corporation	346,403
		4,598,353
Commercial Services (.2%)
7,465	Deluxe Corporation	245,524
Finance — Diversified (.5%)
17,699	Eaton Vance Corporation	803,712
6,544	Navigant Consulting, Inc. (b) (g)	89,456
		893,168
Insurance (4.1%)
10,413	American Financial Group, Inc. (g)	300,727
13,447	Arthur J Gallagher & Company	325,283
16,322	Brown & Brown, Inc.	383,567
6,112	Commerce Group, Inc.	219,910
9,047	Everest Re Group, Ltd. (c)	908,319
30,888	Fidelity National Title - Class A	451,274
13,091	First American Corporation	446,665

Shares		Market Value(a)
Financial—continued
7,435	Hanover Insurance Group, Inc.	$340,523
16,454	HCC Insurance Holdings, Inc.	471,901
6,207	Horace Mann Educators Corporation	117,560
5,093	Mercury General Corporation	253,682
32,995	Old Republic International Corporation	508,453
10,045	Protective Life Corporation	412,046
11,513	Radian Group, Inc. (g)	134,472
7,091	Stancorp Financial Group, Inc.	357,244
11,617	The PMI Group, Inc.	154,274
7,419	Unitrin, Inc.	356,038
23,074	WR Berkley Corporation	687,836
		6,829,774
Investment Bankers/Brokers (.8%)
16,004	Jefferies Group, Inc.	368,892
13,581	Raymond James Financial, Inc.	443,556
11,949	Waddell & Reed Financial, Inc.	431,239
		1,243,687
Real Estate Investment Management(.2%)
5,303	Jones Lang Lasalle, Inc.	377,362
Real Estate Investment Trust — Apartments (.6%)
7,272	BRE Properties, Inc.	294,734
7,954	Camden Property Trust	382,985
19,214	UDR, Inc. (g)	381,398
		1,059,117
Real Estate Investment Trust — Diversified (.6%)
5,347	Cousins Properties, Inc. (g)	118,169
20,851	Duke Realty Corporation	543,794
13,108	Liberty Property Trust	377,641
		1,039,604

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Financial—continued
Real Estate Investment Trust — Health Care (.6%)
12,156	Health Care REIT, Inc. (g)	$543,252
13,309	Nationwide Health Properties, Inc.	417,902
		961,154
Real Estate Investment Trust — Hotels (.3%)
13,445	Hospitality Properties Trust	433,198
Real Estate Investment Trust — Office Property (.6%)
4,565	Alexandria Real Estate Equities, Inc.	464,124
8,185	Highwoods Properties, Inc.	240,475
9,725	Mack-Cali Realty Corporation	330,650
		1,035,249
Real Estate Investment Trust — Regional Mall (.4%)
10,385	The Macerich Company (g)	737,958
Real Estate Investment Trust — Shopping Centers (1.3%)
5,290	Equity One, Inc. (g)	121,829
8,109	Federal Realty Investment Trust	666,154
14,474	Realty Income Corporation	391,088
9,969	Regency Centers Corporation (g)	642,901
10,844	Weingarten Realty Investors (g)	340,935
		2,162,907
Real Estate Investment Trust — Warehouse/Industrial (.5%)
14,182	AMB Property Corporation	816,316
Savings and Loans (.8%)
11,690	Astoria Financial Corporation	272,026
15,103	First Niagara Financial Group, Inc.	181,840
46,342	New York Community Bancorp, Inc. (g)	814,693
		1,268,559

Shares		Market Value(a)
Health Care (12.0%)
Biotechnology (1.7%)
9,886	Affymetrix, Inc. (b) (g)	$228,762
9,727	Charles River Laboratories International, Inc. (b)	640,037
6,668	Invitrogen Corporation (b)	622,858
46,237	Millennium Pharmaceuticals, Inc. (b)	692,630
16,770	PDL BioPharma, Inc. (b)	293,810
18,946	Vertex Pharmaceuticals, Inc. (b) (g)	440,116
		2,918,213
Drugs (1.9%)
9,602	Cephalon, Inc. (b) (g)	689,040
19,206	Endo Pharmaceuticals Holdings, Inc. (b)	512,224
8,057	Medicis Pharmaceutical	209,240
4,749	Par Pharmaceutical Companies, Inc. (b)	113,976
11,110	Perrigo Company	388,961
14,984	Pharmaceutical Product Development, Inc.	604,904
15,996	Sepracor, Inc. (b) (g)	419,895
13,030	Valeant Pharmaceuticals International (b) (g)	155,969
		3,094,209
Hospital Management (1.0%)
13,690	Community Health Systems, Inc. (b) (g)	504,613
34,752	Health Management Associates, Inc. (g)	207,817
4,277	Kindred Healthcare, Inc. (b)	106,840
8,320	LifePoint Hospitals, Inc.(b)	247,437
7,870	Psychiatric Solutions, Inc. (b) (g)	255,775
7,712	Universal Health Services, Inc.	394,854
		1,717,336
Managed Care (.6%)
15,783	Health Net, Inc. (b)	762,319
5,972	Wellcare Health Plans, Inc. (b) (g)	253,272
		1,015,591

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Health Care—continued
Medical Products/Supplies (5.7%)
8,666	Advanced Medical Optics, Inc. (b) (g)	$212,577
8,983	Beckman Coulter, Inc.	653,962
21,689	Dentsply International, Inc.	976,439
8,120	Edwards Lifesciences Corporation (b) (g)	373,439
7,704	Gen-Probe, Inc. (b)	484,813
12,822	Henry Schein, Inc. (b)	787,271
8,877	Hillenbrand Industries, Inc.	494,715
17,950	Hologic, Inc. (b) (g)	1,232,088
5,472	Intuitive Surgical, Inc.(b)	1,775,664
7,738	Kinetic Concepts, Inc. (b)	414,447
11,070	ResMed, Inc. (b) (g)	581,507
9,081	STERIS Corporation	261,896
5,658	Techne Corporation (b)	373,711
12,065	VCA Antech, Inc. (b) (g)	533,635
4,269	Ventana Medical Systems (b)	372,385
		9,528,549
Personal Care (.1%)
4,815	Life Time Fitness, Inc.(b) (g)	239,209
Special Services (1.0%)
6,261	Apria Healthcare Group, Inc. (b)	135,050
9,142	Covance, Inc. (b)	791,880
11,481	Lincare Holdings, Inc. (b)	403,672
17,405	Omnicare, Inc.	397,008
		1,727,610
Technology (14.1%)
Computer Hardware (.6%)
4,573	Imation Corporation	96,033
31,520	Western Digital Corporation (b)	952,219
		1,048,252
Computer Networking (.9%)
56,796	3COM Corporation (b)	256,718
11,276	Alliance Data Systems Corporation (b) (g)	845,587
12,999	Polycom, Inc. (b)	361,112
		1,463,417
Computer Peripherals (.1%)
7,157	Avocent Corporation (b) (g)	166,830

Shares		Market Value(a)
Technology—continued
Computer Services & Software (5.8%)
5,121	ACI Worldwide, Inc. (b) (g)	$97,504
41,718	Activision, Inc. (b)	1,239,024
10,199	Acxiom Corporation	119,634
2,562	Advent Software, Inc. (b) (g)	138,604
38,496	Cadence Design Systems, Inc. (b)	654,817
9,503	Cerner Corporation (b) (g)	535,969
10,174	ChoicePoint, Inc. (b)	370,537
5,085	CSG Systems International (b)	74,851
21,100	Foundry Networks, Inc. (b)	369,672
5,787	Digital River, Inc. (b)	191,376
8,301	Dun & Bradstreet Corporation	735,718
12,158	F5 Networks, Inc. (b)	346,746
9,862	Gartner, Inc. (b) (g)	173,177
11,300	Global Payments, Inc.	525,676
21,002	Ingram Micro, Inc. - ClassA (b)	378,876
22,806	McAfee, Inc. (b)	855,225
12,851	Mentor Graphics Corporation (b) (g)	138,534
12,274	Metavante Technologies (b)	286,230
11,835	MoneyGram International, Inc. (g)	181,904
8,208	National Instruments Corporation	273,573
15,014	Palm, Inc. (g)	95,189
16,602	Parametric Technology Corporation (b)	296,346
18,090	SEI Investments Company	581,955
6,100	SRA International, Inc. Class A (b)	179,645
12,841	Sybase, Inc. (b) (g)	335,022
20,754	Synopsys, Inc. (b)	538,151
11,000	Wind River Systems, Inc. (b) (g)	98,230
		9,812,185
Computer Systems (.7%)
9,422	Diebold, Inc.	273,050
11,281	Jack Henry & Associates, Inc.	274,579
25,920	NCR Corporation (b)	650,592
		1,198,221

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Technology—continued
Electrical Defense (.3%)
4,593	Alliant Techsystems, Inc. (b)	$522,500
Electrical Equipment (.5%)
20,694	Gentex Corporation	367,732
12,025	Kemet Corporation (b)	79,726
26,478	Vishay Intertechnology, Inc. (b)	302,114
		749,572
Electrical Instruments (1.1%)
25,529	Amphenol Corporation	1,183,780
7,302	Thomas & Betts Corporation (b)	358,090
4,359	Varian, Inc. (b)	284,642
		1,826,512
Electronic Components — Semiconductor (2.5%)
64,316	Atmel Corporation (b)	277,845
12,212	Cree, Inc. (b) (g)	335,464
22,797	Cypress Semiconductor Corporation (b) (g)	821,376
17,818	Fairchild Semiconductor International, Inc. (b)	257,114
27,228	Integrated Device Technology, Inc. (b)	307,949
10,384	International Rectifier Corporation (b)	352,744
18,749	Intersil Corporation	458,976
19,343	Lam Research Corporation (b) (g)	836,198
9,197	Semtech Corporation (b) (g)	142,737
7,894	Silicon Laboratories, Inc. (b)	295,472
20,251	Triquint Semiconductor, Inc. (b)	134,264
		4,220,139
Electronics — Computer Distribution (.8%)
17,577	Arrow Electronics,Inc. (b)	690,425
21,487	Avnet, Inc. (b)	751,400
		1,441,825
Service — Data Processing (.8%)
19,966	Broadridge Financial Solutions, Inc. - W/I	447,837
7,334	DST Systems, Inc. (b) (g)	605,422
7,203	Fair Isaac Corporation (g)	231,577
		1,284,836

Shares		Market Value(a)
Transportation (1.5%)
Airlines (.2%)
13,132	Airtran Holdings, Inc. (b) (g)	$94,025
5,773	Alaska Air Group, Inc. (b) (g)	144,383
25,815	JetBlue Airways Corporation (b) (g)	152,308
		390,716
Railroads (.2%)
11,010	Kansas City Southern (b)	377,973
Shipping (.4%)
6,128	Alexander & Baldwin, Inc.	316,572
4,139	Overseas Shipholding Group	308,066
		624,638
Transport Services (.1%)
8,110	YRC Worldwide, Inc. (b)	138,600
Trucking (.6%)
6,465	Con-way, Inc.	268,556
6,862	GATX Corporation	251,698
12,537	JB Hunt Transport Services, Inc.	345,394
6,460	Werner Enterprises, Inc.	110,014
		975,662
Utilities (6.7%)
Electric Companies (5.1%)
15,798	Alliant Energy Corporation	642,821
53,834	Aquila, Inc. (b) (g)	200,801
5,407	Black Hills Corporation (g)	238,449
16,261	DPL, Inc.	482,139
22,666	Energy East Corporation	616,742
12,340	Great Plains Energy, Inc.	361,809
11,892	Hawaiian Electric Industries, Inc.	270,781
6,443	Idacorp, Inc.	226,922
26,119	MDU Resources Group, Inc.	721,145
22,197	Northeast Utilities	694,988
15,295	NSTAR	553,985
13,145	OGE Energy Corporation	477,032
10,995	PNM Resources, Inc.	235,843
16,780	Puget Energy, Inc.	460,275
16,707	SCANA Corporation	704,200
33,468	Sierra Pacific Resources	568,287

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Utilities—continued
13,225	Westar Energy, Inc.	$343,056
16,747	Wisconsin Energy Corporation	815,746
		8,615,021
Natural Gas (1.4%)
10,966	AGL Resources, Inc.	412,760
10,280	Energen Corporation (g)	660,284
14,856	Oneok, Inc.	665,103
10,957	Vectren Corporation	317,863
7,081	WGL Holdings, Inc.	231,974
		2,287,984
Water Utilities (.2%)
19,082	Aqua America, Inc. (g)	404,538
Total common stocks (cost: $137,467,883)		162,113,148

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Principal		Rate	Maturity	Market Value(a)
Short-Term Securities (19.8%)
Securities Lending Collateral (16.3%)
Commercial Paper (3.1%)
$739,861	Barton Capital Corporation (d)	5.124%	01/02/08	$739,861
369,930	Chariot Funding, LLC (d)	5.819%	01/08/08	369,627
739,861	Galleon Cap, LLC (d)	4.601%	01/02/08	739,861
739,861	GOVCO, LLC (d)	5.311%	01/03/08	739,772
739,861	Grampian Funding, Ltd., LLC (d)	5.110%	01/03/08	739,772
297,609	Old Line Funding, LLC (d)	5.518%	01/10/08	297,299
675,123	Sheffield Receivables (d)	5.864%	01/04/08	674,941
813,847	Versailles Companies, LLC (d)	6.162%	01/04/08	813,627
				5,114,760
Corporate Notes (6.2%)
1,202,274	Cheyne Finance, LLC - 144A Issue (h) (i)	4.611%	02/25/08	1,082,046
924,826	Dorada Finance, Inc. - 144A Issue (e)	4.571%	08/26/08	914,866
1,664,687	Genworth Financial Company	5.108%	06/16/08	1,664,687
1,202,274	Kestrel Funding U.S., LLC	4.836%	02/25/08	1,202,070
184,965	Liquid Funding, Ltd.	5.112%	06/11/08	185,113
924,826	Metropolitan Life Global Funding I - 144A Issue (e)	5.282%	03/06/12	924,336
924,826	Morgan Stanley	5.153%	10/15/08	924,826
1,109,791	Shiprock Finance - 144A Issue (e)	5.097%	04/11/08	1,109,791
739,861	SLM Corporation - 144A Issue (e)	5.232%	05/12/08	735,488
739,861	Stanfield Victoria Funding, LLC - 144A Issue (h) (i)	5.229%	04/03/08	602,987
1,294,757	Victoria Finance, LLC - 144A Issue (h) (i)	4.570%	07/28/08	1,055,227
				10,401,437
Repurchase Agreement (6.7%)
11,313,266	JPMorgan, Chase, and Wells Fargo Repurchase Agreement account; dated 12/31/07, rate 4.650%, due 01/02/08; proceeds $11,316,189 (Collateralized by Corporate Obligations due 01/02/08 – 05/23/08)			11,313,266
Guarantee Agreement from Securian Financial Group (note 5)				496,467
	Total securities lending collateral (cost: $27,333,315)			27,325,930

Shares
Investment Companies (3.5%)
5,000,000	SEI Daily Income Trust Treasury Fund, current rate 3.600%	5,000,000
913,340	Wells Fargo & Company, current rate 3.511%	913,340
	Total investment companies (cost: $5,913,340)	5,913,340
	Total short-term securities (cost: $33,246,655)	33,239,270
	Total investments in securities (cost: $170,714,538) (j)	$195,352,418
	Payable upon return of securities loaned (-16.3%)	(27,333,315)
	Liabilities in excess of cash and other assets (—)	(26,460)
	Total net assets (100%)	$167,992,643

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued by procedures described in note 2 of the Notes to Investments in Securities.

(b)  Non-income producing.

(c)  The Portfolio held .5% of net assets in foreign securities at December 31, 2007.

(d)  Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 3.0% of the Portfolio's net assets at December 31, 2007.

(e)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

(f)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2007, securities with an aggregate market value of $1,070,140 were segregated to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized (Depreciation)
S&P Mid-Cap 400® EMINI	March 2008	63	Long	$(49,483)

(g)  Securities (or a portion of securities) on loan as of December 31, 2007.

(h)  Securities sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities are part of the guarantee discussed in footnote 5 in the Notes to Financial Statements.

(i)  Represents ownership in an illiquid security. (See note 6 of the Notes to Financial Statements.) Information concerning the illiquid securities held at December 31, 2007, which includes cost and acquisition date, is as follows:

Security:	Acquisition Date	Acquisition Cost
Cheyne Finance, LLC — 144A Issue*	Various	$1,201,982
Stanfield Victoria Funding, LLC — 144A Issue*	Various	739,989
Victoria Finance, LLC — 144A Issue*	Various	1,294,757
		$3,236,728

*  144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

(j)  At December 31, 2007 the cost of securities for federal income tax purposes was $171,148,563. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$37,856,519
Gross unrealized depreciation	(13,652,664)
Net unrealized appreciation	$24,203,855

See accompanying notes to financial statements.

Real Estate Securities Portfolio
Investments in Securities

December 31, 2007

(Percentages of each investment category relate to total net assets.)

Shares		Market Value(a)
Common Stocks (95.6%)
Consumer Cyclical (1.1%)
Lodging — Hotel (1.1%)
15,900	Marriott International, Inc.	$543,462
17,600	Starwood Hotels & Resorts Worldwide, Inc.	774,928
		1,318,390
Financial (94.1%)
Real Estate (6.2%)
166,750	Brookfield Properties Company (b) (e)	3,209,937
56,900	Digital Realty Trust, Inc.	2,183,253
29,368	Forest City Enterprises, Inc.	1,305,114
12,000	Macquarie Infrastructure Company, LLC	486,360
		7,184,664
Real Estate Investment Trust — Apartments (13.4%)
46,000	American Campus Communities, Inc.	1,235,100
7,700	Apartment Investment & Management Company	267,421
38,200	AvalonBay Communities, Inc.	3,596,148
23,300	BRE Properties, Inc.	944,349
31,000	Camden Property Trust	1,492,650
90,700	Equity Residential	3,307,829
28,700	Essex Property Trust, Inc.	2,797,963
20,100	Home Properties, Inc. (e)	901,485
19,300	Mid-America Apartment Communities, Inc.	825,075
		15,368,020
Real Estate Investment Trust — Diversified (9.4%)
28,400	Dupont Fabros Technology	556,640
21,000	iStar Financial, Inc. (e)	547,050
40,200	Liberty Property Trust	1,158,162
28,000	National Retail Properties, Inc. (e)	654,640
21,900	PS Business Parks, Inc.	1,150,845
71,200	Vornado Realty Trust	6,262,040
16,300	Washington Real Estate Investment Trust (e)	511,983
		10,841,360

Shares		Market Value(a)
Financial—continued
Real Estate Investment Trust — Health Care (7.0%)
81,900	HCP, Inc.	$2,848,482
26,600	Health Care REIT, Inc. (e)	1,188,754
26,800	Healthcare Realty Trust, Inc.	680,452
34,900	Nationwide Health Properties, Inc. (e)	1,095,860
49,500	Ventas, Inc.	2,239,875
		8,053,423
Real Estate Investment Trust — Hotels (5.3%)
66,000	Hersha Hospitality Trust	627,000
13,400	Hospitality Properties Trust	431,748
190,640	Host Hotels & Resorts, Inc.	3,248,506
26,400	LaSalle Hotel Properties	842,160
29,700	Strategic Hotels & Resorts, Inc.	496,881
26,200	Sunstone Hotel Investors, Inc.	479,198
		6,125,493
Real Estate Investment Trust — Mortgage (.4%)
20,800	Gramercy Capital Corporation (e)	505,648
Real Estate Investment Trust — Office Property (14.5%)
16,600	Alexandria Real Estate Equities, Inc.	1,687,722
38,502	BioMed Realty Trust, Inc.	892,091
53,521	Boston Properties, Inc.	4,913,763
37,600	Brandywine Realty Trust	674,168
56,300	Corporate Office Properties Trust	1,773,450
42,400	Douglas Emmett, Inc.	958,664
31,300	Kilroy Realty Corporation	1,720,248
35,200	Maguire Properties, Inc. (e)	1,037,344
32,000	SL Green Realty Corporation	2,990,720
		16,648,170

See accompanying notes to financial statements.

Real Estate Securities Portfolio
Investments in Securities – continued

Shares		Market Value(a)
Financial—continued
Real Estate Investment Trust — Regional Mall (12.8%)
47,320	General Growth Properties, Inc.	$1,948,638
93,500	Simon Property Group, Inc. (e)	8,121,410
34,600	Taubman Centers, Inc.	1,701,974
41,000	The Macerich Company (e)	2,913,460
		14,685,482
Real Estate Investment Trust — Self Storage (4.5%)
34,000	Extra Space Storage, Inc.	485,860
64,000	Public Storage, Inc. (e)	4,698,240
		5,184,100
Real Estate Investment Trust — Shopping Centers (9.5%)
29,600	Acadia Realty Trust	758,056
59,200	Developers Diversified Realty Corporation	2,266,768
25,900	Federal Realty Investment Trust	2,127,685

Shares		Market Value(a)
Financial—continued
90,200	Kimco Realty Corporation	$3,283,280
28,000	Regency Centers Corporation (e)	1,805,720
16,500	Tanger Factory Outlet Centers, Inc. (e)	622,215
		10,863,724
Real Estate Investment Trust — Warehouse/Industrial (11.1%)
49,700	AMB Property Corporation	2,860,732
93,200	DCT Industrial Trust, Inc.	867,692
19,100	EastGroup Properties, Inc.	799,335
130,676	ProLogis (e)	8,282,245
		12,810,004
Health Care (.4%)
Health Care — Diversified (.4%)
15,100	Brookdale Senior Living, Inc.	428,991
Total common stocks (cost: $93,404,802)		110,017,469

See accompanying notes to financial statements.

Real Estate Securities Portfolio
Investments in Securities – continued

Principal		Rate	Maturity	Market Value(a)
Short-Term Securities (24.0%)
Securities Lending Collateral (20.0%)
Commercial Paper (3.7%)
$623,224	Barton Capital Corporation (c)	5.124%	01/02/08	$623,224
311,612	Chariot Funding, LLC (c)	5.819%	01/08/08	311,357
623,225	Galleon Cap, LLC (c)	4.601%	01/02/08	623,225
623,225	GOVCO, LLC (c)	5.311%	01/03/08	623,150
623,225	Grampian Funding, Ltd., LLC (c)	5.110%	01/03/08	623,150
250,692	Old Line Funding, LLC (c)	5.518%	01/10/08	250,431
568,692	Sheffield Receivables (c)	5.864%	01/04/08	568,539
685,547	Versailles Companies, LLC (c)	6.162%	01/04/08	685,362
				4,308,438
Corporate Notes (7.6%)
1,012,740	Cheyne Finance, LLC - 144A Issue (f) (g)	4.611%	02/25/08	911,466
779,031	Dorada Finance, Inc. - 144A Issue (d)	4.571%	08/26/08	770,640
1,402,255	Genworth Financial Company	5.108%	06/16/08	1,402,256
1,012,740	Kestrel Funding U.S., LLC	4.836%	02/25/08	1,012,568
155,806	Liquid Funding, Ltd.	5.112%	06/11/08	155,931
779,031	Metropolitan Life Global Funding I-144A Issue (d)	5.282%	03/06/12	778,618
779,031	Morgan Stanley	5.153%	10/15/08	779,031
934,837	Shiprock Finance - 144A Issue (d)	5.097%	04/11/08	934,837
623,225	SLM Corporation - 144A Issue (d)	5.232%	05/12/08	619,541
623,225	Stanfield Victoria Funding, LLC - 144A Issue (f) (g)	5.229%	04/03/08	507,928
1,090,643	Victoria Finance, LLC - 144A Issue (f) (g)	4.570%	07/28/08	888,874
				8,761,690
Repurchase Agreement (8.3%)
9,529,773	JPMorgan, Chase, and Wells Fargo Repurchase Agreement account; dated 12/31/07 rate 4.650%, due 01/02/08; proceeds $9,532,235 (Collateralized by Corporate Obligations due 01/02/08 – 05/23/08)			9,529,773
Guarantee Agreement from Securian Financial Group (note 5)				418,201
	Total securities lending collateral (cost: $23,024,323)			23,018,102

Shares
Investment Companies (4.0%)
112,191	Wells Fargo & Company, current rate 3.511%	112,191
4,500,000	SEI Daily Income Trust Treasury Fund, current rate 3.600%	4,500,000
	Total investment companies (cost: $4,612,191)	4,612,191
	Total short-term securities (cost: $27,636,514)	27,630,293
	Total investments in securities (cost: $121,041,316) (h)	$137,647,762
	Payable upon return of securities loaned (-20.0%)	(23,024,323)
	Cash and other assets in excess of liabilities (.4%)	456,288
	Total net assets (100%)	$115,079,727

See accompanying notes to financial statements.

Real Estate Securities Portfolio
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued by procedures described in note 2 of the Notes to Financial Statements.

(b)  The Portfolio held 2.8% of net assets in foreign securities at December 31, 2007.

(c)  Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 3.7% of the Portfolio's net assets at December 31, 2007.

(d)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

(e)  Securities (or a portion of securities) on loan as of December 31, 2007.

(f)  Securities sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities are part of the guarantee discussed in footnote 5 in the Notes to Financial Statements.

(g)  Represents ownership in an illiquid security. (See note 6 of the Notes to Financial Statements.) Information concerning the illiquid securities held at December 31, 2007, which includes cost and acquisition date, is as follows:

Security:	Acquisition Date	Acquisition Cost
Cheyne Finance, LLC — 144A Issue*	Various	$1,012,494
Stanfield Victoria Funding, LLC — 144A Issue*	Various	623,332
Victoria Finance, LLC — 144A Issue*	Various	1,090,643
		$2,726,469

*  144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

(h)  At December 31, 2007 the cost of securities for federal income tax purposes was $121,262,155. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$21,945,171
Gross unrealized depreciation	(5,559,564)
Net unrealized appreciation	$16,385,607

See accompanying notes to financial statements.

Advantus Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2007

	Bond Portfolio	Money Market Portfolio	Mortgage Securities Portfolio	Index 500 Portfolio
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*†	$429,397,084	$133,012,829	$192,613,833	$715,288,468
Cash in bank on demand deposit	155,038	12,415	51,870	22,852
Foreign currency in bank on deposit (identified cost: $3,992,661)	–	–	–	–
Receivable for Fund shares sold	729,010	228,442	–	–
Receivable for investment securities sold (including paydowns)	–	–	500,686	535,797
Dividends and accrued interest receivable	2,795,892	46,725	871,917	925,491
Receivable for refundable foreign income taxes withheld	–	–	–	–
Unrealized appreciation on forward foreign currency contracts held, at value	–	–	–	–
Variation margin receivable	38,016	–	3,275	–
Prepaid expenses	14,106	4,303	7,158	24,703
Total assets	433,129,146	133,304,714	194,048,739	716,797,311
Liabilities
Bank overdraft	–	–	–	–
Payable for Fund shares repurchased	–	–	88,823	89,747
Payable for investment securities purchased	–	–	–	603,449
Payable for investment securities purchased on a forward – commitment basis (note 2)	7,885,663	–	6,639,307	–
Payable to Advisor	224,358	64,055	105,861	221,572
Accrued expenses	49,681	23,556	34,413	75,844
Unrealized depreciation on forward foreign currency contracts held, at value	–	–	–	–
Variation margin payable	–	–	–	57,953
Payable upon return of securities loaned (note 5)	18,863,521	–	–	78,554,275
Total liabilities	27,023,223	87,611	6,868,404	79,602,840
Net assets applicable to outstanding capital stock	$406,105,923	$133,217,103	$187,180,335	$637,194,471
Represented by:
Capital stock – authorized 10 trillion shares of $.01 par value**	$2,570,696	$1,332,196	$1,190,400	$1,322,334
Additional paid-in capital	419,690,984	131,886,938	195,851,347	296,037,234
Undistributed (distributions in excess of) net investment income	–	–	–	–
Accumulated net realized gains (losses) from investments and foreign currency transactions (note 2)	(3,558,842)	(2,031)	(170,941)	(3,607,803)
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(12,596,915)	–	(9,690,471)	343,442,706
Total – representing net assets applicable to outstanding capital stock – Class 2	$406,105,923	$133,217,103	$187,180,335	$637,194,471
Net asset value per share of outstanding capital stock – Class 2	$1.58	$1.00	$1.57	$4.82
* Identified cost	$442,503,279	$133,012,829	$202,320,048	$371,698,216
** Shares outstanding – Class 2	257,069,573	133,219,600	119,040,009	132,233,447
† Including securities on loan of	$18,571,823	$–	$–	$75,800,063

See accompanying notes to financial statements.

	Maturing Government Bond 2010 Portfolio	International Bond Portfolio	Index 400 Mid-Cap Portfolio	Real Estate Securities Portfolio
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*†	$–	$78,937,484	$195,352,418	$137,647,762
Cash in bank on demand deposit	23,906	–	31,191	35,754
Foreign currency in bank on deposit (identified cost: $3,992,661)	–	4,020,664	–	–
Receivable for Fund shares sold	–	160,403	280,797	42,449
Receivable for investment securities sold (including paydowns)	–	–	794,352	363,321
Dividends and accrued interest receivable	–	1,187,976	107,620	985,640
Receivable for refundable foreign income taxes withheld	–	60,165	–	–
Unrealized appreciation on forward foreign currency contracts held, at value	–	199,218	–	–
Variation margin receivable	–	–	–	–
Prepaid expenses	–	2,561	14,318	5,251
Total assets	23,906	84,568,471	196,580,696	139,080,177
Liabilities
Bank overdraft	–	742,723	–	–
Payable for Fund shares repurchased	–	–	–	–
Payable for investment securities purchased	–	–	1,138,108	850,150
Payable for investment securities purchased on a forward – commitment basis (note 2)	–	–	–	–
Payable to Advisor	–	61,784	59,833	97,180
Accrued expenses	23,906	37,390	31,545	28,797
Unrealized depreciation on forward foreign currency contracts held, at value	–	319,726	–	–
Variation margin payable	–	–	25,252	–
Payable upon return of securities loaned (note 5)	–	–	27,333,315	23,024,323
Total liabilities	23,906	1,161,623	28,588,053	24,000,450
Net assets applicable to outstanding capital stock	$–	$83,406,848	$167,992,643	$115,079,727
Represented by:
Capital stock – authorized 10 trillion shares of $.01 par value**	$–	$552,655	$849,006	$477,062
Additional paid-in capital	–	79,033,571	142,939,782	98,217,056
Undistributed (distributions in excess of) net investment income	–	120,508	–	–
Accumulated net realized gains (losses) from investments and foreign currency transactions (note 2)	–	(578,740)	(384,542)	(220,838)
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	–	4,278,854	24,588,397	16,606,447
Total – representing net assets applicable to outstanding capital stock – Class 2	$–	$83,406,848	$167,992,643	$115,079,727
Net asset value per share of outstanding capital stock – Class 2	$–	$1.51	$1.98	$2.41
* Identified cost	$–	$74,607,119	$170,714,538	$121,041,316
** Shares outstanding – Class 2	–	55,265,496	84,900,628	47,706,236
† Including securities on loan of	$–	$–	$26,235,491	$22,549,935

Advantus Series Funds, Inc.

Statements of Operations

Period from January 1, 2007 to December 31, 2007

	Bond Portfolio	Money Market Portfolio	Mortgage Securities Portfolio	Index 500 Portfolio
Investment Income
Interest (net of foreign withholding taxes of $45,910 for International Bond Portfolio)	$22,498,147	$6,287,004	$11,815,911	$363,043
Dividends (net of foreign withholding taxes of $15,703 for Real Estate Securities Portfolio	219,942	–	–	12,595,633
Income from securities lending activities	89,984	–	30,654	117,324
Total investment income	22,808,073	6,287,004	11,846,565	13,076,000
Expenses – Class 2 (note 4):
Investment advisory fee	1,543,370	362,977	764,673	992,264
Rule 12b-1 fees	964,606	302,480	477,920	1,653,773
Administrative services fee	31,200	31,200	31,200	31,200
Custodian fees	8,002	6,784	5,770	24,943
Audit and accounting services	131,844	83,838	98,453	189,957
Legal fees	48,638	12,162	24,576	81,129
Printing and shareholder reports	45,409	13,919	20,577	73,754
Director's fees	14,081	4,366	6,827	23,623
Insurance	6,633	1,970	3,480	12,026
S&P licensing fee	–	–	–	51,878
Other	23,345	8,524	12,896	40,769
Total expenses	2,817,128	828,220	1,446,372	3,175,316
Investment income – net	19,990,945	5,458,784	10,400,193	9,900,684
Realized and Unrealized gains (losses) on investments and foreign currencies:
Net realized gains (losses) from:
Investments (note 3)	(938,026)	(236)	(227,129)	24,440,733
Foreign currency transactions	–	–	–	–
Net increase from litigation payments	99,899	–	–	13,748
Futures transactions	(368,469)	–	223,029	14,444
Net change in unrealized appreciation or depreciation on: Guarantee Agreement (note 5)	342,627	–	–	1,426,817
Investments	(10,873,685)	–	(4,372,963)	(2,787,383)
Translation of assets and liabilities in foreign currency	–	–	–	–
Futures transactions	361,372	–	(37,605)	(138,937)
Net gains (losses) on investments	(11,376,282)	(236)	(4,414,668)	22,969,422
Net increase (decrease) in net assets resulting from operations	$8,614,663	$5,458,548	$5,985,525	$32,870,106

See accompanying notes to financial statements.

	Maturing Government Bond 2010 Portfolio	International Bond Portfolio	Index 400 Mid-Cap Portfolio	Real Estate Securities Portfolio
Investment Income
Interest (net of foreign withholding taxes of $45,910 for International Bond Portfolio)	$202,026	$2,363,446	$395,340	$130,196
Dividends (net of foreign withholding taxes of $15,703 for Real Estate Securities Portfolio	–	–	2,171,184	2,935,351
Income from securities lending activities	–	–	88,547	56,285
Total investment income	202,026	2,363,446	2,655,071	3,121,832
Expenses – Class 2 (note 4):
Investment advisory fee	9,246	422,616	242,740	977,845
Rule 12b-1 fees	–	176,090	404,567	349,230
Administrative services fee	29,063	31,200	31,200	31,200
Custodian fees	1,695	36,785	6,878	12,811
Audit and accounting services	77,094	106,597	93,858	90,791
Legal fees	1,257	40,941	21,017	18,040
Printing and shareholder reports	364	9,029	19,385	15,983
Director's fees	134	2,567	5,898	5,015
Insurance	71	1,206	2,642	2,598
S&P licensing fee	–	–	17,176	–
Other	2,904	5,382	10,332	10,215
Total expenses	121,828	832,413	855,693	1,513,728
Investment income – net	80,198	1,531,033	1,799,378	1,608,104
Realized and Unrealized gains (losses) on investments and foreign currencies:
Net realized gains (losses) from:
Investments (note 3)	208,450	(274,468)	11,656,233	10,832,473
Foreign currency transactions	–	2,263,419	–	–
Net increase from litigation payments	–	5,660	6,699	–
Futures transactions	–	–	(28,087)	–
Net change in unrealized appreciation or depreciation on: Guarantee Agreement (note 5)	–	–	496,467	418,201
Investments	(133,223)	2,305,622	(3,346,806)	(35,269,614)
Translation of assets and liabilities in foreign currency	–	880,929	–	–
Futures transactions	–	–	77,388	–
Net gains (losses) on investments	75,227	5,181,162	8,861,894	(24,018,940)
Net increase (decrease) in net assets resulting from operations	$155,425	$6,712,195	$10,661,272	$(22,410,836)

Advantus Series Funds, Inc.

Statements of Changes in Net Assets

Year ended December 31, 2007 and December 31, 2006

	Bond Portfolio		Money Market Portfolio
	2007	2006	2007	2006
Operations:
Investment income – net	$19,990,945	$17,138,709	$5,458,784	$4,464,807
Net realized gains (losses) on investments	(1,206,596)	(2,070,043)	(236)	239
Net change in unrealized appreciation or depreciation of investments	(10,169,686)	1,104,134	–	–
Net increase in net assets resulting from operations	8,614,663	16,172,800	5,458,548	4,465,046
Distributions to shareholders from:
Investment income – net	–	–	(5,458,980)	(4,465,078)
Total distributions	–	–	(5,458,980)	(4,465,078)
Capital share transactions (note 7):
Proceeds from sales	41,586,286	24,133,555	58,424,432	53,636,979
Shares issued as a result of reinvested distributions	–	–	5,912,782	4,297,191
Payments for redemption of shares	(10,171,738)	(10,322,530)	(44,607,071)	(41,463,238)
Increase (decrease) in net assets from capital share transactions	31,414,548	13,811,025	19,730,143	16,470,932
Total increase (decrease) in net assets	40,029,211	29,983,825	19,729,711	16,470,900
Net assets at beginning of year	366,076,712	336,092,887	113,487,392	97,016,492
Net assets at end of year*	$406,105,923	$366,076,712	$133,217,103	$113,487,392
* including (distributions in excess of) undistributed net investment income of	$–	$–	$–	$(271)

See accompanying notes to financial statements.

	Mortgage Securities Portfolio		Index 500 Portfolio
	2007	2006	2007	2006
Operations:
Investment income – net	$10,400,193	$10,531,487	$9,900,684	$11,790,625
Net realized gains (losses) on investments	(4,100)	(126,695)	24,468,925	5,243,126
Net change in unrealized appreciation or depreciation of investments	(4,410,568)	(431,341)	(1,499,503)	75,530,238
Net increase in net assets resulting from operations	5,985,525	9,973,451	32,870,106	92,563,989
Distributions to shareholders from:
Investment income – net	–	–	–	–
Total distributions	–	–	–	–
Capital share transactions (note 7):
Proceeds from sales	7,191,100	4,471,425	8,086,369	11,610,614
Shares issued as a result of reinvested distributions	–	–	–	–
Payments for redemption of shares	(17,989,698)	(17,745,960)	(73,737,946)	(96,072,984)
Increase (decrease) in net assets from capital share transactions	(10,798,598)	(13,274,535)	(65,651,577)	(84,462,370)
Total increase (decrease) in net assets	(4,813,073)	(3,301,084)	(32,781,471)	8,101,619
Net assets at beginning of year	191,993,408	195,294,492	669,975,942	661,874,323
Net assets at end of year*	$187,180,335	$191,993,408	$637,194,471	$669,975,942
* including (distributions in excess of) undistributed net investment income of	$–	$–	$–	$–

Advantus Series Funds, Inc.

Statements of Changes in Net Assets – continued

Year ended December 31, 2007 and December 31, 2006

	Maturing Government Bond 2010 Portfolio		International Bond Portfolio
	2007**	2006	2007	2006
Operations:
Investment income – net	$80,198	$111,709	$1,531,033	$1,774,270
Net realized gains (losses) on investments and foreign currencies	208,450	(2,924)	1,994,611	(2,509,519)
Net change in unrealized appreciation or depreciation of investments	(133,223)	(102,027)	3,186,551	3,213,362
Net increase (decrease) in net assets resulting from operations	155,425	6,758	6,712,195	2,478,113
Capital share transactions (note 7):
Proceeds from sales	557,985	926,178	15,332,701	9,792,415
Payments for redemption of shares	(4,826,238)	(1,822,830)	(1,321,336)	(12,514,130)
Increase (decrease) in net assets from capital share transactions	(4,268,253)	(896,652)	14,011,365	(2,721,715)
Total increase (decrease) in net assets	(4,112,828)	(889,894)	20,723,560	(243,602)
Net assets at beginning of year	4,112,828	5,002,722	62,683,288	62,926,890
Net assets at end of year*	$–	$4,112,828	$83,406,848	$62,683,288
* including (distributions in excess of) undistributed net investment income of	$–	$–	$120,508	$960,868

**  For the period January 1, 2007 to December 7, 2007. Pursuant to shareholder approval, the Maturing Government
Bond 2010 Portfolio made a liquidating distribution and ceased operations on December 7, 2007. Payments for redemptions of shares includes the liquidating distribution of $3,979,976.

See accompanying notes to financial statements.

	Index 400 Mid-Cap Portfolio		Real Estate Securities Portfolio
	2007	2006	2007	2006
Operations:
Investment income – net	$1,799,378	$1,379,233	$1,608,104	$1,671,709
Net realized gains (losses) on investments and foreign currencies	11,634,845	6,484,123	10,832,473	10,307,466
Net change in unrealized appreciation or depreciation of investments	(2,772,951)	4,628,883	(34,851,413)	22,091,901
Net increase (decrease) in net assets resulting from operations	10,661,272	12,492,239	(22,410,836)	34,071,076
Capital share transactions (note 7):
Proceeds from sales	16,786,157	16,143,916	11,258,640	10,874,500
Payments for redemption of shares	(4,475,491)	(7,264,531)	(20,788,886)	(8,361,431)
Increase (decrease) in net assets from capital share transactions	12,310,666	8,879,385	(9,530,246)	2,513,069
Total increase (decrease) in net assets	22,971,938	21,371,624	(31,941,082)	36,584,145
Net assets at beginning of year	145,020,705	123,649,081	147,020,809	110,436,664
Net assets at end of year*	$167,992,643	$145,020,705	$115,079,727	$147,020,809
* including (distributions in excess of) undistributed net investment income of	$–	$–	$–	$–

Advantus Series Fund, Inc.
Notes to Financial Statements

December 31, 2007

(1)  Organization

Advantus Series Fund, Inc. (the Fund) is a Minnesota corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with a series of seven portfolios (each a Portfolio and collectively the Fund: Bond, Money Market, Mortgage Securities, Index 500, International Bond, Index 400 Mid-Cap and Real Estate Securities). Each Portfolio is diversified except for the International Bond Portfolio. The Fund's prospectus provides a detailed description of each Portfolio's investment objective, policies and strategies. Effective November 6, 2007, the Portfolios issue two classes of shares: Class 1 and Class 2, except for the Money Market Portfolio which only issues one class of shares. Class 2 shares and shares of the Money Market Portfolio are subject to a Rule 12b-1 fee that Class 1 shares are not. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class 1 and Class 2 shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. As of December 31, 2007 there were no Class 1 shares outstanding.

The Maturing Government Bond 2010 Portfolio made a liquidating distribution and ceased operations on December 7, 2007.

Effective January 11, 2007, key management figures of Julius Baer Investments Limited (JBIL) entered into an agreement with Julius Baer Holding Limited to conduct a buyout transaction of JBIL, under the new name of Augustus Asset Managers Limited (Augustus). Augustus, led by the current management of JBIL, continued in the role as sub-adviser for the International Bond Portfolio through December 31, 2007. Effective January 1, 2008, Franklin Advisers, Inc. serves as the International Bond Portfolio's investment sub-adviser.

The Fund accounts for the assets, liabilities and operations of each Portfolio separately. Shares of the Fund will not be offered directly to the public, but sold only to Minnesota Life Insurance Company's ("Minnesota Life") separate accounts in connection with Minnesota Life variable contracts and policies, and to certain other separate accounts of life insurance affiliates of Minnesota Life, and may also be offered to certain qualified plans.

(2)  Summary of Significant Accounting Policies

The significant accounting policies followed consistently by the Fund are as follows:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the balance sheet date and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investments in Securities

Each Portfolio's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sale price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Advantus Capital Valuation Committee under the supervision of the Fund's Board of Directors and in accordance with Board-approved

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

valuation policies and procedures. A Portfolio's investments will also be valued at fair value by the Valuation Committee if Advantus Capital determines that an event impacting the value of an investment occurred after the close of the security's primary exchange or market (for example, a foreign exchange or market) and before the time the Portfolio's share is calculated. If a significant event impacting the value of a security or group of securities occurs, the Valuation Committee is immediately notified and the members meet promptly to determine whether fair value pricing is needed in accordance with the Fund's valuation procedures and, if so, to approve the pricing methodology to be used.

Short-term securities, with the exception of those held in the Money Market Portfolio, are valued at market. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the Money Market Portfolio are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1.00 per share. However, there is no assurance the Money Market Portfolio will maintain the $1.00 net asset value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated using the highest-cost basis. Paydowns of securities are recorded as receivables as of the due date, which varies by the issuer. Dividend income is recognized on the ex-dividend date, or upon dividend notification for certain foreign securities, and interest income, including amortization of bond premium and accretion of bond discount computed on an effective yield basis, is accrued daily.

Foreign Currency Translations and Forward Foreign Currency Contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with net realized and unrealized gains or losses from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

The International Bond Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. International Bond may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by International Bond and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. International Bond is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward currency exchange contracts are obtained from an independent pricing source.

Futures Transactions

To gain exposure to or protect itself from market changes, the Fund (excluding the Money Market Portfolio) may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund may also buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. A Portfolio recognizes a realized gain or loss when the contract is closed or expired.

Recent Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Fund does not expect any changes to its fair valuation procedures for net assets and expects the only impact of this pronouncement will be a new disclosure of methods of fair value.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 31, 2006. The adoption of FIN 48 did not have a material impact on the Fund.

Repurchase Agreements

Each Portfolio may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Portfolio acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Portfolio requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities, U.S. Government-sponsored enterprise securities or corporate securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, a Portfolio may incur a loss upon disposition of the securities. Repurchase agreements are carried at fair value obtained from an independent pricing source.

Federal Taxes

Each Portfolio's policy is to comply with the requirements of Sub Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The Fund has recorded in its financial statements the full benefit of its tax positions taken in connection with the RIC qualification and distribution requirements of the RIC. Therefore, no income tax provision is required. Each Portfolio within the Fund is treated as a separate entity for federal income tax purposes. Each Portfolio's policy is to make the required minimum distributions prior to December 31, in order to avoid Federal excise tax. The Fund (excluding the Money Market Portfolio) uses consent dividends in place of regular distributions.

Management has analyzed the Funds' tax positions taken on federal tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for the 2004, 2005 and 2006 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

For federal income tax purposes, the following Portfolios had capital loss carryovers at December 31, 2007 which are available to offset future capital gains, if any. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire:

	Carryover expiring in:
Portfolio	2012	2013	2014	2015
Bond	–	–	(2,028,710)	(965,714)
Money Market	(1,197)	(598)	–	(236)
Mortgage Securities	–	–	–	(41,704)
International Bond	–	–	(556,051)	–

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolios.

On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

	Undistributed Net Investment Income	Accumulated Realized gain (loss)	Additional Paid-in-Capital
Bond	(19,990,945)	–	19,990,945
Money Market	467	–	(467)
Mortgage Securities	(10,400,193)	–	10,400,193
Index 500	(9,900,684)	(4,565,608)	14,466,292
Maturing Government Bond 2010	(80,198)	(205,526)	285,724
International Bond	(2,371,393)	(1,499,022)	3,870,415
Index 400 Mid-Cap	(1,799,378)	(11,654,379)	13,453,757
Real Estate Securities	(1,608,104)	(10,954,747)	12,562,851

Included in the reclassification adjustments above are $19,990,945, $10,400,193, $14,466,292, $285,724, $3,870,415, $13,453,757 and $12,562,851 in consent dividends for Bond, Mortgage Securities, Index 500, Maturing Government Bond 2010, International Bond, Index 400 Mid-Cap and Real Estate Securities Portfolios, respectively. The shareholders of the portfolios consent to treat these amounts as dividend income for tax purposes although they are not paid (either in cash or reinvested distributions) by the Portfolios.

The tax character of distributions paid for the years indicated is as follows:

	Year ended December 31,
	2007	2006
Money Market Distributions paid from:
Ordinary Income	$5,458,980	$4,465,078

The Fund intends to distribute long-term capital gains to shareholders in the form of consent dividends. The following are long-term gains incurred in tax years 2006 and 2007 that have been, or will be, distributed in the following calendar year.

Portfolio	Long-term capital gains incurred in 2006	Long-term capital gains incurred in 2007
Index 500	$–	$4,565,608
Maturing Government Bond 2010	–	176,558
Index 400 Mid-Cap	6,028,476	11,026,274
Real Estate Securities	8,299,022	10,844,792

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

As of December 31, 2007, the components of distributable earnings on a tax basis for each Portfolio are as follows:

	Undistributed Ordinary Income	Accumulated Long-term gain (loss)	Unrealized appreciation (depreciation)
Bond	–	(2,994,424)	(13,161,333)
Money Market	–	(2,031)	–
Mortgage Securities	–	(41,704)	(9,819,708)
Index 500	–	–	339,834,901
Maturing Government Bond 2010	–	–	–
International Bond	120,508	(556,051)	4,256,165
Index 400 Mid-Cap	–	–	24,203,855
Real Estate Securities	–	–	16,385,607

Distributions to Shareholders

Distributions to shareholders from net investment income for the Money Market Portfolio are declared daily and reinvested at month-end in additional shares of capital stock. For Portfolios other than the Money Market Portfolio, distributions from net investment income and realized gains, if any, will generally be declared and reinvested in additional shares on an annual basis. The Fund (excluding the Money Market Portfolio) uses consent dividends in place of regular distributions.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities which have been purchased by a Portfolio on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of December 31, 2007, the Bond and Mortgage Securities Portfolios had entered into outstanding, when-issued or forward commitments at fair value of $7,869,568 and $6,120,862, respectively. The Portfolios have segregated assets to cover such when-issued and forward commitments

(3)  Investment Security Transactions

The cost of purchases and proceeds from sales of investment securities, other than temporary or securities lending collateral investments in short-term securities, for the year ended December 31, 2007 were as follows:

	Non-U.S. Government		U.S. Government*
	Purchases	Sales	Purchases	Sales
Bond	$152,324,854	$102,012,116	$199,311,800	$225,043,433
Mortgage Securities	25,018,654	18,180,544	137,303,840	148,812,737
Index 500	22,498,865	82,416,129	–	–
Maturing Government Bond 2010	–	–	1,436,307	5,853,275
International Bond	103,986,075	87,402,141	3,115,780	6,944,622
Index 400 Mid-Cap	49,916,232	35,149,497	–	–
Real Estate Securities	50,760,133	60,038,895	–	–

*Includes U.S. government-sponsored enterprise securities

(4)  Expenses and Related Party Transactions

The Portfolios have an investment advisory agreement with Advantus Capital Management, Inc. ("Advantus Capital"), a wholly-owned subsidiary of Securian Financial Group (SFG). Under the advisory agreement, Advantus Capital manages the Portfolio's investments and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions – (continued)

Each Portfolio of the Fund pays Advantus Capital an annual fee, based on average daily net assets, in the following amounts:

Annual Fee on Net Assets
Bond	.40% of net assets to $1 billion; and .35% of net assets exceeding $1 billion

Money Market	.30% of net assets to $1 billion; and .25% of net assets exceeding $1 billion

Mortgage Securities	.40% of net assets to $1 billion; and .35% of net assets exceeding $1 billion

Index 500	.15% of net assets to $1 billion; and .10% of net assets exceeding $1 billion

Maturing Government Bond 2010	.25% of net assets

International Bond	.60% of net assets to $1 billion; and .55% of net assets exceeding $1 billion

Index 400 Mid-Cap	.15% of net assets to $1 billion; .10% of net assets exceeding $1 billion

Real Estate Securities	.70% of net assets to $1 billion; and .65% of net assets exceeding $1 billion

Advantus Capital had a sub-advisory agreement with Augustus Asset Managers Limited (formerly Julius Baer Investments Limited) (the "Sub-Adviser"), a registered investment Adviser for the International Bond Portfolio, through December 31, 2007 (See Paragraph 3 of Note 1) under which Advantus Capital paid the Sub-Adviser an annual fee of .30% based on average daily net assets.

Effective January 1, 2008 the current Sub-Adviser for the International Bond Portfolio will be replaced by a new Sub-Adviser, Franklin Advisers, Inc. ("Franklin"). Under the new sub-advisory agreement Advantus Capital will pay the Sub-Adviser an annual fee of .37% based on average daily net assets.

The Fund bears certain other operating expenses including independent directors' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, compensation paid to the Fund's Chief Compliance Officer, and other miscellaneous expenses. Each Portfolio will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific Portfolio will be allocated based upon the proportionate daily net assets of each Portfolio.

Administrative Services Fee

Each Portfolio pays an administrative services fee to Minnesota Life for accounting, legal and other administrative services which Minnesota Life provides. During 2007, the administrative services fee for each Portfolio was $2,600 per month.

Accounting Services

The Fund has an agreement with State Street Bank and Trust Company (State Street) in which State Street provides daily fund accounting and investment administration services. In 2007, these fees ranged from .02% to 1.19% of net assets depending on the size and makeup of the portfolio. The fees are based upon a calculation of a number of factors including base fees, size of assets, out of pocket expenses and certain other fees.

Distribution Fees

The Fund has adopted a Rule 12b-1 Distribution Plan which covers all of its Class 2 shares and its Money Market Portfolio ("Covered Portfolios"). Each Covered Portfolio pays distribution fees at the annual rate of .25% of the

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions – (continued)

average daily net assets of the Covered Portfolio. These fees are paid out of the Covered Portfolio's assets, which reduces a Covered Portfolio's net assets as do other Covered Portfolio expenses. The fees are paid to Securian Financial Services, Inc. (Securian), the Fund's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Covered Portfolio's shares. Securian may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the Distribution Plan.

(5)  Securities Lending and Guarantee Agreement with SFG

To enhance returns, certain Portfolios of the Fund loan securities to brokers in exchange for collateral. The Portfolios receive a fee from the brokers measured as a percent of the loaned securities. Upon initiation of the loan, cash collateral equal to 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned is required. If at any time the collateral falls below 100% of the value of the loaned securities, brokers are required to fund back to 102% for U.S. securities and 105% for foreign securities. The market value of loaned securities is determined at the close of business of the Portfolios and any additional required cash collateral is delivered to the respective Portfolio on the next business day. The Fund's lending agent then invests all cash collateral in securities that meet the Fund's securities lending investment guidelines. These investments are subject to inherent market risks such as interest rate risk, liquidity risk and other risks that are present in the market, and, as such, the value of these investments may not be sufficient, when liquidated, to repay the collateral to the borrower when the loaned security is returned. This could result in losses incurred by the Fund. Additional risks to the portfolios of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. These additional risks are mitigated by indemnification clauses in the securities lending contracts with the lending agent.

As discussed above, the Portfolios are exposed to risk, including credit risk, through participation in the securities lending program with its agent. The Advantus Series Fund determined that certain credit issues of specific securities held as collateral existed at December 31, 2007. As a result, Securian Financial Group (SFG), the parent of Advantus Capital, entered into a guarantee and purchase agreement with the Portfolios to guarantee the payment of principal and interest, effective December 31, 2007, and to purchase the securities on or before February 29, 2008. The intrinsic value of the guarantee is reflected in the schedules of investments of the affected Portfolios and a guarantee agreement was recorded in the Portfolios' statement of operations as an unrealized gain. The unrealized gain on the guarantee offsets the unrealized loss on the securities held as collateral at December 31, 2007, resulting in no impact to the net assets of the Portfolios or its' shareholders.

The value of securities on loan at December 31, 2007 is as follows:

Market Value of Securities on Loan at December 31, 2007
Bond	$18,571,823
Index 500	75,800,063
Index 400 Mid-Cap	26,235,491
Real Estate Securities	22,549,935

Gain or loss in the market price of the securities loaned as well as collateral received that may occur during the term of the loan is reflected in the value of the Portfolio. Wells Fargo Fund Management, LLC receives 25% of income on securities lending activities and covers the expenses associated with securities lending activities.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(6)  Illiquid Securities

Each Portfolio currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 10% of net assets. At December 31, 2007, investments in securities of Bond, Mortgage Securities, Index 500, Index 400 Mid-Cap and Real Estate Securities include issues that are illiquid. The aggregate values of illiquid securities held by Bond, Mortgage Securities, Index 500, Index 400 Mid-Cap and Real Estate Securities were $20,901,559, $11,164,746, $7,875,339, $2,740,260 and $2,308,268, respectively, which represent 5.1%, 6.0%, 1.2%, 1.6% and 2.0% of net assets, respectively. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

(7)  Capital Share Transactions

Transactions in shares of the Portfolios for the years ended December 31, 2007 and 2006 were as follows:

	Bond		Money Market
	2007	2006	2007	2006
Sold	26,554,651	16,144,815	58,424,432	53,636,979
Issued for reinvested distributions		–	5,912,782	4,297,191
Redeemed	(6,489,039)	(6,890,503)	(44,607,071)	(41,463,238)
	20,065,612	9,254,312	19,730,143	16,470,932
	Mortgage Securities		Index 500
	2007	2006	2007	2006
Sold	4,642,298	3,032,470	1,666,990	2,707,701
Redeemed	(11,572,646)	(12,055,320)	(15,455,579)	(22,915,366)
	(6,930,348)	(9,022,850)	(13,788,589)	(20,207,665)
	Maturing Government Bond 2010		International Bond
	2007	2006	2007	2006
Sold	342,417	578,480	10,735,346	7,237,630
Redeemed	(2,900,678)	(1,144,660)	(941,057)	(9,234,326)
	(2,558,261)	(566,180)	9,794,289	(1,996,696)
	Index 400 Mid-Cap		Real Estate Securities
	2007	2006	2007	2006
Sold	8,414,208	9,168,843	3,957,081	4,316,808
Redeemed	(2,258,015)	(4,130,125)	(7,593,256)	(3,352,938)
	6,156,193	5,038,718	(3,636,175)	963,870

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights

Bond Portfolio

	Class 2
	Year ended December 31,
	2007		2006	2005(b)	2004	2003
Net asset value, beginning of year	$1.54		$1.48	$1.44	$1.37	$1.30
Income from investment operations:
Net investment income	.08		.07	.06	.06	.06
Net gains (losses) on securities (both realized and unrealized)	(.04)		(.01)	(.02)	.01	.01
Total from investment operations	.04		.06	.04	.07	.07
Net asset value, end of year	$1.58		$1.54	$1.48	$1.44	$1.37
Total return (a)	2.29	%(c)	4.66%	2.44%	4.98%	5.35%
Net assets, end of year (in thousands)	$406,106		$366,077	$336,093	$304,936	$286,934
Ratios to average net assets:
Expenses	.73%		.74%	.75%	.64%	.61%
Net investment income	5.18%		4.92%	4.49%	4.42%	4.32%
Portfolio turnover rate (excluding short-term securities)	89.6%		90.2%	131.5%	124.2%	128.4%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.

(b)  Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

(c)  In 2007, 0.10% of the Portfolio's total return consists of an unrealized gain on a guarantee and purchase agreement with SFG related to unrealized losses incurred on certain securities purchased in conjunction with the Portfolio's securities lending program (see note 5). Excluding this unrealized gain, the total return would have been 2.19%.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights – (continued)

Money Market Portfolio

	Year ended December 31,
	2007	2006	2005(b)	2004	2003
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.04	.04	.02	.01	.01
Net losses on securities (both realized and unrealized)	–	–	–	–	–
Total from investment operations	.04	.04	.02	.01	.01
Less distributions:
Dividends from net investment income	(.04)	(.04)	(.02)	(.01)	(.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (a)	4.55%	4.36%	2.43%	.74%	.61%
Net assets, end of year (in thousands)	$133,217	$113,487	$97,016	$85,433	$96,069
Ratios to average net assets:
Expenses	.68%	.71%	.72%	.64%	.60%
Net investment income	4.51%	4.31%	2.43%	.75%	.64%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.

(b)  Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights – (continued)

Mortgage Securities Portfolio

	Class 2
	Year ended December 31,
	2007	2006	2005(b)	2004	2003
Net asset value, beginning of year	$1.52	$1.45	$1.41	$1.34	$1.29
Income from investment operations:
Net investment income	.08	.08	.07	.07	.08
Net losses on securities (both realized and unrealized)	(.03)	(.01)	(.03)	–	(.03)
Total from investment operations	.05	.07	.04	.07	.05
Net asset value, end of year	$1.57	$1.52	$1.45	$1.41	$1.34
Total return (a)	3.19%	5.34%	2.88%	4.81%	4.15%
Net assets, end of year (in thousands)	$187,180	$191,993	$195,294	$235,481	$241,997
Ratios to average net assets:
Expenses	.76%	.76%	.78%	.65%	.62%
Net investment income	5.44%	5.49%	4.93%	4.98%	5.51%
Portfolio turnover rate (excluding short-term securities)	87.8%	89.4%	138.9%	152.2%	83.9%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.

(b)  Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights – (continued)

Index 500 Portfolio

	Class 2
	Year ended December 31,
	2007		2006	2005(b)	2004	2003
Net asset value, beginning of year	$4.59		$3.98	$3.81	$3.45	$2.70
Income from investment operations:
Net investment income	.07		.08	.05	.06	.04
Net gains on securities (both realized and unrealized)	.16		.53	.12	.30	.71
Total from investment operations	.23		.61	.17	.36	.75
Net asset value, end of year	$4.82		$4.59	$3.98	$3.81	$3.45
Total return (a)	5.02	%(c)	15.23%	4.43%	10.39%	28.04%
Net assets, end of year (in thousands)	$637,194		$669,976	$661,874	$663,636	$586,842
Ratios to average net assets:
Expenses	.48%		.49%	.50%	.45%	.45%
Net investment income	1.52%		1.83%	1.38%	1.59%	1.34%
Portfolio turnover rate (excluding short-term securities)	3.5%		3.6%	5.5%	1.6%	2.8%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.

(b)  Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

(c)  In 2007, 0.23% of the Portfolio's total return consists of an unrealized gain on a guarantee and purchase agreement with SFG related to unrealized losses incurred on certain securities purchased in conjunction with the Portfolio's securities lending program (see note 5). Excluding this unrealized gain, the total return would have been 4.79%.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights – (continued)

Maturing Government Bond 2010 Portfolio

	Year ended December 31,
	2007(b)		2006	2005	2004	2003
Net asset value, beginning of year	$1.61		$1.60	$1.60	$1.55	$1.51
Income from investment operations:
Net investment income	.03		.04	.05	.06	.07
Net gains (losses) on securities (both realized and unrealized)	.03		(.03)	(.05)	(.01)	(.03)
Total from investment operations	.06		.01	–	.05	.04
Distributions to shareholders:
Liquidation distributions	(1.67)		–	–	–	–
Total distributions	(1.67)		–	–	–	–
Net assets, end of year/period (in thousands)	$–		$1.61	$1.60	$1.60	$1.55
Total return (a)	3.79%		.45%	(.03)%	3.31%	2.75%
Net assets, end of year/period (in thousands)	$–		$4,113	$5,003	$6,762	$7,654
Ratios to average net assets:
Expenses	3.29	%(c)	2.88%	2.24%	1.62%	1.12%
Net investment income	2.16	%(c)	2.47%	2.91%	3.53%	3.67%
Portfolio turnover rate (excluding short-term securities)	37.2%		17.8%	14.7%	17.1%	10.5%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.

(b)  The Maturing Government Bond 2010 Portfolio made a liquidating distribution and ceased operations on December 7, 2007.

(c)  Adjusted to an annual basis.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights – (continued)

International Bond Portfolio

	Class 2
	Year ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$1.38	$1.33	$1.46	$1.31	$1.09
Income from investment operations:
Net investment income	.03	–	.03	.03	.03
Net gains (losses) on securities (both realized and unrealized)	.10	.05	(.16)	.12	.19
Total from investment operations	.13	.05	(.13)	.15	.22
Net asset value, end of year	$1.51	$1.38	$1.33	$1.46	$1.31
Total return (a)	9.43%	3.99%	(8.91)%	11.43%	20.25%
Net assets, end of year (in thousands)	$83,407	$62,683	$62,927	$67,534	$68,312
Ratios to average net assets:
Expenses	1.18%	1.16%	1.15%	1.17%	1.09%
Net investment income	2.17%	2.70%	2.42%	2.20%	2.55%
Portfolio turnover rate (excluding short-term securities)	139.3%	225.7%	317.5%	145.2%	364.8%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights – (continued)

Index 400 Mid-Cap Portfolio

	Class 2
	Year ended December 31,
	2007		2006	2005(b)	2004	2003
Net asset value, beginning of year	$1.84		$1.68	$1.50	$1.29	$0.96
Income from investment operations:
Net investment income	.02		.02	.02	.01	.01
Net gains on securities (both realized and unrealized)	.12		.14	.16	.20	.32
Total from investment operations	.14		.16	.18	.21	.33
Net asset value, end of year	$1.98		$1.84	$1.68	$1.50	$1.29
Total return (a)	7.44	%(c)	9.78%	11.96%	15.73%	34.59%
Net assets, end of year (in thousands)	$167,993		$145,021	$123,649	$87,167	$63,758
Ratios to average net assets:
Expenses	.53%		.56%	.58%	.64%	.61%
Net investment income	1.21%		1.02%	1.16%	.56%	.62%
Portfolio turnover rate (excluding short-term securities)	22.8%		15.5%	25.5%	16.3%	11.0%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.

(b)  Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

(c)  In 2007, 0.32% of the Portfolio's total return consists of an unrealized gain on a guarantee and purchase agreement with SFG related to unrealized losses incurred on certain securities purchased in conjunction with the Portfolio's securities lending program (see note 5). Excluding this unrealized gain, the total return would have been 7.12%.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Financial Highlights – (continued)

Real Estate Securities Portfolio

	Class 2
	Year ended December 31,
	2007		2006	2005(b)	2004	2003
Net asset value, beginning of year	$2.86		$2.19	$1.97	$1.46	$1.02
Income from investment operations:
Net investment income	.07		.07	.06	.03	.03
Net gains (losses) on securities (both realized and unrealized)	(.52)		.60	.16	.48	.41
Total from investment operations	(.45)		.67	.22	.51	.44
Net asset value, end of year	$2.41		$2.86	$2.19	$1.97	$1.46
Total return (a)	(15.76	)%(c)	30.63%	11.08%	35.52%	42.21%
Net assets, end of year (in thousands)	$115,080		$147,021	$110,437	$95,410	$60,664
Ratios to average net assets:
Expenses	1.08%		1.10%	1.12%	1.06%	1.11%
Net investment income	2.65%		1.31%	3.14%	2.13%	2.78%
Portfolio turnover rate (excluding short-term securities)	37.3%		39.7%	34.8%	85.3%	45.4%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.

(b)  Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

(c)  In 2007, 0.31% of the Portfolio's total return consists of an unrealized gain on a guarantee and purchase agreement with SFG related to unrealized losses incurred on certain securities purchased in conjunction with the Portfolio's securities lending program (see note 5). Excluding this unrealized gain, the total return would have been -16.07%.

Advantus Series Fund, Inc.
Fund Expense Examples

(Unaudited)

Fund Expenses Paid by Shareholders

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; (the Fund does not impose transaction costs, but you will incur such costs in connection with the variable life insurance policies and variable annuity contracts that invest in the Fund) and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The table below provides information about actual account values and actual expenses for the Portfolios. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the portfolio you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolios' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare the 5% hypothetical example of the portfolios you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Advantus Series Fund, Inc.
Fund Expense Examples – continued

	Account Value
	Beginning of Period July 1, 2007	End of Period December 31, 2007	Expenses Paid During Period*	Expense Ratio During Period*
Bond Portfolio
Actual Return	$1,000.00	$1,013.83	$3.76	0.74%
Hypothetical return before expenses	$1,000.00	$1,021.48	$3.77	0.74%
Money Market Portfolio
Actual Return	$1,000.00	$1,021.85	$3.52	0.69%
Hypothetical return before expenses	$1,000.00	$1,021.73	$3.52	0.69%
Mortgage Securities Portfolio
Actual Return	$1,000.00	$1,018.35	$3.92	0.77%
Hypothetical return before expenses	$1,000.00	$1,021.32	$3.92	0.77%
Index 500 Portfolio
Actual Return	$1,000.00	$984.36	$2.45	0.49%
Hypothetical return before expenses	$1,000.00	$1,022.74	$2.50	0.49%
International Bond Portfolio
Actual Return	$1,000.00	$1,109.32	$6.38	1.20%
Hypothetical return before expenses	$1,000.00	$1,019.16	$6.11	1.20%
Index 400 Mid-Cap Portfolio
Actual Return	$1,000.00	$961.90	$2.67	0.54%
Hypothetical return before expenses	$1,000.00	$1,022.48	$2.75	0.54%
Real Estate Securities Portfolio
Actual Return	$1,000.00	$899.78	$5.27	1.10%
Hypothetical return before expenses	$1,000.00	$1,019.66	$5.60	1.10%

*  Expenses are equal to the portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year (184) divided by 365 to reflect the one-half year period.

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Advantus Series Fund, Inc.
Proxy Voting and Quarterly Holdings Information

Proxy Voting Policies and Procedures

A description of the policies and procedures that Advantus uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, by calling, toll-free, 800-995-3850 or on the Securities and Exchange Commission's website at www.sec.gov. The Fund will provide this document within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Proxy Voting Record

The Fund's proxy voting record for the 12 month period ended December 31 is available by calling, toll-free, 866-330-7355 or on the Securities and Exchange Commission's website at www.sec.gov no later than August 31 each year. The Fund will also provide this information, within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of investment holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders without charge on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. More information of the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Advantus Series Fund, Inc.
Statement Regarding Basis for Approval of Sub-Advisory Contract

At a meeting held on October 25, 2007, the Board considered the recommendation of the Fund's investment adviser, Advantus Capital Management, Inc. (Adviser), that Franklin Advisers, Inc. (Franklin) replace Augustus Asset Managers Limited (Augustus) as the sub-adviser to the International Bond Portfolio (the Portfolio) and unanimously approved the Franklin Agreement. At the meeting, the Board reviewed materials furnished by the Adviser and by Franklin pertaining to Franklin and the Franklin Agreement. The Board also met personally with and received a presentation from Dr. Michael Hasenstab, Senior Vice President, Co-Director and portfolio manager for the International Bond Department of the Franklin Templeton Fixed Income Group, and Sandra Schoren-Testa, a Senior Vice President of Franklin Templeton Institutional.

The Adviser, as manager of all of the portfolios of the Fund, is charged with researching and recommending subadvisers for the Fund, including the Portfolio. The Adviser has adopted policies and procedures to assist it in the process of analyzing each sub-adviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Adviser in deciding which investment advisers to approve. The directors also receive frequent updates on industry and regulatory developments and best practices. After an investment adviser becomes a subadviser, a similarly rigorous process is instituted by the Adviser to monitor the investment performance and other responsibilities of the sub-adviser.

As part of its ongoing obligation to monitor and evaluate the performance of the Portfolio's sub-adviser, the Adviser recently completed a review of Augustus' management of the Portfolio. The Adviser's review and evaluation of Augustus focused primarily on the performance of the Portfolio.

The Board, including a majority of the independent directors, with the assistance of independent counsel to the independent directors, considered whether to approve the Franklin Agreement in light of its experience in governing the Fund and working with the Adviser and the sub-advisers on matters relating to the portfolios of the Fund, including the Portfolio. The independent directors are those directors who are not "interested persons" of the Fund within the meaning of the 1940 Act, and are not employees of or affiliated with the Portfolio, the Adviser, Augustus, or Franklin.

Prior to voting, the Board reviewed the Adviser's recommendation that it approve the Franklin Agreement with experienced counsel who are independent of the Adviser and received from such counsel an oral summary of the legal standards for consideration of the proposed approval. In its deliberations, the Board considered all factors that the directors believed were relevant. The Board based its decision to approve the Franklin Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations.

The directors also requested and evaluated other information, including information on Franklin's organization and current staffing, detailed comparative expense and performance information, and information on brokerage allocation practices and soft dollar arrangements. The directors also requested and reviewed a summary of Franklin's code of ethics and overall compliance program.

The directors reviewed the terms of the Franklin Agreement and a memorandum from independent legal counsel outlining their legal duties and responsibilities as directors in connection with this review. In reaching their determination with respect to the approval of the Franklin Agreement, the directors met in private session with independent legal counsel at which no representatives of the Adviser, Franklin or their respective affiliates were present.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director may have attributed different weights to the various factors. The directors evaluated all information available to them regarding the Portfolio.

Advantus Series Fund, Inc.
Statement Regarding Basis for Approval of Sub-Advisory Contract – continued

The material factors and conclusions that formed the basis for the directors' approval of the Franklin Agreement (including the appropriateness of the fees payable to Franklin by the Adviser thereunder) were separately discussed by the directors. The directors determined that the overall arrangements between the Portfolio and Franklin, as provided in the Franklin Agreement, are fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The Board approved the termination of the Augustus Agreement and determined that the Franklin Agreement was reasonable and in the best interests of the Portfolio and approved Franklin as the Portfolio's new sub-adviser, effective on or about January 1, 2008. The Board's decision to approve the Franklin Agreement reflects the exercise of its business judgment on whether to approve new arrangements and continue existing arrangements.

A rule adopted by the SEC under the 1940 Act requires a discussion of certain factors relating to the selection of investment advisers and sub-advisers and the approval of advisory and sub-advisory fees. The factors enumerated by the SEC in the rule are set forth below in italics followed by the Board's conclusions regarding each factor.

(1) The nature, extent, and quality of services provided by the Sub-Adviser.

In deciding to approve Franklin as the Portfolio's sub-adviser, the Board considered the experience and track record of Franklin's investment management personnel. The Board also noted Franklin's investment infrastructure as well as the risk profiles of its investment process. Specifically, the Board determined that, based upon the Adviser's report, the proposed change to Franklin as the sub-adviser likely would benefit the Portfolio and its shareholders.

In reviewing the other various matters listed above, the Board concluded that Franklin is a recognized firm capable of competently managing the Portfolio; that the nature, extent, and quality of services that Franklin could provide were at a level at least equal to the services that could be provided by Augustus; that the services contemplated by the Franklin Agreement are substantially similar to those provided under the Augustus Agreement; that the Franklin Agreement contains provisions generally comparable to those of other sub-advisory agreements for other mutual funds; that Franklin was staffed with a number of qualified personnel and had significant research capabilities; and that Franklin's investment performance, based upon the historical "track records" of a comparable fund, was at least satisfactory.

(2) The investment performance of the Sub-Adviser.

The Board received information about the performance of Franklin in managing its Franklin Templeton Global Bond Plus strategy, including the Templeton Global Bond Fund, which are managed in a style consistent with the Portfolio. The Board noted that the lead portfolio manager for the Franklin Templeton Global Bond Plus strategy and the Templeton Global Bond Fund will be the lead portfolio manager for the Portfolio. The performance information provided for the Franklin Templeton Global Bond Plus strategy covered the one-, three-, five-, and ten-year periods ended June 30, 2007, and included (a) gross returns, (b) net returns, and (c) comparison to an appropriate benchmark. The performance information provided for the Templeton Global Bond Fund similarly covered the one-, three-, five-, and ten-year periods ended June 30, 2007, and included (a) total returns and (b) comparison with that fund's Lipper peer group over the same time periods.

The Board noted that the Franklin Templeton Global Bond Plus strategy performance compared favorably with its benchmark and that Templeton Global Bond Fund's performance relative to its Lipper peer group ranked in the 8th percentile or higher for all periods presented. On the basis of the information presented, the Board concluded that Franklin's performance in managing portfolios with main strategies substantially similar to that of the Portfolio has been strong.

Advantus Series Fund, Inc.
Statement Regarding Basis for Approval of Sub-Advisory Contract – continued

(3) The costs of services to be provided and profits to be realized by Franklin from its relationship with the Portfolio.

The Adviser, on behalf of the Board, requested, but did not receive, an analysis of Franklin's profitability in managing the Portfolio. The Board noted that sub-advisers such as Franklin sometimes do not disclose this proprietary information, and further noted that the Franklin Agreement (including Franklin's fees) had been negotiated by the Adviser on an arm's length basis.

The Board compared the fee schedule in the Franklin Agreement to the fee schedule in the Augustus Agreement. The Board noted that the fee schedule in the Franklin Agreement is somewhat higher than the fee schedule in the Augustus Agreement (37 basis points versus 30 basis points). The Board also noted that that fees paid to Franklin will be paid by the Adviser out of the fees it receives from the Portfolio and that the fees payable by shareholders of the Portfolio will not change. The Board noted that, consequently, the change in sub-adviser will result in less profit to the Adviser. Based upon its review, the Board concluded that the fees proposed to be paid to Franklin were reasonable. Information comparing the fees under the Franklin Agreement and the Augustus Agreement is set forth in this information statement.

(4) and (5) The extent to which economies of scale would be realized as the Portfolio grows, and whether fee levels reflect these economies of scale.

The Board noted that the fee schedule in the Franklin Agreement does not contain "breakpoints" to reduce the fee rate based upon the size of the Portfolio's assets. The Board noted that the fee schedule in the Augustus Agreement similarly did not contain any breakpoints. The Board recognized that Franklin may realize certain economies of scale as the Portfolio grows larger, which are not reflected in the fee schedule in the Franklin Agreement. The Board noted that in the fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints apply and that the advisory agreements for many funds do not have breakpoints at all. Depending on the age, size, and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the Franklin Agreement (including Franklin's fees) had been negotiated by the Adviser on an arm's length basis. Having taken these factors into account, the Board concluded that the Portfolio's sub-advisory fee rate is acceptable.

The directors also reviewed the costs associated with the change in sub-advisers (such as the cost of preparing and mailing this information statement) and approved the allocation of such costs to the Portfolio.

Advantus Series Fund, Inc.
Shareholder Voting Results

Shareholder Voting Results

On December 7, 2007, a special meeting of the shareholders of the Fund's Maturing Government Bond 2010 Portfolio was held. Shareholders of record on October 15, 2007, were entitled to vote on the proposal described below.

1.  To consider and vote upon a proposed Plan of Dissolution and Liquidation providing for the complete dissolution, liquidation and termination of the Portfolio. A vote in favor of the Plan of Dissolution and Liquidation will be considered a vote in favor of an amendment to the Amended and Restated Articles of Incorporation of Advantus Series Fund, Inc., required to effect the proposed dissolution and liquidation.

Votes For	Votes Against	Votes Abstain
2,151,786.206	-0-	21,150.536

Advantus Series Fund, Inc.
Directors and Executive Officers

Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund and its Portfolios. None of the current directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund. These directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, the Fund's investment adviser, Advantus Capital Management, Inc. or its affiliated companies, including Minnesota Life Insurance Company. 75% of the Board of Directors is required to be comprised of Independent Directors.

Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Advantus Funds. Each director serves for an indefinite term, until his or her resignation, death or removal.

Name, Address(1) and Year of Birth	Position with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Directors

Linda L. Henderson 1949	Director since January 25, 2007	Retired; Professional Advisor, Carlson School of Management, University of Minnesota, 2004 to May 2007; Senior Vice President, Director of Fixed Income Research and Strategies, RBC Dain Rauscher Investments, 1985 to 2004; Chartered Financial Analyst and Certified Financial Planner

William C. Melton 1947	Director since April 25, 2002	Founder and President of Melton Research Inc. since 1997; member of the Advisory Board of Macroeconomic Advisors LLC since 1998; member, Minneapolis StarTribune Board of Economists since 1986; member, State of Minnesota Council of Economic Advisors from 1988 to 1994; various senior positions at American Express Financial Advisors (formerly Investors Diversified Services and, thereafter, IDS/American Express) from 1982 through 1997, including Chief Economist and, thereafter, Chief International Economist

Advantus Series Fund, Inc.
Directors and Executive Officers – continued

Name, Address(1) and Year of Birth	Position with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Directors — continued

Dorothy J. Bridges 1955	Director since December 28, 2004	President and Chief Executive Officer, Franklin National Bank of Minneapolis since 1999; member, Franklin National Bancorporation since 1999; member, Federal Reserve Bank's Consumer Advisory Council since 2006; Chairman, Community Bankers Council of the American Bankers Association; Vice Chair, Northwest Area Foundation Board of Directors; Director, Federal Reserve Bank of Minneapolis

Executive Officers(2)

Gregory S. Strong 1944	President since April 25, 2007	Senior Vice President, Chief Actuary and Treasurer, Minnesota Life Insurance Company; Treasurer, Minnesota Mutual Companies, Inc.; Senior Vice President and Treasurer, Securian Financial Group, Inc.; Treasurer, Securian Holding Company; Senior Vice President, Treasurer and Director, Securian Life Insurance Company; Vice President and Director, Robert Street Property Management, Inc.; Vice President, Cherokee National Life Insurance Company; Vice President, CNL Financial Corporation; Vice President, CNL/Insurance America, Inc.; Vice President, CNL/Resource Marketing Corporation; Vice President, Commodore National Reinsurance Company; Director, Capitol City Property Management, Inc.; Director, Personal Finance Company LLC; Director, Securian Casualty Company

Advantus Series Fund, Inc.
Directors and Executive Officers – continued

Name, Address(1) and Year of Birth	Position with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers(2) — continued

Gary M. Kleist 1959	Vice President and Treasurer since July 24, 2003	Financial Vice President and Director, Advantus Capital Management, Inc.; Second Vice President, Minnesota Life Insurance Company; Vice President and Secretary/Treasurer, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital); Financial Vice President, MCM Funding 1997-1, Inc. and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital); Second Vice President, Securian Financial Group, Inc.; Second Vice President, Securian Life Insurance Company

Michael J. Radmer Dorsey & Whitney LLP 50 South Sixth Street Minneapolis, Minnesota 55402 1945	Secretary since April 16, 1998	Partner with the law firm of Dorsey & Whitney LLP

(1)  Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

(2)  Although not a 'corporate' officer of the Fund, Vicki L. Bailey, born in 1955, has served as the Fund's Chief Compliance Officer since July 2004. Ms. Bailey is also Vice President, Investment Law, Chief Compliance Officer and Secretary, Advantus Capital Management, Inc.; Vice President, Investment Law and Advantus Compliance Officer, Minnesota Life Insurance Company; Vice President and Secretary, MCM Funding 1997-1, Inc. and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital); Vice President, Securian Financial Group, Inc.; Vice President, Securian Life Insurance Company; Director, Personal Finance Company LLC

The Fund has both an Audit Committee and a Nominating Committee of the Board of Directors, the members of which are all directors who are not "interested persons" of the Fund. Ms. Bridges, Ms. Henderson and Mr. Melton comprise the members of both committees.

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This offering is available through Securian Financial Services, Inc., a registered broker/dealer. Securian Financial Services, Inc. is the distributor of Minnesota Life variable insurance products.

This report may be used as sales literature in connection with the offer or sale of variable annuity or life insurance contracts funded by Advantus Series Fund, Inc. ("Fund") if preceded or accompanied by (a) the current prospectus for the Fund and such contracts and (b) the current Variable Annuity Performance Report (MOA Classic, MOA Achiever, MOA Advisor, MOA Extra or MOA Legend), Adjustable Income Annuity Performance Report, Variable Fund D Performance Report, Variable Group Universal Life Portfolio Performance And Historical Policy Values Report and Variable Adjustable Life (VAL, VAL - SD, VAL Horizon, VAL Summit or VAL Survivor) Portfolio Performance And Historical Policy Values Report, respectively.

You should consider the investment objectives, risks, charges and expenses of a Portfolio and the variable insurance product carefully before investing. The Portfolio and variable insurance product prospectuses contain this and other information. Please read the prospectuses carefully before investing.

Securian Financial Services, Inc.

www.securian.com

Securities Dealer, Member FINRA/SIPC.

Registered Investment Advisor

400 Robert Street North, St. Paul, MN 55101-2098

1.888.237.1838

A00340-0108

Minnesota Life Insurance Company

A Securian Company

400 Robert Street North

St. Paul, MN 55101-2098

PRESORTED STANDARD
U.S. POSTAGE PAID
CAROL STREAM, IL
PERMIT NO. 1

CHANGE SERVICE REQUESTED

About Minnesota Life

Founded in 1880, Minnesota Life Insurance Company serves millions of people with a wide range of insurance and investment products for individuals, families and businesses. We provide more than $627 billion of life insurance protection and manage more than $30 billion in assets. One of the most highly-rated life insurers in America, we will be there when our clients need us.

©2007 Minnesota Life Insurance Company. All rights reserved.

F38897 Rev 2-2008

ITEM 2.  CODE OF ETHICS.

Filed herewith as Exhibit 12(a)(1).  During the period covered by this report, there has been no amendment to the code of ethics that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR, nor has the registrant granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to one or more of the items set forth in paragraph (b) of Item 2 of form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Fund has determined that Dorothy J. Bridges, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms.

Bridges as the Audit Committee’s financial expert.  Ms. Bridges is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)           Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2007	2006

$152,340	$152,440

(b)           Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were as follows:

2007	2006

-0-	-0-

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant’s investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c)           Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation were as follows:

2007	2006

$23,120	$16,840

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)           All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4 were as follows:

2007	2006

3,000	-0-

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4, that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1)   Registrant’s audit committee has adopted the following pre-approval policies and procedures in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X:

ADVANTUS SERIES FUND

AUDIT COMMITTEE POLICY regarding pre-approval of services provided by the Independent Auditor

The Audit Committee (the “Committee”) of the Advantus Series Fund, Inc. (the “Fund”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•                  Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•                  Examine and evaluate the safeguards put into place by the Fund and the auditor to safeguard independence

•                  Meet quarterly with the partner of the independent audit firm

•                  Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the Fund’s independent audit firm directly for the Fund. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Fund’s Treasurer and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•                  Annual Fund financial statement audits

•                  SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Accounting consultations

•                  Fund merger support services

•                  Other accounting related matters

•                  Agreed Upon Procedure Reports

•                  Attestation Reports

•                  Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $20,000 are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis.  The Chair shall thereafter report to the Full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Tax compliance services related to the filing or amendment of the following:

•                  Federal, state and local income tax compliance; and,

•                  Sales and use tax compliance

•                  Timely RIC qualification reviews

•                  Tax distribution analysis and planning

•                  Tax authority examination services

•                  Tax appeals support services

•                  Accounting methods studies

•                  Fund merger support services

•                  Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $20,000 are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis.  The Chair shall thereafter report to the Full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent firm without the prior approval of the Audit Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•                  Management functions

•                  Accounting and bookkeeping services

•                  Internal audit services

•                  Financial information systems design and implementation

•                  Valuation services supporting the financial statements

•                  Actuarial services supporting the financial statements

•                  Executive recruitment

•                  Expert services (e.g., litigation support)

•                  Investment banking

Policy for Pre approval of Non-Audit Services Provided to Other Affiliated Entities

The Committee is also responsible for pre-approving certain non-audit services provided to Advantus Capital Management Inc. (“Advantus”) and any other entity under common control with Advantus that provides ongoing services to the Fund. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the Fund.

Although the Committee is not required to pre-approve all services provided to Advantus and affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to Advantus and its affiliates.

(e)(2)   None of the services provided to the registrant described in paragraphs (b) – (d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            No disclosures are required by this Item 4(f).

(g)           The aggregate non-audit fees billed for each of the last two fiscal years by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant were as follows:

2007	2006

$186,700	$164,400

(h)           The registrant’s audit committee has considered that the provision of the non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.  Schedule I – Investments in Securities of Unaffiliated Issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant has a nominating committee of its board of directors, the members of which are all directors who are not “interested persons” of the registrant, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“independent directors”).  The nominating committee, which operates in accordance with a separate nominating committee charter approved by the board of directors, selects and recommends to the board of directors individuals for nomination as independent directors.  The names of potential independent director candidates are drawn from a number of sources, including recommendations from management of Advantus Capital Management, Inc., the registrant’s investment adviser.  Each candidate is evaluated by the nominating committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an independent director, as well as his or her compatibility with respect to business philosophy and style.  The members of the nominating committee may conduct an in-person interview of each viable candidate using a standardized questionnaire.  When all of the viable candidates have been evaluated and interviewed, the nominating committee determines which of the viable candidates should be presented to the board of directors for selection to become a member of the board of directors.

Inasmuch as the registrant does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the nominating committee does not at present consider nominees recommended by shareholders.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)           Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)           There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)  File the exhibits listed below as part of this Form.  Letter or number the exhibits in the sequence indicated.

(1)                          Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Exhibit 99.CODE ETH attached hereto.

(2)                          A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2):

Exhibit 99.CERT attached hereto.

(3)                          Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by this report by or on behalf of the registrant to 10 or more persons:

Not applicable.

(b)  If the report is filed under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, provide the certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14 under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit.  A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (15 U.S.C. 78r), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference:

Exhibit 99.906 CERT attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advantus Series Fund, Inc.

By (Signature and Title)	/s/ Gregory S. Strong
Gregory S. Strong, President

Date:  March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gregory S. Strong
Gregory S. Strong, President (Principal Executive Officer)

By (Signature and Title)	/s/ Gary M. Kleist
Gary M. Kleist, Treasurer (Principal Financial Officer)

Date:  March 6, 2008